As filed with the Securities and Exchange Commission on February 26, 2021
File Nos. 333-22075 and 811-08061

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 79	☒
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 82	☒
(Check appropriate box or boxes.)

Diamond Hill Funds
(Exact Name of Registrant as Specified in Charter)

325 John H. McConnell Blvd., Suite 200, Columbus, Ohio 43215
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (888) 226-5595
Thomas E. Line, Diamond Hill Funds
325 John H. McConnell Blvd., Suite 200, Columbus, Ohio 43215
(Name and Address of Agent for Service)

With copy to:
Michael V. Wible, Esq.
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215-6101

Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on February 28, 2021 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a) (1)
☐	on (date) pursuant to paragraph (a) (1)
☐	75 days after filing pursuant to paragraph (a) (2)
☐	on (date) pursuant to paragraph (a) (2) of Rule 485.
If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

	Investor (formerly Class A)	Class I	Class Y

Diamond Hill Small Cap Fund	DHSCX	DHSIX	DHSYX

Diamond Hill Small-Mid Cap Fund	DHMAX	DHMIX	DHMYX

Diamond Hill Mid Cap Fund	DHPAX	DHPIX	DHPYX

Diamond Hill Large Cap Fund	DHLAX	DHLRX	DHLYX

Diamond Hill All Cap Select Fund	DHTAX	DHLTX	DHTYX

Diamond Hill Long-Short Fund	DIAMX	DHLSX	DIAYX

Diamond Hill Global Fund	DHGBX	DHGIX	DHGYX

Diamond Hill International Fund	DHIAX	DHIIX	DHIYX

Diamond Hill Short Duration Securitized Bond Fund (formerly Short Duration Total Return Fund)	DHEAX	DHEIX	DHEYX

Diamond Hill Core Bond Fund	DHRAX	DHRIX	DHRYX

Diamond Hill Corporate Credit Fund	DSIAX	DHSTX	DSIYX

Diamond Hill High Yield Fund	DHHAX	DHHIX	DHHYX

As with all mutual fund shares and prospectuses, the Securities and Exchange Commission has not approved or disapproved these shares or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

For more information, see back cover.

Class	Investor	I	Y
Ticker	DHSCX	DHSIX	DHSYX
Investment Objective
The investment objective of the Diamond Hill Small Cap Fund is to provide long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Class I	Class Y
Management fees	0.80%	0.80%	0.80%
Distribution (12b-1) fees	0.25%	None	None
Other expenses	0.21%	0.17%	0.05%
Total annual fund operating expenses	1.26%	0.97%	0.85%

EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$128	$400	$692	$1,523
Class I	99	309	536	1,190
Class Y	87	271	471	1,049

PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 34% of the average value of its portfolio.
Principal Investment Strategy
The fund, under normal market conditions, invests at least 80% of its net assets in U.S. equity securities with small market capitalizations that Diamond Hill Capital Management, Inc. (“the Adviser”) believes are undervalued. Equity securities consist of common and preferred stocks. Small cap companies are defined as companies with market capitalizations at the time of purchase below $3 billion or in the range of those market capitalizations of companies included in the Russell 2000 Index at the time of purchase. The capitalization range of the Russell 2000 Index is between $44.3 million and $31.4 billion as of January 31, 2021. The size of the companies included in the Russell 2000 Index will change with market conditions.
The Adviser focuses on estimating a company’s value independent of its current stock price. To estimate a company’s value, the Adviser concentrates on the fundamental economic drivers of the business. The primary focus is on “bottom-up” analysis, which takes into consideration earnings, revenue growth, operating margins and other economic factors. The Adviser also considers the level of industry competition, regulatory factors, the threat of technological obsolescence, and a variety of other industry factors. If the Adviser’s estimate of a company’s value differs sufficiently from the current market price, the company may be an attractive investment opportunity. In constructing a portfolio of securities, the Adviser is not constrained by the sector or industry weights in the benchmark. The Adviser relies on individual stock selection and discipline in the investment process to add value. The highest portfolio security weights are assigned to companies where the Adviser has the highest level of conviction.
Once a stock is selected, the Adviser continues to monitor the company’s strategies, financial performance and competitive environment. The Adviser may sell a security as it reaches the Adviser’s estimate of the company’s value if it believes that the company’s earnings, revenue growth, operating margin or other economic factors are deteriorating or if it identifies a stock that it believes offers a better investment opportunity.
Main Risks
All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks

1 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Diamond Hill Small Cap Fund Summary	As of February 28, 2021
listed below are significant to the fund, regardless of the order in which they appear.
Management Risk  The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated. The value of an individual company can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results.
Market Risk  The value of the fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries or overall securities markets. When the value of the fund’s investments goes down, your investment in the fund decreases in value. A variety of factors including interest rate levels, recessions, inflation, U.S. economic growth, war or acts of terrorism, natural disasters, political events and widespread public health issues affect the securities markets. The global spread of novel coronavirus disease (COVID-19) was declared a pandemic by the World Health Organization. COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the fund holds, and may adversely affect the fund's investments and operations. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the fund's service providers and disrupt the fund's operations. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of the fund's investments.
Small Cap Company Risk  Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.
Performance
The following bar chart and table show two aspects of the fund: volatility and performance. The bar chart shows the volatility — or variability — of the fund’s annual total returns over time, and shows that fund performance can change from year to year. The table shows the fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the fund. Of course, the fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.diamond-hill.com or by calling 888-226-5595.

CLASS I ANNUAL TOTAL RETURN-YEARS ENDED 12/31

Best Quarter:	4Q 2020, +26.68%
Worst Quarter:	1Q 2020, -36.17%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/20
The fund’s Investor shares (formerly Class A) were subject to a maximum applicable sales charge of 5% which was charged until February 26, 2021, as applicable. This sales charge is not reflected in the average annual total returns shown below. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes.

	Inception Date of Class	One Year	Five Year	Ten Year
Class I Before Taxes	4/29/05	(0.28)%	5.58%	6.96%
After Taxes on Distributions		(0.42)	4.28	5.84
After Taxes on Distributions and Sale of Fund Shares		(0.06)	4.27	5.52
Investor Before Taxes	12/29/00	(0.55)	5.28	6.66
Class Y Before Taxes	12/30/11	(0.17)	5.70	7.05
Russell 2000 Index		19.96	13.26	11.20
Historical performance for Class Y shares prior to their inception is based on the performance of Investor (formerly Class A) shares. Class Y performance has been adjusted to reflect differences in sales charges.
The Russell 2000 Index is an unmanaged market capitalization weighted index measuring performance of the smallest 2,000 companies by market capitalization in the Russell 3000 Index. The Russell 3000 Index is an unmanaged market capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.
You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.

DIAMOND HILL FUNDS| PROSPECTUS| FEBRUARY 28, 2021| DIAMOND-HILL.COM 2

Diamond Hill Small Cap Fund Summary	As of February 28, 2021
Portfolio Management
Investment Adviser
Diamond Hill Capital Management, Inc.
Portfolio Managers
Christopher Welch
Portfolio Manager
since 4/2007
Aaron Monroe
Portfolio Manager
since 2/2017
Buying and Selling Fund Shares
Minimum Initial Investment
Investor and Class I:  $2,500
Class Y:  $500,000

To Place Orders	Mail: Diamond Hill Small Cap Fund P.O. Box 46707 Cincinnati, OH 45246 Phone: 888-226-5595
Transaction Policies
In general, you can buy or sell (redeem) shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You may also buy and sell shares through a financial professional.

Dividends, Capital Gains and Taxes
The fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

3 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Class	Investor	I	Y
Ticker	DHMAX	DHMIX	DHMYX
Investment Objective
The investment objective of the Diamond Hill Small-Mid Cap Fund is to provide long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Class I	Class Y
Management fees	0.75%	0.75%	0.75%
Distribution (12b-1) fees	0.25%	None	None
Other expenses	0.21%	0.17%	0.05%
Acquired fund fees and expenses	0.01%	0.01%	0.01%
Total annual fund operating expenses	1.22%	0.93%	0.81%
Fee waivers[1]	(0.01%)	(0.01%)	(0.01%)
Total annual fund operating expenses after fee waivers	1.21%	0.92%	0.80%
1 The fund may invest in another Diamond Hill Fund. The fund's adviser has contractually agreed to permanently waive a portion of its management fee in the pro rata amount of the management fee charged by the underlying Diamond Hill Funds. This agreement can only be terminated by the fund's Board of Trustees.

EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$123	$384	$665	$1,466
Class I	94	293	509	1,131
Class Y	82	255	444	990

PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategy
The fund, under normal market conditions, invests at least 80% of its net assets in U.S. equity securities with small and medium market capitalizations that Diamond Hill Capital Management, Inc. (“the Adviser”) believes are undervalued. Equity securities consist of common and preferred stocks. Small and mid cap companies are defined as companies with market capitalizations at the time of purchase between $500 million and $10 billion or in the range of those market capitalizations of companies included in the Russell 2500 Index at the time of purchase. The capitalization range of the Russell 2500 Index is between $44.3 million and $31.4 billion as of January 31, 2021. The size of the companies included in the Russell 2500 Index will change with market conditions.
The Adviser focuses on estimating a company’s value independent of its current stock price. To estimate a company’s value, the Adviser concentrates on the fundamental economic drivers of the business. The primary focus is on “bottom-up” analysis, which takes into consideration earnings, revenue growth, operating margins and other economic factors. The Adviser also considers the level of industry competition, regulatory factors, the threat of technological obsolescence, and a variety of other industry factors. If the Adviser’s estimate of a company’s value differs sufficiently from the current market price, the company may be an attractive investment opportunity. In constructing a portfolio of securities, the Adviser is not constrained by the sector or industry weights in the benchmark. The Adviser relies on individual stock selection and discipline in the investment process to add value. The highest portfolio security weights are assigned to companies where the Adviser has the highest level of conviction.
Once a stock is selected, the Adviser continues to monitor the company’s strategies, financial performance and competitive environment. The Adviser may sell a security as it reaches the Adviser’s estimate of the company’s value if it believes that the company’s earnings, revenue growth, operating margin or other economic factors are deteriorating; or, if it identifies a stock that it believes offers a better investment opportunity.
Main Risks
All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the

4 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Diamond Hill Small-Mid Cap Fund Summary	As of February 28, 2021
Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.
Management Risk  The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated. The value of an individual company can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results.
Market Risk  The value of the fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries or overall securities markets. When the value of the fund’s investments goes down, your investment in the fund decreases in value. A variety of factors including interest rate levels, recessions, inflation, U.S. economic growth, war or acts of terrorism, natural disasters, political events and widespread public health issues affect the securities markets. The global spread of novel coronavirus disease (COVID-19) was declared a pandemic by the World Health Organization. COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the fund holds, and may adversely affect the fund's investments and operations. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the fund's service providers and disrupt the fund's operations. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of the fund's investments.
Small Cap and Mid Cap Company Risk  Investments in small cap and mid cap companies may be riskier than investments in larger, more established companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap and mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.
Performance
The following bar chart and table show two aspects of the fund: volatility and performance. The bar chart shows the volatility — or variability — of the fund’s annual total returns over time, and shows that fund performance can change from year to year. The table shows the fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the fund. Of course, the fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.diamond-hill.com or by calling 888-226-5595.

CLASS I ANNUAL TOTAL RETURN-YEARS ENDED 12/31

Best Quarter:	4Q 2020, +23.26%
Worst Quarter:	1Q 2020, -35.83%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/20
The fund’s Investor shares (formerly Class A) were subject to a maximum applicable sales charge of 5% which was charged until February 26, 2021, as applicable. This sales charge is not reflected in the average annual total returns shown below. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes.

	Inception Date of Class	One Year	Five Year	Ten Year
Class I Before Taxes	12/30/05	1.31%	7.75%	9.55%
After Taxes on Distributions		1.13	6.95	8.78
After Taxes on Distributions and Sale of Fund Shares		0.90	6.02	7.72
Investor Before Taxes	12/30/05	1.03	7.44	9.24
Class Y Before Taxes	12/30/11	1.50	7.89	9.65
Russell 2500 Index		19.99	13.64	11.97
Historical performance for Class Y shares prior to their inception is based on the performance of Investor (formerly Class A) shares. Class Y performance has been adjusted to reflect differences in sales charges.
The Russell 2500 Index is an unmanaged market capitalization weighted index measuring performance of the smallest 2,500 companies by market capitalization in the Russell 3000 Index. The Russell 3000 Index is an unmanaged market capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.
You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.
Portfolio Management
Investment Adviser
Diamond Hill Capital Management, Inc.
Portfolio Manager
Christopher Welch
Portfolio Manager
since 12/2005

DIAMOND HILL FUNDS| PROSPECTUS| FEBRUARY 28, 2021| DIAMOND-HILL.COM 5

Diamond Hill Small-Mid Cap Fund Summary	As of February 28, 2021
Buying and Selling Fund Shares
The fund is closed to most new investors. Refer to “How to Purchase Shares — Important Information About the Small Mid-Cap Fund” for more information about the circumstances under which the fund will remain open to additional investments.
Minimum Initial Investment
Investor and Class I:  $2,500
Class Y:  $500,000

To Place Orders	Mail: Diamond Hill Small-Mid Cap Fund P.O. Box 46707 Cincinnati, OH 45246 Phone: 888-226-5595
Transaction Policies
In general, you can buy or sell (redeem) shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You may also buy and sell shares through a financial professional.

Dividends, Capital Gains and Taxes
The fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

6 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Class	Investor	I	Y
Ticker	DHPAX	DHPIX	DHPYX
Investment Objective
The investment objective of the Diamond Hill Mid Cap Fund is to provide long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Class I	Class Y
Management fees	0.60%	0.60%	0.60%
Distribution (12b-1) fees	0.25%	None	None
Other expenses	0.21%	0.17%	0.05%
Acquired fund fees and expenses	0.01%	0.01%	0.01%
Total annual fund operating expenses	1.07%	0.78%	0.66%

EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$109	$340	$590	$1,306
Class I	80	249	433	966
Class Y	67	211	368	822

PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 52% of the average value of its portfolio.
Principal Investment Strategy
The fund, under normal market conditions, invests at least 80% of its net assets in U.S. equity securities with medium market capitalizations that Diamond Hill Capital Management, Inc. (“the

Adviser”) believes are undervalued. Equity securities consist of common and preferred stocks. Mid cap companies are defined as companies with market capitalizations at the time of purchase between $1.5 billion and $20 billion or in the range of those market capitalizations of companies included in the Russell Midcap Index at the time of purchase. The capitalization range of the Russell Midcap Index is between $678.9 million and $68.5 billion as of January 31, 2021. The size of the companies included in the Russell Midcap Index will change with market conditions.
The Adviser focuses on estimating a company’s value independent of its current stock price. To estimate a company’s value, the Adviser concentrates on the fundamental economic drivers of the business. The primary focus is on “bottom-up” analysis, which takes into consideration earnings, revenue growth, operating margins and other economic factors. The Adviser also considers the level of industry competition, regulatory factors, the threat of technological obsolescence, and a variety of other industry factors. If the Adviser’s estimate of a company’s value differs sufficiently from the current market price, the company may be an attractive investment opportunity. In constructing a portfolio of securities, the Adviser is not constrained by the sector or industry weights in the benchmark. The Adviser relies on individual stock selection and discipline in the investment process to add value. The highest portfolio security weights are assigned to companies where the Adviser has the highest level of conviction.
Once a stock is selected, the Adviser continues to monitor the company’s strategies, financial performance and competitive environment. The Adviser may sell a security as it reaches the Adviser’s estimate of the company’s value if it believes that the company’s earnings, revenue growth, operating margin or other economic factors are deteriorating or if it identifies a stock that it believes offers a better investment opportunity.
Main Risks
All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.
Management Risk  The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated. The value of an individual company can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results.
Market Risk  The value of the fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries or overall securities markets. When the value of the fund’s investments goes down, your investment in the fund decreases in value. A variety of factors

DIAMOND HILL FUNDS| PROSPECTUS| FEBRUARY 28, 2021| DIAMOND-HILL.COM 7

Diamond Hill Mid Cap Fund Summary	As of February 28, 2021

including interest rate levels, recessions, inflation, U.S. economic growth, war or acts of terrorism, natural disasters, political events and widespread public health issues affect the securities markets. The global spread of novel coronavirus disease (COVID-19) was declared a pandemic by the World Health Organization. COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the fund holds, and may adversely affect the fund's investments and operations. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the fund's service providers and disrupt the fund's operations. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of the fund's investments.
Mid Cap Company Risk  Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.
Performance
The following bar chart and table show two aspects of the fund: volatility and performance. The bar chart shows the volatility — or variability — of the fund’s annual total returns over time, and shows that fund performance can change from year to year. The table shows the fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the fund. Of course, the fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.diamond-hill.com or by calling 888-226-5595.

CLASS I ANNUAL TOTAL RETURN-YEARS ENDED 12/31

Best Quarter:	4Q 2020, +22.19%
Worst Quarter:	1Q 2020, -36.76%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/20
The fund’s Investor shares (formerly Class A) were subject to a maximum applicable sales charge of 5% which was charged until February 26, 2021, as applicable. This sales charge is not reflected in the average annual total returns shown below. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes.

	Inception Date of Class	One Year	Five Year	Since Inception
Class I Before Taxes	12/31/13	(1.76)%	7.74%	6.74%
After Taxes on Distributions		(1.94)	7.31	6.38
After Taxes on Distributions and Sale of Fund Shares		(0.92)	6.06	5.32
Investor Before Taxes	12/31/13	(2.01)	7.44	6.43
Class Y Before Taxes	12/31/13	(1.66)	7.86	6.85
Russell Midcap Index		17.10	13.40	10.96
The Russell Midcap Index is an unmanaged market capitalization weighted index measuring performance of the smallest 800 companies by market capitalization in the Russell 1000 Index. The Russell 1000 Index is an unmanaged market capitalization weighted index measuring the performance of the largest 1,000 companies by market capitalization in the Russell 3000 Index. The Russell 3000 Index is an unmanaged market capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.
You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.
Portfolio Management
Investment Adviser
Diamond Hill Capital Management, Inc.
Portfolio Managers
Christopher Welch
Portfolio Manager
Since 12/2013
Christopher Bingaman
Assistant Portfolio Manager
since 12/2013

8 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Diamond Hill Mid Cap Fund Summary	As of February 28, 2021

Buying and Selling Fund Shares
Minimum Initial Investment
Investor and I:  $2,500
Class Y:  $500,000

To Place Orders	Mail: Diamond Hill Mid Cap Fund P.O. Box 46707 Cincinnati, OH 45246 Phone: 888-226-5595
Transaction Policies
In general, you can buy or sell (redeem) shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You may also buy and sell shares through a financial professional.

Dividends, Capital Gains and Taxes
The fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

DIAMOND HILL FUNDS| PROSPECTUS| FEBRUARY 28, 2021| DIAMOND-HILL.COM 9

Class	Investor	I	Y
Ticker	DHLAX	DHLRX	DHLYX
Investment Objective
The investment objective of the Diamond Hill Large Cap Fund is to provide long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Class I	Class Y
Management fees	0.50%	0.50%	0.50%
Distribution (12b-1) fees	0.25%	None	None
Other expenses	0.21%	0.17%	0.05%
Total annual fund operating expenses	0.96%	0.67%	0.55%

EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$98	$306	$531	$1,178
Class I	68	214	373	835
Class Y	56	176	307	689

PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategy
The fund, under normal market conditions, invests at least 80% of its net assets in U.S. equity securities with large market capitalizations that Diamond Hill Capital Management, Inc. (“the Adviser”) believes are undervalued. Equity securities consist of common and preferred stocks. Large cap companies are defined as companies with market capitalizations at the time of purchase of $5 billion or greater, or in the range of those market capitalizations of companies included in the Russell 1000 Index at the time of purchase. The capitalization range of the Russell 1000 Index is between $678.9 million and $2,215.4 billion as of January 31, 2021. The size of the companies included in the Russell 1000 Index will change with market conditions.
The Adviser focuses on estimating a company’s value independent of its current stock price. To estimate a company’s value, the Adviser concentrates on the fundamental economic drivers of the business. The primary focus is on “bottom-up” analysis, which takes into consideration earnings, revenue growth, operating margins and other economic factors. The Adviser also considers the level of industry competition, regulatory factors, the threat of technological obsolescence, and a variety of other industry factors. If the Adviser’s estimate of a company’s value differs sufficiently from the current market price, the company may be an attractive investment opportunity. In constructing a portfolio of securities, the Adviser is not constrained by the sector or industry weights in the benchmark. The Adviser relies on individual stock selection and discipline in the investment process to add value. The highest portfolio security weights are assigned to companies where the Adviser has the highest level of conviction.
Once a stock is selected, the Adviser continues to monitor the company’s strategies, financial performance and competitive environment. The Adviser may sell a security as it reaches the Adviser’s estimate of the company’s value if it believes that the company’s earnings, revenue growth, operating margin or other economic factors are deteriorating or if it identifies a stock that it believes offers a better investment opportunity.
Main Risks
All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks

10 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Diamond Hill Large Cap Fund Summary	As of February 28, 2021
listed below are significant to the fund, regardless of the order in which they appear.
Management Risk  The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated. The value of an individual company can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results.
Market Risk  The value of the fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries or overall securities markets. When the value of the fund’s investments goes down, your investment in the fund decreases in value. A variety of factors including interest rate levels, recessions, inflation, U.S. economic growth, war or acts of terrorism, natural disasters, political events and widespread public health issues affect the securities markets. The global spread of novel coronavirus disease (COVID-19) was declared a pandemic by the World Health Organization. COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the fund holds, and may adversely affect the fund's investments and operations. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the fund's service providers and disrupt the fund's operations. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of the fund's investments.
Performance
The following bar chart and table show two aspects of the fund: volatility and performance. The bar chart shows the volatility — or variability — of the fund’s annual total returns over time, and shows that fund performance can change from year to year. The table shows the fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the fund. Of course, the fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.diamond-hill.com or by calling 888-226-5595.

CLASS I ANNUAL TOTAL RETURN-YEARS ENDED 12/31

Best Quarter:	2Q 2020, +18.06%
Worst Quarter:	1Q 2020, -26.82%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/20
The fund’s Investor shares (formerly Class A) were subject to a maximum applicable sales charge of 5% which was charged until February 26, 2021, as applicable. This sales charge is not reflected in the average annual total returns shown below. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes.

	Inception Date of Class	One Year	Five Year	Ten Year
Class I Before Taxes	1/31/05	8.97%	12.41%	12.02%
After Taxes on Distributions		8.07	11.17	10.97
After Taxes on Distributions and Sale of Fund Shares		5.92	9.71	9.77
Investor Before Taxes	6/29/01	8.65	12.08	11.71
Class Y Before Taxes	12/30/11	9.07	12.53	12.12
Russell 1000 Index		20.96	15.60	14.01
Historical performance for Class Y shares prior to their inception is based on the performance of Investor (formerly Class A) shares. Class Y performance has been adjusted to reflect differences in sales charges.
The Russell 1000 Index is an unmanaged market capitalization weighted index measuring the performance of the largest 1,000 companies by market capitalization in the Russell 3000 Index. The Russell 3000 Index is an unmanaged market capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.
You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.
Portfolio Management
Investment Adviser
Diamond Hill Capital Management, Inc.
Portfolio Managers
Charles Bath
Portfolio Manager
since 10/2002
Austin Hawley
Portfolio Manager
since 2/2015

DIAMOND HILL FUNDS| PROSPECTUS| FEBRUARY 28, 2021| DIAMOND-HILL.COM 11

Diamond Hill Large Cap Fund Summary	As of February 28, 2021
Buying and Selling Fund Shares
Effective March 31, 2021, the fund is closed to most new investors. Refer to “How to Purchase Shares — Important Information About the Large Cap Fund” for more information about the circumstances under which the fund will remain open to additional investments.
Minimum Initial Investment
Investor and I:  $2,500
Class Y:  $500,000

To Place Orders	Mail: Diamond Hill Large Cap Fund P.O. Box 46707 Cincinnati, OH 45246 Phone: 888-226-5595
Transaction Policies
In general, you can buy or sell (redeem) shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You may also buy and sell shares through a financial professional.
Dividends, Capital Gains and Taxes
The fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

12 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Class	Investor	I	Y
Ticker	DHTAX	DHLTX	DHTYX
Investment Objective
The investment objective of the Diamond Hill All Cap Select Fund is to provide long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Class I	Class Y
Management fees	0.70%	0.70%	0.70%
Distribution (12b-1) fees	0.25%	None	None
Other expenses	0.21%	0.17%	0.05%
Total annual fund operating expenses	1.16%	0.87%	0.75%

EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$118	$368	$638	$1,409
Class I	89	278	482	1,073
Class Y	77	240	417	930

PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 76% of the average value of its portfolio.
Principal Investment Strategy
The fund, under normal market conditions, invests its assets U.S. equity securities of any size capitalization that Diamond Hill Capital Management, Inc. (“the Adviser”) believes are undervalued. Equity securities consist of common and preferred stocks. The fund is non-diversified and intends to concentrate its investments in 30 to 40 select securities.
The Adviser focuses on estimating a company’s value independent of its current stock price. To estimate a company’s value, the Adviser concentrates on the fundamental economic drivers of the business. The primary focus is on “bottom-up” analysis, which takes into consideration earnings, revenue growth, operating margins and other economic factors. The Adviser also considers the level of industry competition, regulatory factors, the threat of technological obsolescence, and a variety of other industry factors. If the Adviser’s estimate of a company’s value differs sufficiently from the current market price, the company may be an attractive investment opportunity. In constructing a portfolio of securities, the Adviser is not constrained by the sector or industry weights in the benchmark. The Adviser relies on individual stock selection and discipline in the investment process to add value. The highest portfolio security weights are assigned to companies where the Adviser has the highest level of conviction.
Once a stock is selected, the Adviser continues to monitor the company’s strategies, financial performance and competitive environment. The Adviser may sell a security as it reaches the Adviser’s estimate of the company’s value if it believes that the company’s earnings, revenue growth, operating margin or other economic factors are deteriorating or if it identifies a stock that it believes offers a better investment opportunity.
Main Risks
All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.
Focused Portfolio Risk The fund may have more volatility and is considered to have more risk than a fund that invests in securities of a greater number of issuers because changes in the value of a single issuer's security may have a more significant effect, either positive or negative, on the fund's net asset value.

DIAMOND HILL FUNDS| PROSPECTUS| FEBRUARY 28, 2021| DIAMOND-HILL.COM 13

Diamond Hill All Cap Select Fund Summary	As of February 28, 2021
Management Risk  The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated. The value of an individual company can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results.
Market Risk  The value of the fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries or overall securities markets. When the value of the fund’s investments goes down, your investment in the fund decreases in value. A variety of factors including interest rate levels, recessions, inflation, U.S. economic growth, war or acts of terrorism, natural disasters, political events and widespread public health issues affect the securities markets. The global spread of novel coronavirus disease (COVID-19) was declared a pandemic by the World Health Organization. COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the fund holds, and may adversely affect the fund's investments and operations. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the fund's service providers and disrupt the fund's operations. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of the fund's investments.
Sector Emphasis Risk The fund, from time to time, may invest 25% or more of its assets in one or more sectors, subjecting the fund to sector emphasis risk. This is the risk that the fund is subject to a greater risk of loss as a result of adverse economic, business or other developments affecting a specific sector in which the fund has a focused position, than if its investments were diversified across a greater number of industry sectors. Some sectors possess particular risks that may not affect other sectors.
Small Cap and Mid Cap Company Risk  Investments in small cap and mid cap companies may be riskier than investments in larger, more established companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap and mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.
Performance
The following bar chart and table show two aspects of the fund: volatility and performance. The bar chart shows the volatility — or variability — of the fund’s annual total returns over time, and shows that fund performance can change from year to year. The table shows the fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the fund. Of course, the fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.diamond-hill.com or by calling 888-226-5595.

CLASS I ANNUAL TOTAL RETURN-YEARS ENDED 12/31

Best Quarter:	4Q 2020, +24.65%
Worst Quarter:	1Q 2020, -34.01%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2020
The fund’s Investor shares (formerly Class A) were subject to a maximum applicable sales charge of 5% which was charged until February 26, 2021, as applicable. This sales charge is not reflected in the average annual total returns shown below. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes.

	Inception Date of Class	One Year	Five Year	Ten Year
Class I Before Taxes	12/30/05	14.57%	11.70%	11.68%
After Taxes on Distributions		14.43	10.92	10.36
After Taxes on Distributions and Sale of Fund Shares		8.73	9.15	9.22
Investor Before Taxes	12/30/05	14.30	11.38	11.38
Class Y Before Taxes	12/30/11	14.70	11.82	11.78
Russell 3000 Index		20.89	15.43	13.79
Historical performance for Class Y shares prior to their inception is based on the performance of Investor (formerly Class A) shares. Class Y performance has been adjusted to reflect differences in sales charges.
The Russell 3000 Index is an unmanaged market capitalization weighted index measuring the performance of the 3,000 largest U.S. companies by total market capitalization.
You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.

14 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Diamond Hill All Cap Select Fund Summary	As of February 28, 2021
Portfolio Management
Investment Adviser
Diamond Hill Capital Management, Inc.
Portfolio Managers
Austin Hawley
Portfolio Manager
since 1/2013
Richard Snowdon
Portfolio Manager
since 1/2013
Buying and Selling Fund Shares
Minimum Initial Investment
Investor and Class I:  $2,500
Class Y:  $500,000

To Place Orders	Mail: Diamond Hill All Cap Select Fund P.O. Box 46707 Cincinnati, OH 45246 Phone: 888-226-5595
Transaction Policies
In general, you can buy or sell (redeem) shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You may also buy and sell shares through a financial professional.
Dividends, Capital Gains and Taxes
The fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

DIAMOND HILL FUNDS| PROSPECTUS| FEBRUARY 28, 2021| DIAMOND-HILL.COM 15

Class	Investor	I	Y
Ticker	DIAMX	DHLSX	DIAYX
Investment Objective
The investment objective of the Diamond Hill Long-Short Fund is to provide long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Class I	Class Y
Management fees	0.90%	0.90%	0.90%
Distribution (12b-1) fees	0.25%	None	None
Other expenses
Administration fees	0.21%	0.17%	0.05%
Dividend expenses and fees on short sales	0.46%	0.46%	0.46%
Total other expenses	0.67%	0.63%	0.51%
Acquired fund fees and expenses	0.02%	0.02%	0.02%
Total annual fund operating expenses	1.84%	1.55%	1.43%
Fee waivers[1]	(0.01%)	(0.01%)	(0.01%)
Total annual fund operating expenses after fee waivers	1.83%	1.54%	1.42%
1 The fund may invest in another Diamond Hill Fund. The fund's adviser has contractually agreed to permanently waive a portion of its management fee in the pro rata amount of the management fee charged by the underlying Diamond Hill Funds. This agreement can only be terminated by the fund's Board of Trustees.

EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$186	$576	$990	$2,148
Class I	157	486	839	1,834
Class Y	145	449	776	1,702

PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 65% of the average value of its portfolio.
Principal Investment Strategy
The fund, under normal market conditions, invests its assets in U.S. equity securities of any size capitalization that Diamond Hill Capital Management, Inc. (“the Adviser”) believes are undervalued and selling short U.S. equity securities of any size capitalization the Adviser believes are overvalued. Equity securities consist of common and preferred stocks.
The Adviser focuses on estimating a company’s value independent of its current stock price. To estimate a company’s value, the Adviser concentrates on the fundamental economic drivers of the business. The primary focus is on “bottom-up” analysis, which takes into consideration earnings, revenue growth, operating margins and other economic factors. The Adviser also considers the level of industry competition, regulatory factors, the threat of technological obsolescence, and a variety of other industry factors. If the Adviser’s estimate of a company’s value differs sufficiently from the current market price, the company may be an attractive investment opportunity. In constructing a portfolio of securities, the Adviser is not constrained by the sector or industry weights in the benchmark. The Adviser relies on individual stock selection and discipline in the investment process to add value. The highest portfolio security weights are assigned to companies where the Adviser has the highest level of conviction.
The fund also will sell securities short. Short sales are effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the fund. The frequency of short sales will vary substantially in different periods, and it is not intended that any specified portion of the fund’s assets will as a matter of practice be invested in short sales. The fund will not make a short sale if, immediately before the transaction, the market value of all securities sold short exceeds 40% of the value of the fund’s net assets.
Once a stock is purchased or sold short, the Adviser continues to monitor the company’s strategies, financial performance and competitive environment. The Adviser may sell a security (or repurchase a security sold short) as it reaches the Adviser’s estimate of the company’s value if it believes that the company’s earnings, revenue growth, operating margin or other economic factors are deteriorating (or improving in the case of a short sale); or, if it identifies a stock that it believes offers a better investment opportunity.

16 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Diamond Hill Long-Short Fund Summary	As of February 28, 2021
Main Risks
All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.
Management Risk  The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated. The value of an individual company can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results. In addition, there is no guarantee that the use of long and short positions will succeed in limiting the fund’s exposure to stock market movements, sector-swings or other risk factors. The strategy used by the fund involves complex securities transactions that involve risks different than direct equity investments.
Market Risk  The value of the fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries or overall securities markets. When the value of the fund’s investments goes down, your investment in the fund decreases in value. A variety of factors including interest rate levels, recessions, inflation, U.S. economic growth, war or acts of terrorism, natural disasters, political events and widespread public health issues affect the securities markets. The global spread of novel coronavirus disease (COVID-19) was declared a pandemic by the World Health Organization. COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the fund holds, and may adversely affect the fund's investments and operations. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the fund's service providers and disrupt the fund's operations. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of the fund's investments.
Short Sale Risk  The fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the fund may be reduced or eliminated or the short sale may result in a loss. The fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.
Small Cap and Mid Cap Company Risk  Investments in small cap and mid cap companies may be riskier than investments in larger, more established companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap and mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.
Performance
The following bar chart and table show two aspects of the fund: volatility and performance. The bar chart shows the volatility — or variability — of the fund’s annual total returns over time, and shows that fund performance can change from year to year. The table shows the fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the fund. Of course, the fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.diamond-hill.com or by calling 888-226-5595.

CLASS I ANNUAL TOTAL RETURN-YEARS ENDED 12/31

Best Quarter:	4Q 2020, +13.78%
Worst Quarter:	1Q 2020, -23.39%

DIAMOND HILL FUNDS| PROSPECTUS| FEBRUARY 28, 2021| DIAMOND-HILL.COM 17

Diamond Hill Long-Short Fund Summary	As of February 28, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2020
The fund’s Investor shares (formerly Class A) were subject to a maximum applicable sales charge of 5% which was charged until February 26, 2021, as applicable. This sales charge is not reflected in the average annual total returns shown below. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes.

	Inception Date of Class	One Year	Five Year	Ten Year
Class I Before Taxes	1/31/05	(0.27)%	5.99%	6.98%
After Taxes on Distributions		(0.56)	5.10	6.50
After Taxes on Distributions and Sale of Fund Shares		0.04	4.61	5.62
Investor Before Taxes	6/30/00	(0.55)	5.68	6.68
Class Y Before Taxes	12/30/11	(0.19)	6.10	7.07
Russell 1000 Index		20.96	15.60	14.01
60% Russell 1000 Index/40% ICE BofA U.S. T-Bill 0-3 Month Index		13.30	9.92	8.70
Historical performance for Class Y shares prior to their inception is based on the performance of Investor (formerly Class A) shares. Class Y performance has been adjusted to reflect differences in sales charges.
The fund’s primary benchmark, the Russell 1000 Index, is an unmanaged market capitalization weighted index measuring the performance of the largest 1,000 companies by market capitalization in the Russell 3000 Index. The Russell 3000 Index is an unmanaged market capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.
The fund’s secondary benchmark, the 60% Russell 1000 Index/40% ICE BofA U.S. T-Bill 0-3 Month Index, is a blended index representing a 60% weighting of the Russell 1000 index as described above and a 40% weighting of the ICE BofA U.S. T-Bill 0-3 Month Index. The ICE BofA U.S. T-Bill 0-3 Month Index is an unmanaged index measuring the performance of U.S. dollar denominated U.S. Treasury Bills with a term to maturity of less than 3 months. The index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by Diamond Hill Capital Management, Inc. ICE Data and its third party suppliers accept no liability in connection with its use. See diamond-hill.com for a full copy of the disclaimer. ICE Data was not involved in the creation of the blended index.
You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.
Portfolio Management
Investment Adviser
Diamond Hill Capital Management, Inc.
Portfolio Managers
Christopher Bingaman
Portfolio Manager
since 4/2007
Nathan Palmer
Portfolio Manager
since 6/2018
Charles Bath
Assistant Portfolio Manager
since 10/2002
Buying and Selling Fund Shares
Minimum Initial Investment
Investor and Class I:  $2,500
Class Y:  $500,000

To Place Orders	Mail: Diamond Hill Long-Short Fund P.O. Box 46707 Cincinnati, OH 45246 Phone: 888-226-5595
Transaction Policies
In general, you can buy or sell (redeem) shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You may also buy and sell shares through a financial professional.
Dividends, Capital Gains and Taxes
The fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

18 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Class	Investor	I	Y
Ticker	DHGBX	DHGIX	DHGYX
Investment Objective
The investment objective of the Diamond Hill Global Fund is to provide long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Class I	Class Y
Management fees	0.65%	0.65%	0.65%
Distribution (12b-1) fees	0.25%	None	None
Administration fees	0.21%	0.17%	0.05%
Other expenses	0.02%	0.02%	0.02%
Total other expenses	0.23%	0.19%	0.07%
Total annual fund operating expenses	1.13%	0.84%	0.72%

EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$115	$359	$622	$1,375
Class I	86	268	466	1,037
Class Y	74	230	401	894

PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 110% of the average value of its portfolio.
Principal Investment Strategy
The fund, under normal market conditions, invests its assets primarily in U.S. and non-U.S. equity securities of any size, or from any country, including emerging market countries, that Diamond Hill Capital Management, Inc. (the “Adviser”) believes are undervalued. Equity securities consist of common and preferred stocks. Under normal market conditions, the fund will invest between 40% and 70% of its net assets in securities issued by companies (i) that are headquartered or have their principal place of business outside the U.S., (ii) whose primary trading markets are outside the U.S. or (iii) that have at least 50% of their assets in, or expect to derive at least 50% of their total revenues or profits from, goods or services produced in or sales made in countries outside the U.S. However, if market conditions are not deemed favorable by the Adviser, the fund may limit its investments outside the U.S. to 30% of its net assets. Emerging market countries include those generally recognized to be an emerging market country by the international financial community; classified by the United Nations as a developing country; or classified as an emerging market country by Morningstar, Inc., or other index or data provider.
The Adviser focuses on estimating a company’s value independent of its current stock price. To estimate a company’s value, the Adviser concentrates on the fundamental economic drivers of the business. The primary focus is on “bottom-up” analysis, which takes into consideration earnings, revenue growth, operating margins and other economic factors. The Adviser also considers the level of industry competition, regulatory factors, the threat of technological obsolescence, and a variety of other industry factors. If the Adviser’s estimate of a company’s value differs sufficiently from the current market price, the company may be an attractive investment opportunity. In constructing a portfolio of securities, the Adviser is not constrained by the sector or industry weights in the benchmark. The Adviser relies on individual stock selection and discipline in the investment process to add value. The highest portfolio security weights are assigned to companies where the Adviser has the highest level of conviction.
Once a stock is selected, the Adviser continues to monitor the company’s strategies, financial performance and competitive environment. The Adviser may sell a security as it reaches the Adviser’s estimate of the company’s value if it believes that the company’s earnings, revenue growth, operating margin or other economic factors are deteriorating, or if it identifies a stock that it believes offers a better investment opportunity.

DIAMOND HILL FUNDS| PROSPECTUS| FEBRUARY 28, 2021| DIAMOND-HILL.COM 19

Diamond Hill Global Fund Summary	As of February 28, 2021

Main Risks
All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.
Management Risk  The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated. The value of an individual company can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results.
Market Risk  The value of the fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries or overall securities markets. When the value of the fund’s investments goes down, your investment in the fund decreases in value. A variety of factors including interest rate levels, recessions, inflation, U.S. economic growth, war or acts of terrorism, natural disasters, political events and widespread public health issues affect the securities markets. The global spread of novel coronavirus disease (COVID-19) was declared a pandemic by the World Health Organization. COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the fund holds, and may adversely affect the fund's investments and operations. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the fund's service providers and disrupt the fund's operations. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of the fund's investments.
Non-U.S. and Emerging Markets Risk  The fund may invest in non-U.S. securities and U.S. securities of companies domiciled in non-U.S. countries that may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These companies may be subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible non-U.S. controls on investments, and less stringent investor protection and disclosure standards of non-U.S. markets. The departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. These risks are magnified in emerging markets as events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The market for the securities of issuers in emerging markets is typically small and low, and nonexistent trading volumes in those securities may result in a lack of liquidity and price volatility.
Sector Emphasis Risk The fund, from time to time, may invest 25% or more of its assets in one or more sectors, subjecting the fund to sector emphasis risk. This is the risk that the fund is subject to a greater risk of loss as a result of adverse economic, business or other developments affecting a specific sector in which the fund has a focused position, than if its investments were diversified across a greater number of industry sectors. Some sectors possess particular risks that may not affect other sectors.
Small Cap and Mid Cap Company Risk  Investments in small cap and mid cap companies may be riskier than investments in larger, more established companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap and mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.
Performance
The following bar chart and table show two aspects of the fund: volatility and performance. The bar chart shows the volatility - or variability - of the fund’s annual total returns over time, and shows that fund performance can change from year to year.

Prior to calendar year 2018, the bar chart and table reflect the past performance of the Diamond Hill Global Fund, L.P. (the "Global Partnership"), a private fund managed with full investment authority by the Adviser, and provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year over the periods indicated and by showing how the fund’s average annual total returns for the periods indicated compared to a relevant market index. The fund is managed in all material respects in a manner equivalent to the management of the Global Partnership. The fund’s objectives, policies, guidelines and restrictions are in all material respects equivalent to the Global Partnership, and the fund was created for reasons entirely unrelated to the establishment of a performance record. The assets of the Global Partnership were converted, based on their value on December 29, 2017, into assets of the fund prior to commencement of operations of the fund. The performance of the Global Partnership has been restated to reflect the net expenses and maximum applicable sales charge of the fund for its initial years of investment operations. The Global Partnership was not registered under the Investment Company Act of 1940 (the “1940 Act”) and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Global Partnership had been registered under the 1940 Act, its performance may have been adversely affected. Performance of the fund prior to calendar year 2018 is measured from December 31, 2013, the inception of the Global Partnership, and is not the performance of the fund. The fund's and the Global Partnership’s past performance is not necessarily an indication of how the fund will perform in the future either before or after taxes. Updated performance information is available at no cost by visiting www.diamond-hill.com or by calling 888-226-5595.

20 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Diamond Hill Global Fund Summary	As of February 28, 2021

CLASS I ANNUAL TOTAL RETURN-YEARS ENDED 12/31

Best Quarter:	4Q 2020, +18.66%
Worst Quarter:	1Q 2020, -31.90%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2020
The fund’s Investor shares (formerly Class A) were subject to a maximum applicable sales charge of 5% which was charged until February 26, 2021, as applicable. This sales charge is not reflected in the average annual total returns shown below. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes. After-tax returns prior to one year are not provided because the Global Partnership’s tax treatment was different than that of a registered investment company.

	Inception Date of Class	One Year	Five Year	Since Inception 12/31/13
Class I Before Taxes	12/29/17	1.66%	10.11%	6.68%
After Taxes on Distributions		1.56	N/A	N/A
After Taxes on Distributions and Sale of Fund Shares		1.15	N/A	N/A
Investor Before Taxes	12/29/17	1.35	9.77	6.35
Class Y Before Taxes	12/29/17	1.77	10.23	6.79
Morningstar Global Markets Index		16.07	12.11	8.80
The Morningstar Global Markets Index is an unmanaged, float market capitalization weighted index measuring the performance of more than 7,000 securities and is designed to cover 97% of the equity market capitalization of developed and emerging markets. The index (net) returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties. Withholding rates applicable to the fund may be lower.
You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.

Portfolio Management
Investment Adviser
Diamond Hill Capital Management, Inc.
Portfolio Manager
Grady Burkett
Portfolio Manager
since 09/2016
Buying and Selling Fund Shares
Minimum Initial Investment
Investor and Class I:  $2,500
Class Y:  $500,000

To Place Orders	Mail: Diamond Hill Global Fund P.O. Box 46707 Cincinnati, OH 45246 Phone: 888-226-5595
Transaction Policies
In general, you can buy or sell (redeem) shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You may also buy and sell shares through a financial professional.
Dividends, Capital Gains and Taxes
The fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

DIAMOND HILL FUNDS| PROSPECTUS| FEBRUARY 28, 2021| DIAMOND-HILL.COM 21

Class	Investor	I	Y
Ticker	DHIAX	DHIIX	DHIYX
Investment Objective
The investment objective of the Diamond Hill International Fund is to provide long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Class I	Class Y
Management fees	0.65%	0.65%	0.65%
Distribution (12b-1) fees	0.25%	None	None
Administration fees	0.21%	0.17%	0.05%
Other expenses	0.03%	0.03%	0.03%
Total other expenses	0.24%	0.20%	0.08%
Total annual fund operating expenses	1.14%	0.85%	0.73%

EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$116	$362	$628	$1,386
Class I	87	271	471	1,049
Class Y	75	233	406	906

PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategy
The fund, under normal market conditions, invests its assets primarily in non-U.S. equity securities of companies of any size that Diamond Hill Capital Management, Inc. (the “Adviser”) believes are undervalued. Equity securities consist of common and preferred stocks. Under normal market conditions, the fund will invest at least 80% of its net assets in securities issued by companies (i) that are headquartered or have their principal place of business outside the U.S., (ii) whose primary trading markets are outside the U.S. or (iii) that have at least 50% of their assets in, or expect to derive at least 50% of their total revenues or profits from, goods or services produced in or sales made in countries outside the U.S. The fund intends to diversify its investments across different countries and regions. The fund may invest up to 30% of its total assets in securities of companies located in emerging market countries. Emerging market countries include those generally recognized to be an emerging market country by the international financial community; classified by the United Nations as a developing country; or classified as an emerging market country by Morningstar, Inc., or other index or data provider.
The Adviser focuses on estimating a company’s value independent of its current stock price. To estimate a company’s value, the Adviser concentrates on the fundamental economic drivers of the business. The primary focus is on “bottom-up” analysis, which takes into consideration earnings, revenue growth, operating margins and other economic factors. The Adviser also considers the level of industry competition, regulatory factors, the threat of technological obsolescence, and a variety of other industry factors. If the Adviser’s estimate of a company’s value differs sufficiently from the current market price, the company may be an attractive investment opportunity. In constructing a portfolio of securities, the Adviser is not constrained by the sector or industry weights in the benchmark. The Adviser relies on individual stock selection and discipline in the investment process to add value. The highest portfolio security weights are assigned to companies where the Adviser has the highest level of confidence.
Once a stock is selected, the Adviser continues to monitor the company’s strategies, financial performance and competitive environment. The Adviser may sell a security as it reaches the Adviser’s estimate of the company’s value if it believes that the company’s earnings, revenue growth, operating margin or other economic factors are deteriorating, or if it identifies a stock that it believes offers a better investment opportunity.
Main Risks
All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.

22 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Diamond Hill International Fund Summary	As of February 28, 2021

Management Risk  The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated. The value of an individual company can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results.
Market Risk  The value of the fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries or overall securities markets. When the value of the fund’s investments goes down, your investment in the fund decreases in value. A variety of factors including interest rate levels, recessions, inflation, U.S. economic growth, war or acts of terrorism, natural disasters, political events and widespread public health issues affect the securities markets. The global spread of novel coronavirus disease (COVID-19) was declared a pandemic by the World Health Organization. COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the fund holds, and may adversely affect the fund's investments and operations. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the fund's service providers and disrupt the fund's operations. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of the fund's investments.
Non-U.S. and Emerging Markets Risk  The fund may invest in non-U.S. securities and U.S. securities of companies domiciled in non-U.S. countries that may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These companies may be subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible non-U.S. controls on investments, and less stringent investor protection and disclosure standards of non-U.S. markets. The departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. These risks are magnified in emerging markets as events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The market for the securities of issuers in emerging markets is typically small and low, and nonexistent trading volumes in those securities may result in a lack of liquidity and price volatility.
Sector Emphasis Risk The fund, from time to time, may invest 25% or more of its assets in one or more sectors, subjecting the fund to sector emphasis risk. This is the risk that the fund is subject to a greater risk of loss as a result of adverse economic, business or other developments affecting a specific sector in which the fund has a focused position, than if its investments were diversified across a greater number of industry sectors. Some sectors possess particular risks that may not affect other sectors.
Small Cap and Mid Cap Company Risk Investments in small cap and mid cap companies may be riskier than investments in larger, more established companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap and mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.
Performance
The following bar chart and table show two aspects of the fund: volatility and performance. The bar chart shows the volatility - or variability - of the fund’s annual total returns over time, and shows that fund performance can change from year to year.
Prior to calendar year 2019, the bar chart and table reflect the past performance of Diamond Hill International Equity Fund, LP (the “International Partnership”), a private fund managed with full investment authority by the Adviser, and provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year over the periods indicated and by showing how the fund’s average annual total returns for the periods indicated compared to a relevant market index. The fund is managed in all material respects in a manner equivalent to the management of the International Partnership. The fund’s objectives, policies, guidelines and restrictions are in all material respects equivalent to the International Partnership, and the fund was created for reasons entirely unrelated to the establishment of a performance record. The assets of the International Partnership were converted, based on their value on June 28, 2019, into assets of the fund prior to commencement of operations of the fund. The performance of the International Partnership has been restated to reflect the net expenses and maximum applicable sales charge of the fund for its initial years of investment operations. The International Partnership was not registered under the Investment Company Act of 1940 (the “1940 Act”) and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the International Partnership had been registered under the 1940 Act, its performance may have been adversely affected. Performance of the fund prior to calendar year 2019 is measured from December 30, 2016, the inception of the International Partnership, and is not the performance of the fund. The fund’s and the International Partnership’s past performance is not necessarily an indication of how the fund will perform in the future either before or after taxes. Updated performance information is available at no cost by visiting www.diamond-hill.com or by calling 888-226-5595.
CLASS I ANNUAL TOTAL RETURN-YEARS ENDED 12/31

Best Quarter:	4Q 2020, +22.69%
Worst Quarter:	1Q 2020, -26.28%

DIAMOND HILL FUNDS| PROSPECTUS| FEBRUARY 28, 2021| DIAMOND-HILL.COM 23

Diamond Hill International Fund Summary	As of February 28, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2020
The fund’s Investor shares (formerly Class A) were subject to a maximum applicable sales charge of 5% which was charged until February 26, 2021, as applicable. This sales charge is not reflected in the average annual total returns shown below. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes. After-tax returns prior to one year are not provided because the International Partnership’s tax treatment was different than that of a registered investment company.

	Inception Date of Class	One Year	Since Inception (12/30/16)
Class I Before Taxes	06/28/19	6.74%	11.39%
After Taxes on Distributions		6.56	N/A
After Taxes on Distributions and Sale of Fund Shares		4.28	N/A
Investor Before Taxes	06/28/19	6.48	11.08
Class Y Before Taxes	06/28/19	6.81	11.51
Morningstar Global Markets ex US Index		11.17	10.25
The Morningstar Global Markets ex U.S. Index is an unmanaged, float market capitalization weighted index measuring the performance of more than 6,000 securities and is designed to cover 97% of the equity market capitalization of developed and emerging markets excluding the United States. The index (net) returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties. Withholding rates applicable to the fund may be lower.
You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.
Portfolio Management
Investment Adviser
Diamond Hill Capital Management, Inc.
Portfolio Managers

Grady Burkett
Portfolio Manager
since 12/2016

Krishna Mohanraj
Portfolio Manager
since 12/2018

Buying and Selling Fund Shares
Minimum Initial Investment
Investor and Class I:  $2,500
Class Y:  $500,000

To Place Orders	Mail: Diamond Hill International Fund P.O. Box 46707 Cincinnati, OH 45246 Phone: 888-226-5595
Transaction Policies
In general, you can buy or sell (redeem) shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You may also buy and sell shares through a financial professional.
Dividends, Capital Gains and Taxes
The fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

24 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Class	Investor	I	Y
Ticker	DHEAX	DHEIX	DHEYX
Investment Objective
The investment objective of the Diamond Hill Short Duration Securitized Bond Fund is to maximize total return consistent with the preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Class I	Class Y
Management fees	0.35%	0.35%	0.35%
Distribution (12b-1) fees	0.25%	None	None
Other expenses	0.21%	0.17%	0.05%
Acquired fund fees and expenses	0.01%	0.01%	0.01%
Total annual fund operating expenses	0.82%	0.53%	0.41%

EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$84	$262	$455	$1,014
Class I	54	170	296	665
Class Y	42	132	230	518

PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategy
Under normal market conditions, the fund invests at least 80% of its net assets in securitized bond investments. Securitized bond investments are also referred to as “structured product securities” or “structured products.” Securitized bond investments include secured loans backed by commercial real estate, residential real estate, commercial or consumer loans, and securitizations such as agency and non-agency mortgage-backed securities (MBS) (including commercial mortgage-backed securities (CMBS), residential mortgage-backed securities (RMBS), and collateralized mortgage obligations (CMOs)), asset-backed securities (ABS), and other similar securities and related instruments.
Agency MBS are issued or guaranteed by the US government, its agencies or instrumentalities, which include mortgage pass-through securities representing interests in pools of mortgage loans issued or guaranteed by the Government National Mortgage Association (GNMA or “Ginnie Mae”), the Federal National Mortgage Association (FNMA or “Fannie Mae”), the Student Loan Marketing Association (SLMA or “Sallie Mae”) or the Federal Home Loan Mortgage Corporation (FHLMC or “Freddie Mac”). The fund may also invest in other fixed income instruments, which include bonds, debt or credit securities and other similar instruments issued by various US and non-US public or private sector entities at the discretion of the Diamond Hill Capital Management, Inc. (the “Adviser”).
Under normal circumstances, the fund will maintain an average portfolio duration of less than three, although under certain market conditions, such as periods of significant volatility in interest rates and spreads, the fund’s average duration may be longer than three. Duration is an approximate measure of a bond's price sensitivity to changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). The fund may invest in individual fixed income securities with effective durations in excess of three, provided, however, such investments are made within the constraints above.
The fund may invest up to 15% of its assets in below investment grade securities, including those referred to as “junk bonds” (or the unrated equivalent) at the time of purchase.
In selecting securities for the fund, the Adviser performs a risk/reward analysis that includes an evaluation of credit risk, interest rate risk, prepayment risk, and the legal and technical structure of the security. The Adviser will attempt to take advantage of inefficiencies that it believes exist in the fixed income markets. The Adviser seeks to invest in securities that the Adviser expects to offer attractive prospects for income and/or capital appreciation in relation to the risk borne.
Main Risks
All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks

DIAMOND HILL FUNDS| PROSPECTUS| FEBRUARY 28, 2021| DIAMOND-HILL.COM 25

Diamond Hill Short Duration Securitized Bond Fund Summary	As of February 28, 2021
listed below are significant to the fund, regardless of the order in which they appear.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk The fund may invest in asset-backed, mortgage-related and mortgage-backed securities, including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
Collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities, including those structured as interest only (“IOs”) and principal only (“POs”), are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the fund invests may be more volatile and may be subject to higher risk of non-payment. The risk of default, as described under “Credit Risk”, for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.
The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid. The fund will be exposed to additional risk to the extent that it uses inverse floaters and inverse IOs, which are debt securities with interest rates that reset in the opposite direction from the market rate to which the security is indexed. These securities are more volatile and more sensitive to interest rate changes than other types of debt securities. If interest rates move in a manner not anticipated by the Adviser, the fund could lose all or substantially all of its investment in inverse IOs.
Consumer Loans Risk Investments in consumer loans expose the fund to additional risks beyond those normally associated with more traditional debt instruments. The fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions involving bank loans may have significantly longer settlement periods than more traditional investments (settlement can take longer than 7 days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that the fund may not receive its proceeds in a timely manner or that the fund may incur losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.
Credit Risk  There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by a fund. Such default could result in losses to the fund. In addition, the credit quality of securities held by the fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the fund. Lower credit quality also may affect liquidity and make it difficult for the fund to sell the security.
Fixed Income Risk  The fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the fund’s investments decreases.
Government Securities Risk The fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and Ginnie Mae, are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and Freddie Mac, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and Fannie Mae are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.
High Yield Securities Risk  The fund will purchase fixed income securities rated below the investment grade category. Securities in this rating category are speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.
Inflation Risk  Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the fund.
LIBOR Risk Instruments in which the fund invests may pay interest at floating rates based on the London Interbank Offered Rate (“LIBOR”) or may be subject to interest caps or floors based on LIBOR. In July 2017, the United Kingdom’s Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. Abandonment of or modifications to LIBOR could lead to

26 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Diamond Hill Short Duration Securitized Bond Fund Summary	As of February 28, 2021
significant short-term and long-term uncertainty and market instability.
Management Risk  The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the fund invests may prove to be incorrect and there is no guarantee that individual investments will perform as anticipated.
Market Risk The value of the fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries or overall securities markets. When the value of the fund’s investments goes down, your investment in the fund decreases in value. A variety of factors including interest rate levels, recessions, inflation, U.S. economic growth, war or acts of terrorism, natural disasters, political events and widespread public health issues affect the securities markets. The global spread of novel coronavirus disease (COVID-19) was declared a pandemic by the World Health Organization. COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the fund holds, and may adversely affect the fund's investments and operations. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the fund's service providers and disrupt the fund's operations. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of the fund's investments.
Non-U.S. and Emerging Markets Risk The fund may invest in non-U.S. securities and U.S. securities of companies domiciled in non-U.S. countries that may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These companies may be subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible non-U.S. controls on investments, and less stringent investor protection and disclosure standards of non-U.S. markets. The departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. These risks are magnified in emerging markets as events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The market for the securities of issuers in emerging markets is typically small and low, and nonexistent trading volumes in those securities may result in a lack of liquidity and price volatility.
Prepayment and Call Risk The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the fund may have to reinvest in securities with a lower yield. The fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Performance
The following bar chart and table show two aspects of the fund: volatility and performance. The bar chart shows the volatility — or variability — of the fund’s annual total returns over time, and shows that fund performance can change from year to year. The table shows the fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index.
The bar chart and table provide some indication of the risks of investing in the fund. Of course, the fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.diamond-hill.com or by calling 888-226-5595.

CLASS I ANNUAL TOTAL RETURN-YEARS ENDED 12/31

Best Quarter:	2Q 2020, +5.26%
Worst Quarter:	1Q 2020, -7.64%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/20
The fund’s Investor shares (formerly Class A) were subject to a maximum applicable sales charge of 2.25% which was charged until February 26, 2021, as applicable. This sales charge is not reflected in the average annual total returns shown below. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes.

	Inception Date of Class	One Year	Since Inception
Class I Before Taxes	07/05/16	3.08%	3.72%
After Taxes on Distributions		1.69	2.24
After Taxes on Distributions and Sale of Fund Shares		1.78	2.19
Investor Before Taxes	07/05/16	2.87	3.42
Class Y Before Taxes	07/05/16	3.29	3.84
Bloomberg Barclays U.S. 1-3 Year Government/Credit Index		3.33	2.07
The Bloomberg Barclays U.S. 1-3 Year Government/Credit Index is an unmanaged index measuring the performance of investment grade government and corporate bonds with maturities of one to three years.
You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.

DIAMOND HILL FUNDS| PROSPECTUS| FEBRUARY 28, 2021| DIAMOND-HILL.COM 27

Diamond Hill Short Duration Securitized Bond Fund Summary	As of February 28, 2021
Portfolio Management
Investment Adviser
Diamond Hill Capital Management, Inc.
Portfolio Managers
Henry Song
Portfolio Manager
since 7/2016
Mark Jackson
Portfolio Manager
since 7/2016
Buying and Selling Fund Shares
Minimum Initial Investment
Investor and Class I:  $2,500
Class Y:  $500,000

To Place Orders	Mail: Diamond Hill Short Duration Securitized Bond Fund P.O. Box 46707 Cincinnati, OH 45246 Phone: 888-226-5595
Transaction Policies
In general, you can buy or sell (redeem) shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You may also buy and sell shares through a financial professional.
Dividends, Capital Gains and Taxes
The fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

28 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Class	Investor	I	Y
Ticker	DHRAX	DHRIX	DHRYX
Investment Objective
The investment objective of the Diamond Hill Core Bond Fund is to maximize total return consistent with the preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Class I	Class Y
Management fees	0.30%	0.30%	0.30%
Distribution (12b-1) fees	0.25%	None	None
Other expenses	0.21%	0.17%	0.05%
Total annual fund operating expenses	0.76%	0.47%	0.35%

EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$78	$243	$422	$942
Class I	48	151	263	591
Class Y	36	113	197	443

PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategy
Under normal market conditions, the fund intends to provide total return by investing at least 80% of its net assets (plus any amounts borrowed for investment purposes) in a diversified portfolio of investment grade, fixed income securities, including bonds, debt securities and other similar U.S. dollar-denominated instruments issued by various U.S. public- or private-sector entities, by non-U.S. corporations or U.S. affiliates of non-U.S. corporations, including those in emerging markets. The fund may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities at the discretion of Diamond Hill Capital Management, Inc. (the “Adviser”).
Under normal circumstances, the fund will maintain an average portfolio duration of plus or minus 20% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays US Aggregate Bond Index is a broad-based index that represents the investment grade, US dollar-denominated fixed-rate taxable bond market. Duration of the Bloomberg Barclays US Aggregate Bond Index was 5.86 as of its last reconstitution date of January 31, 2021. Duration is an approximate measure of a bond’s price sensitivity to changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve).
In selecting securities for the fund, the Adviser performs a risk/reward analysis that includes an evaluation of credit risk, interest rate risk, prepayment risk, and the legal and technical structure of the security. The Adviser will attempt to take advantage of inefficiencies that it believes exist in the fixed-income markets. The Adviser seeks to invest in securities that the Adviser expects to offer attractive prospects for current income and/or capital appreciation in relation to the risk borne.
Main Risks
All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk The fund may invest in asset-backed, mortgage-related and mortgage-backed securities, including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the fund may exhibit additional volatility. During

DIAMOND HILL FUNDS| PROSPECTUS| FEBRUARY 28, 2021| DIAMOND-HILL.COM 29

Diamond Hill Core Bond Fund Summary	As of February 28, 2021
periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
Collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities, including those structured as interest only (“IOs”) and principal only (“POs”), are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the fund invests may be more volatile and may be subject to higher risk of non-payment. The risk of default, as described under “Credit Risk”, for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.
The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid. The fund will be exposed to additional risk to the extent that it uses inverse floaters and inverse IOs, which are debt securities with interest rates that reset in the opposite direction from the market rate to which the security is indexed. These securities are more volatile and more sensitive to interest rate changes than other types of debt securities. If interest rates move in a manner not anticipated by the Adviser, the fund could lose all or substantially all of its investment in inverse IOs.
Consumer Loans Risk Investments in consumer loans expose the fund to additional risks beyond those normally associated with more traditional debt instruments. The fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions involving bank loans may have significantly longer settlement periods than more traditional investments (settlement can take longer than 7 days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that the fund may not receive its proceeds in a timely manner or that the fund may incur losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.
Credit Risk  There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by a fund. Such default could result in losses to the fund. In addition, the credit quality of securities held by the fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the fund. Lower credit quality also may affect liquidity and make it difficult for the fund to sell the security.
Fixed Income Risk  The fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the fund’s investments decreases.
Government Securities Risk The fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and Ginnie Mae, are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and Freddie Mac, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and Fannie Mae are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.
Inflation Risk  Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the fund.
LIBOR Risk Instruments in which the fund invests may pay interest at floating rates based on the London Interbank Offered Rate (“LIBOR”) or may be subject to interest caps or floors based on LIBOR. In July 2017, the United Kingdom’s Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability.
Management Risk  The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the fund invests may prove to be incorrect and there is no guarantee that individual investments will perform as anticipated.
Market Risk The value of the fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries or overall securities markets. When the value of the fund’s investments goes down, your investment in the fund decreases in value. A variety of factors including interest rate levels, recessions, inflation, U.S. economic growth, war or acts of terrorism, natural disasters, political events and widespread public health issues affect the securities markets. The global spread of novel coronavirus disease (COVID-19) was declared a pandemic by the World Health Organization. COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the fund holds, and may adversely affect the fund's

30 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Diamond Hill Core Bond Fund Summary	As of February 28, 2021
investments and operations. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the fund's service providers and disrupt the fund's operations. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of the fund's investments.
Non-U.S. and Emerging Markets Risk The fund may invest in non-U.S. securities and U.S. securities of companies domiciled in non-U.S. countries that may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These companies may be subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible non-U.S. controls on investments, and less stringent investor protection and disclosure standards of non-U.S. markets. The departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. These risks are magnified in emerging markets as events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The market for the securities of issuers in emerging markets is typically small and low, and nonexistent trading volumes in those securities may result in a lack of liquidity and price volatility.
Prepayment and Call Risk The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the fund may have to reinvest in securities with a lower yield. The fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Performance
The following bar chart and table show two aspects of the fund: volatility and performance. The bar chart shows the volatility — or variability — of the fund’s annual total returns over time, and shows that fund performance can change from year to year. The table shows the fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the fund. Of course, the fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.diamond-hill.com or by calling 888-226-5595.

CLASS I ANNUAL TOTAL RETURN-YEARS ENDED 12/31

Best Quarter:	2Q 2020, +4.10%
Worst Quarter:	1Q 2018, -0.84%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/20
The fund’s Investor shares (formerly Class A) were subject to a maximum applicable sales charge of 3.50% which was charged until February 26, 2021, as applicable. This sales charge is not reflected in the average annual total returns shown below. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes.

	Inception Date of Class	One Year	Since Inception
Class I Before Taxes	07/05/16	7.94%	4.27%
After Taxes on Distributions		6.89	3.15
After Taxes on Distributions and Sale of Fund Shares		4.68	2.77
Investor Before Taxes	07/05/16	7.60	3.96
Class Y Before Taxes	07/05/16	8.04	4.38
Bloomberg Barclays U.S. Aggregate Index		7.51	3.59
The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index measuring the performance of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass through, and asset-backed securities.
You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.
Portfolio Management
Investment Adviser
Diamond Hill Capital Management, Inc.
Portfolio Managers
Henry Song
Portfolio Manager
since 7/2016
Mark Jackson
Portfolio Manager
since 7/2016

DIAMOND HILL FUNDS| PROSPECTUS| FEBRUARY 28, 2021| DIAMOND-HILL.COM 31

Diamond Hill Core Bond Fund Summary	As of February 28, 2021
Buying and Selling Fund Shares
Minimum Initial Investment
Investor and Class I:  $2,500
Class Y:  $500,000

To Place Orders	Mail: Diamond Hill Core Bond Fund P.O. Box 46707 Cincinnati, OH 45246 Phone: 888-226-5595
Transaction Policies
In general, you can buy or sell (redeem) shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You may also buy and sell shares through a financial professional.

Dividends, Capital Gains and Taxes
The fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

32 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Class	Investor	I	Y
Ticker	DSIAX	DHSTX	DSIYX
Investment Objective
The investment objective of the Diamond Hill Corporate Credit Fund is high current income consistent with the preservation of capital over a five-year time horizon.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Class I	Class Y
Management fees	0.45%	0.45%	0.45%
Distribution (12b-1) fees	0.25%	None	None
Other expenses	0.21%	0.17%	0.05%
Acquired fund fees and expenses	0.01%	0.01%	0.01%
Total annual fund operating expenses	0.92%	0.63%	0.51%

EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$94	$293	$509	$1,131
Class I	64	202	351	786
Class Y	52	164	285	640

PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 173% of the average value of its portfolio.
Principal Investment Strategy
Under normal market conditions, the fund intends to provide exposure to corporate debt securities by investing at least 80% of its net assets in a diversified portfolio of corporate debt securities including those rated investment grade, below investment grade, or are unrated. Below investment grade securities are also known as “junk bonds,” “high yield bonds,” and “non-investment grade bonds.” Such securities may be public or privately placed U.S. dollar denominated debt securities issued by U.S. and non-U.S. companies of any size, which Diamond Hill Capital Management, Inc. (the “Adviser”) believes represent an attractive investment opportunity. Under normal circumstances, the fund will maintain a dollar-weighted effective duration of less than five, although it may invest in individual fixed income securities with effective durations in excess of five.
In addition to corporate bonds, the fund may invest in other debt securities such as trust preferred securities, convertible securities, preferred stock, equity securities, U.S. Government and Agency securities, and mortgage or asset-backed securities. The fund will not typically invest more than 10% of its assets in securities rated at or below Caa1 by Moody’s, CCC+ by Standard & Poor’s and CCC+ by Fitch at time of purchase.
In selecting securities for the fund, the Adviser performs a risk/reward analysis that includes an evaluation of credit risk, interest rate risk, and the legal and technical structure of the security. The Adviser will attempt to take advantage of inefficiencies that it believes exist in the fixed-income markets. The Adviser seeks to invest in securities that the Adviser expects to offer attractive prospects for current income and capital appreciation in relation to the risk borne.
Main Risks
All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.
Credit Risk  There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by a fund. Such default could result in losses to the fund. In addition, the credit quality of securities held by the fund may be lowered if

DIAMOND HILL FUNDS| PROSPECTUS| FEBRUARY 28, 2021| DIAMOND-HILL.COM 33

Diamond Hill Corporate Credit Fund Summary	As of February 28, 2021
an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the fund. Lower credit quality also may affect liquidity and make it difficult for the fund to sell the security.
Fixed Income Risk  The fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the fund’s investments decreases.
High Portfolio Turnover Risk  The fund may engage in active and frequent trading leading to increased portfolio turnover and higher transaction costs, which may adversely affect the fund's performance and may produce increased taxable distributions.
High Yield Securities Risk  The fund will purchase fixed income securities rated below the investment grade category. Securities in this rating category are speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.
Inflation Risk  Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the fund.
Management Risk  The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the fund invests may prove to be incorrect and there is no guarantee that individual investments will perform as anticipated.
Market Risk The value of the fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries or overall securities markets. When the value of the fund’s investments goes down, your investment in the fund decreases in value. A variety of factors including interest rate levels, recessions, inflation, U.S. economic growth, war or acts of terrorism, natural disasters, political events and widespread public health issues affect the securities markets. The global spread of novel coronavirus disease (COVID-19) was declared a pandemic by the World Health Organization. COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the fund holds, and may adversely affect the fund's investments and operations. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the fund's service providers and disrupt the fund's operations. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of the fund's investments.
Non-U.S. and Emerging Markets Risk  The fund may invest in non-U.S. securities and U.S. securities of companies domiciled in non-U.S. countries that may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These companies may be subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible non-U.S. controls on investments, and less stringent investor protection and disclosure standards of non-U.S. markets. The departure of one or more other countries from the
European Union may have significant political and financial consequences for global markets. These risks are magnified in emerging markets as events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The market for the securities of issuers in emerging markets is typically small and low, and nonexistent trading volumes in those securities may result in a lack of liquidity and price volatility.
Prepayment and Call Risk The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the fund may have to reinvest in securities with a lower yield. The fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Performance
The following bar chart and table show two aspects of the fund: volatility and performance. The bar chart shows the volatility — or variability — of the fund’s annual total returns over time, and shows that fund performance can change from year to year. The table shows the fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the fund. Of course, the fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.diamond-hill.com or by calling 888-226-5595.

CLASS I ANNUAL TOTAL RETURN-YEARS ENDED 12/31

Best Quarter:	2Q 2020, +11.12%
Worst Quarter:	1Q 2020, -11.02%

34 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Diamond Hill Corporate Credit Fund Summary	As of February 28, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2020
The fund’s Investor shares (formerly Class A) were subject to a maximum applicable sales charge of 3.50% which was charged until February 26, 2021, as applicable. This sales charge is not reflected in the average annual total returns shown below. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes.

	Inception Date of Class	One Year	Five Year	Ten Year
Class I Before Taxes	01/31/05	9.74%	8.64%	6.74%
After Taxes on Distributions		6.90	5.96	4.29
After Taxes on Distributions and Sale of Fund Shares		5.66	5.45	4.11
Investor Before Taxes	9/30/02	9.49	8.32	6.44
Class Y Before Taxes	12/30/11	9.88	8.75	6.82
ICE BofA U.S. Corporate and High Yield Index		9.34	7.07	5.83
Consumer Price Index — All Urban Consumers from the Bureau of Labor Statistics plus 3% annual risk premium		4.36	4.95	4.74
Historical performance for Class Y shares prior to its inception is based on the performance of Investor (formerly Class A) shares. Class Y performance has been adjusted to reflect differences in sales charges.
The fund’s primary benchmark, the ICE BofA U.S. Corporate and High Yield Index, is an unmanaged index measuring the performance of U.S. dollar denominated investment grade and below investment grade corporate debt publicly issued in the U.S. domestic market. The index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by Diamond Hill Capital Management, Inc. ICE Data and its third party suppliers accept no liability in connection with its use. See diamond-hill.com for a full copy of the disclaimer.
The fund’s secondary benchmark is the Consumer Price Index - All Urban Consumers from the Bureau of Labor Statistics (CPI) plus a 3 percent annual risk premium to correspond with the fund’s long-term goals of achieving returns above the rate of inflation. The CPI is an economic metric that measures prices for a basket of goods and services sold to urban consumers. The index is considered a more accurate record of prices due to higher population density within the sales area.
You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.
Portfolio Management
Investment Adviser
Diamond Hill Capital Management, Inc.
Portfolio Managers
William Zox
Portfolio Manager
since 4/2006
John McClain
Portfolio Manager
since 2/2015
Buying and Selling Fund Shares
Minimum Initial Investment
Investor and Class I:   $2,500
Class Y:   $500,000

To Place Orders	Mail: Diamond Hill Corporate Credit Fund P.O. Box 46707 Cincinnati, OH 45246 Phone: 888-226-5595
Transaction Policies
In general, you can buy or sell (redeem) shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You may also buy and sell shares through a financial professional.
Dividends, Capital Gains and Taxes
The fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

DIAMOND HILL FUNDS| PROSPECTUS| FEBRUARY 28, 2021| DIAMOND-HILL.COM 35

Class	Investor	I	Y
Ticker	DHHAX	DHHIX	DHHYX
Investment Objective
The investment objective of the Diamond Hill High Yield Fund is high current income with the opportunity for capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Class I	Class Y
Management fees	0.50%	0.50%	0.50%
Distribution (12b-1) fees	0.25%	None	None
Other expenses	0.21%	0.17%	0.05%
Total annual fund operating expenses	0.96%	0.67%	0.55%

EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$98	$306	$531	$1,178
Class I	68	214	373	835
Class Y	56	176	307	689

PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 186% of the average value of its portfolio.

Principal Investment Strategy
Under normal market conditions, the fund intends to provide exposure to high yield securities by investing at least 80% of its net assets in a diversified portfolio of corporate debt securities that are rated at the time of purchase below investment grade or are unrated. These investments are also known as “junk bonds,” “high yield bonds,” and “non-investment grade bonds,” and may include so called “distressed debt.” Such securities may be public or privately placed U.S. dollar denominated debt securities issued by U.S. and non-U.S. companies of any size, which Diamond Hill Capital Management, Inc. (the “Adviser”) believes represent an attractive investment opportunity. The fund also may invest in other securities including investment grade securities.
While not a part of the fund’s principal investment strategy of investing in corporate bonds, the fund may invest in other debt securities such as trust preferred securities, convertible securities, preferred stock, equity securities, U.S. Government and Agency securities, and mortgage or asset-backed securities. In selecting securities for the fund, the Adviser performs a risk/reward analysis that includes an evaluation of credit risk, interest rate risk, and the legal and technical structure of the security. The Adviser will attempt to take advantage of inefficiencies that it believes exist in the fixed-income markets. The Adviser seeks to invest in securities that the Adviser expects to offer attractive prospects for current income and/or capital appreciation in relation to the risk borne.
Main Risks
All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.
Credit Risk  There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by a fund. Such default could result in losses to the fund. In addition, the credit quality of securities held by the fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the fund. Lower credit quality also may affect liquidity and make it difficult for the fund to sell the security.
Fixed Income Risk  The fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the fund’s investments decreases.
High Portfolio Turnover Risk  The fund may engage in active and frequent trading leading to increased portfolio turnover and higher transaction costs, which may adversely affect the funds’ performance and may produce increased taxable distributions.

36 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Diamond Hill High Yield Fund Summary	As of February 28, 2021
High Yield Securities Risk  The fund will purchase fixed income securities rated below the investment grade category. Securities in this rating category are speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.
Inflation Risk  Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the fund.
Management Risk  The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the fund invests may prove to be incorrect and there is no guarantee that individual investments will perform as anticipated.
Market Risk The value of the fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries or overall securities markets. When the value of the fund’s investments goes down, your investment in the fund decreases in value. A variety of factors including interest rate levels, recessions, inflation, U.S. economic growth, war or acts of terrorism, natural disasters, political events and widespread public health issues affect the securities markets. The global spread of novel coronavirus disease (COVID-19) was declared a pandemic by the World Health Organization. COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the fund holds, and may adversely affect the fund's investments and operations. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the fund's service providers and disrupt the fund's operations. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of the fund's investments.
Non-U.S. and Emerging Markets Risk  The fund may invest in non-U.S. securities and U.S. securities of companies domiciled in non-U.S. countries that may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These companies may be subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible non-U.S. controls on investments, and less stringent investor protection and disclosure standards of non-U.S. markets. The departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. These risks are magnified in emerging markets as events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The market for the securities of issuers in emerging markets is typically small and low, and nonexistent trading volumes in those securities may result in a lack of liquidity and price volatility.
Prepayment and Call Risk The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the fund may have to reinvest in securities with a lower yield. The fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Performance
The following bar chart and table show two aspects of the fund: volatility and performance. The bar chart shows the volatility — or variability — of the fund’s annual total returns over time, and shows that fund performance can change from year to year.
Prior to calendar year 2016, the bar chart and table reflect the past performance of Diamond Hill High Yield Fund, LP (the “High Yield Partnership”), a private fund managed with full investment authority by the Adviser, and provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year over the periods indicated and by showing how the fund’s average annual total returns for the periods indicated compared to a relevant market index. The fund is managed in all material respects in a manner equivalent to the management of the High Yield Partnership. The fund’s objectives, policies, guidelines and restrictions are in all material respects equivalent to the High Yield Partnership, and the fund was created for reasons entirely unrelated to the establishment of a performance record. The assets of the High Yield Partnership were converted, based on their value on December 31, 2015, into assets of the fund prior to commencement of operations of the fund. The performance of the High Yield Partnership has been restated to reflect the net expenses and maximum applicable sales charge of the fund for its initial years of investment operations. The High Yield Partnership was not registered under the Investment Company Act of 1940 (the “1940 Act”) and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the High Yield Partnership had been registered under the 1940 Act, its performance may have been adversely affected. Performance of the fund prior to calendar year 2016, is measured from December 4, 2014, the inception of the High Yield Partnership, and is not the performance of the fund. The fund’s and the High Yield Partnership’s past performance is not necessarily an indication of how the fund will perform in the future either before or after taxes. Updated performance information is available at no cost by visiting www.diamond-hill.com or by calling 888-226-5595.

DIAMOND HILL FUNDS| PROSPECTUS| FEBRUARY 28, 2021| DIAMOND-HILL.COM 37

Diamond Hill High Yield Fund Summary	As of February 28, 2021
CLASS I ANNUAL TOTAL RETURN-YEARS ENDED 12/31

Best Quarter:	2Q 2020, +13.38%
Worst Quarter:	1Q 2020, -11.14%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2020
The fund’s Investor shares (formerly Class A) were subject to a maximum applicable sales charge of 3.50% which was charged until February 26, 2021, as applicable. This sales charge is not reflected in the average annual total returns shown below. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes. After-tax returns are not provided prior to five years because the High Yield Partnership’s tax treatment was different than that of a registered investment company.

	Inception Date of Class	One Year	Five Year	Since Inception 12/4/14
Class I Before Taxes	12/31/15	13.62%	10.91%	9.01%
After Taxes on Distributions		9.34	7.27	N/A
After Taxes on Distributions and Sale of Fund Shares		7.92	6.76	N/A
Investor Before Taxes	12/31/15	13.40	10.61	8.71
Class Y Before Taxes	12/31/15	13.92	11.06	9.16
ICE BofA U.S. High Yield Index		6.17	8.43	5.95
The ICE BofA U.S. High Yield Index is an unmanaged index measuring the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by Diamond Hill Capital Management, Inc. ICE Data and its third party suppliers accept no liability in connection with its use. See diamond-hill.com for a full copy of the disclaimer.
You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.
Portfolio Management
Investment Adviser
Diamond Hill Capital Management, Inc.
Portfolio Managers
William Zox
Portfolio Manager
since 12/2014
John McClain
Portfolio Manager
since 12/2014
Buying and Selling Fund Shares
Minimum Initial Investment
Investor and Class I:  $2,500
Class Y:  $500,000

To Place Orders	Mail: Diamond Hill High Yield Fund P.O. Box 46707 Cincinnati, OH 45246 Phone: 888-226-5595
Transaction Policies
In general, you can buy or sell (redeem) shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You may also buy and sell shares through a financial professional.
Dividends, Capital Gains and Taxes
The fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

38 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Fund Details
Additional Information About Investment Strategies and Related Risks
Securities Lending
To generate additional income, each fund may lend its portfolio securities to financial institutions, meaning that a significant portion of the fund could be on loan at any given time. While this practice will not impact the fund’s principal investment strategy, it does subject the fund to the securities lending risk described in the Investment Risks section below. Any expenses associated with securities lending are not reflected in the fee table for the fund.
Investments in Other Diamond Hill Funds
Each fund may invest in shares of another investment company, including another Diamond Hill Fund. While this practice will not impact the fund’s principal investment strategy, it does subject the fund to the investment company risk described in the Investment Risks section below. To the extent a fund invests in an underlying Diamond Hill Fund, the Adviser has contractually agreed to permanently waive a portion of the fund’s management fee in the pro rata amount of the management fee charged by the underlying Diamond Hill Funds. This agreement can only be terminated by the Funds’ Board of Trustees. “Acquired Fund Fees and Expenses” and the amount of the contractual waiver, as shown on the expense table in the Fund Summary for each fund, will vary with changes in the expenses of the underlying Diamond Hill Fund, as well as the allocation of the fund’s assets.
Except for the Short Duration Securitized Bond Fund, Core Bond Fund, Corporate Credit Fund, and High Yield Fund, each fund will invest primarily in equity securities. Although not a principal strategy, a fund’s investment in equity securities may also include rights and warrants, S&P Depositary Receipts (“SPDRs”) and American Depositary Receipts (“ADRs”).

DIAMOND HILL SMALL CAP FUND
The fund, under normal market conditions, invests at least 80% of its net assets in U.S. equity securities with small market capitalizations that the Adviser believes are undervalued. This is a non-fundamental investment policy that can be changed by the fund’s Board of Trustees upon 60 days’ prior notice to shareholders.

DIAMOND HILL SMALL-MID CAP FUND
The fund, under normal market conditions, invests at least 80% of its net assets in U.S. equity securities with small and medium market capitalizations that the Adviser believes are undervalued. This is a non-fundamental investment policy that can be changed by the fund’s Board of Trustees upon 60 days’ prior notice to shareholders.

DIAMOND HILL MID CAP FUND
The fund, under normal market conditions, invests at least 80% of its net assets in U.S. equity securities with medium market capitalizations that the Adviser believes are undervalued. This is a non-fundamental investment policy that can be changed by the fund’s Board of Trustees upon 60 days’ prior notice to shareholders.

DIAMOND HILL LARGE CAP FUND
The fund, under normal market conditions, invests at least 80% of its net assets in U.S. equity securities with large market capitalizations that the Adviser believes are undervalued. This is a non-fundamental investment policy that can be changed by the fund’s Board of Trustees upon 60 days’ prior notice to shareholders.

DIAMOND HILL ALL CAP SELECT FUND
The fund, under normal market conditions, invests its assets U.S. equity securities of any size capitalization that the Adviser believes are undervalued. The fund is non-diversified and intends to concentrate its investments in 30 to 40 select securities. This is a non-fundamental investment policy that can be changed by the fund’s Board of Trustees upon 60 days’ prior notice to shareholders.

DIAMOND HILL LONG-SHORT FUND
The fund, under normal market conditions, invests its assets in U.S. equity securities of any size capitalization that the Adviser believes are undervalued and selling short equity securities of any size capitalization the Adviser believes are overvalued. This is a non-fundamental investment policy that can be changed by the fund’s Board of Trustees upon 60 days’ prior notice to shareholders.

DIAMOND HILL GLOBAL FUND
The fund, under normal market conditions, invests its assets primarily in U.S. and non-U.S. equity securities of any size, or from any country, including emerging market countries, that the Adviser believes to be undervalued. This is a non-fundamental investment policy that can be changed by the fund’s Board of Trustees upon 60 days’ prior notice to shareholders.

DIAMOND HILL INTERNATIONAL FUND
The fund, under normal market conditions, invests its assets primarily in non-U.S. equity securities of companies of any size that the Adviser believes are undervalued. This is a non-fundamental investment policy that can be changed by the fund’s Board of Trustees upon 60 days’ prior notice to shareholders.

DIAMOND HILL SHORT DURATION SECURITIZED BOND FUND
Under normal market conditions, the fund invests at least 80% of its net assets in securitized bond investments. Securitized bond investments are also referred to as “structured product securities” or “structured products.” Securitized bond investments include secured loans backed by commercial real estate, residential real estate, commercial or consumer loans, and securitizations such as agency and non-agency mortgage-backed securities (MBS) (including commercial mortgage-backed securities (CMBS), residential mortgage-backed securities (RMBS), and collateralized mortgage obligations (CMOs)), asset-backed securities (ABS), and other similar securities and related instruments.
Agency MBS are issued or guaranteed by the US government, its agencies or instrumentalities, which include mortgage pass-through securities representing interests in pools of mortgage loans issued or guaranteed by the Government National Mortgage Association (GNMA or “Ginnie Mae”), the Federal National Mortgage Association (FNMA or “Fannie Mae”), the Student Loan Marketing Association (SLMA or “Sallie Mae”) or the Federal Home Loan Mortgage Corporation (FHLMC or “Freddie Mac”). The fund may also invest in other fixed income instruments, which include bonds, debt or credit securities and other similar instruments issued by various US and non-US public or private sector entities at the discretion of the Adviser.

Under normal circumstances, the fund will maintain an average portfolio duration of less than three, although under certain market conditions, such as periods of significant volatility in interest rates and spreads, the fund’s average duration may be longer than three. Duration is an approximate measure of a bond's

DIAMOND HILL FUNDS| PROSPECTUS| FEBRUARY 28, 2021| DIAMOND-HILL.COM 39

Fund Details
price sensitivity to changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). The fund may invest in individual fixed income securities with effective durations in excess of three, provided, however, such investments are made within the constraints above.

The fund may invest up to 15% of its assets in below investment grade securities, including those referred to as “junk bonds” (or the unrated equivalent) at the time of purchase.

This is a non-fundamental investment policy that can be changed by the fund’s Board of Trustees upon 60 days’ prior notice to shareholders.

DIAMOND HILL CORE BOND FUND
Under normal market conditions, the fund intends to provide total return by investing at least 80% of its net assets (plus any amounts borrowed for investment purposes) in a diversified portfolio of investment grade, fixed income securities, including bonds, debt securities and other similar U.S. dollar-denominated instruments issued by various U.S. public- or private-sector entities, by non-U.S. corporations or a U.S. affiliates of non-U.S. corporations, including those in emerging markets. This is a non-fundamental investment policy that can be changed by the fund’s Board of Trustees upon 60 days’ prior notice to shareholders.
Emerging market countries include those generally recognized to be an emerging market country by the international financial community; classified by the United Nations as a developing country; or classified as an emerging market county by Morningstar, Inc., or other index or data provider. The fund may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities at the Adviser’s discretion. Mortgage- backed securities include CMOs, IOs and POs. CMOs are a type of mortgage-backed security that contains a pool of mortgages bundled together and sold as an investment. Organized by maturity and level of risk, CMOs receive cash flows as borrowers repay the mortgages that act as collateral on these securities. CMOs distribute principal and interest payments to their investors based on predetermined rules and agreements. POs and IOs are mortgage-backed securities that receive only principal or interest payments, respectively, generated by the underlying collateral. Consequently, an investor in an IO is entitled to receive only regular cash flows that are derived from incoming interest payments received by the CMO, while the investor in a PO is entitled to receive only regular cash flows that are derived from incoming principal repayments on the loan pool underlying the CMO. Under normal circumstances, the fund will maintain an average portfolio duration plus or minus 20% of the duration of the Bloomberg Barclays US Aggregate Bond Index. The Bloomberg Barclays US Aggregate Bond Index is a broad-based index that represents the investment grade, US dollar-denominated fixed-rate taxable bond market. Duration is an approximate measure of a bond's price sensitivity to changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve).

DIAMOND HILL CORPORATE CREDIT FUND
 Under normal market conditions, the fund intends to provide exposure to corporate debt securities by investing at least 80% of its net assets in a diversified portfolio of corporate debt securities including those rated investment grade, below investment grade, or are unrated. Below investment grade securities are also known as “junk bonds,” “high yield bonds,” and “non-investment grade bonds.” Such securities may be public or privately placed U.S. dollar denominated debt securities issued by U.S. and non-U.S. companies of any size, which the Adviser believes represent an attractive investment opportunity. Under normal circumstances, the fund will maintain a dollar-weighted effective duration of less than five years, although it may invest in individual fixed income securities with effective durations in excess of five years. This is a non-fundamental investment policy that can be changed by the fund’s Board of Trustees upon 60 days’ prior notice to shareholders.
While not a part of the fund’s principal investment strategy of investing in corporate bonds, the fund may invest in other debt securities such as trust preferred securities, convertible securities, preferred stock, equity securities, U.S. Government and Agency securities, and mortgage or asset-backed securities. The Adviser actively manages the Diamond Hill Corporate Credit Fund’s portfolio, seeking to limit fluctuation in the fund’s share price due to changes in market interest rates, while selecting investments that should offer current income based upon the Adviser’s credit analysis. In selecting securities for the fund, the Adviser performs a risk/reward analysis that includes an evaluation of credit risk, interest rate risk, and the legal and technical structure of the security. The Adviser will attempt to take advantage of inefficiencies that it believes exist in the fixed-income markets. The Adviser seeks to invest in securities that the Adviser expects to offer attractive prospects for current income and/or capital appreciation in relation to the risk borne.
The fund invests primarily in income producing securities. The Adviser attempts to select securities offering attractive risk-adjusted yields over comparable Treasury securities. Corporate and debt securities offer higher yields compared to Treasury securities to compensate for their additional risks, such as credit risk.

DIAMOND HILL HIGH YIELD FUND
Under normal market conditions, the fund intends to provide exposure to high yield securities by investing at least 80% of its net assets in a diversified portfolio of corporate debt securities that are rated at the time of purchase below investment grade or are unrated. These investments are also known as “junk bonds,” “high yield bonds,” and “non-investment grade bonds,” and may include so called “distressed debt.” Such securities may be public or privately placed U.S. dollar denominated debt securities issued by U.S. and non-U.S. companies of any size, which the Adviser believes represent an attractive investment opportunity. This is a non-fundamental investment policy that can be changed by the fund’s Board of Trustees upon 60 days’ prior notice to shareholders. The fund also may invest in other securities including investment grade securities.
While not a part of the fund’s principal investment strategy of investing in corporate bonds, the fund may invest in other debt securities such as trust preferred securities, convertible securities, preferred stock, equity securities, U.S. Government and Agency securities, and mortgage or asset-backed securities. The Adviser actively manages the fund’s portfolio, seeking to limit fluctuation in the fund’s share price due to changes in market interest rates, while selecting investments that should offer current income based upon the Adviser’s credit analysis. In selecting securities for the fund, the Adviser performs a risk/reward analysis that includes an evaluation of credit risk, interest rate risk, and the legal and technical structure of the security. The Adviser will attempt to take advantage of inefficiencies that it believes exist in the fixed-income markets. The Adviser seeks to invest in securities that the Adviser expects to offer attractive prospects for current income and/or capital appreciation in relation to the risk borne.

40 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Fund Details
The fund invests primarily in income producing securities. The Adviser attempts to select securities offering attractive risk-adjusted yields over comparable Treasury securities. Corporate and debt securities offer higher yields compared to Treasury securities to compensate for their additional risks, such as credit risk.
Investment Risks
The main risks associated with investing in the funds are described below and in the Fund Summaries at the front of this prospectus. All of the risks listed below are significant to the funds, regardless of the order in which they appear.
Main Risks
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk (applicable to Short Duration Securitized Bond Fund, Core Bond Fund, Corporate Credit Fund, and High Yield Fund) This is a main risk for the Short Duration Securitized Bond Fund and Core Bond Fund and an additional risk for the Corporate Credit Fund and High Yield Fund. The funds may invest in asset-backed, mortgage-related and mortgage-backed securities, including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the funds may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the funds may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the funds may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
CMOs and stripped mortgage-backed securities, including those structured as IOs and POs, are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the funds invest may be more volatile and may be subject to higher risk of non-payment. The risk of default, as described under “Credit Risk”, for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.
The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid. The funds will be exposed to additional risk to the extent that they use inverse floaters and inverse IOs, which are debt securities with interest rates that reset in the opposite direction from the market rate to which the security is indexed. These securities are more volatile and more sensitive to interest rate changes than other types of debt securities. If interest rates move in a manner not anticipated by the Adviser, the funds could lose all or substantially all of their investments in inverse IOs.
Consumer Loans Risk (applicable to Short Duration Securitzed Bond Fund and Core Bond Fund) Investments in consumer loans expose the funds to additional risks beyond those normally associated with more traditional debt instruments. A fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions involving bank loans may have significantly longer settlement periods than more traditional investments (settlement can take longer than 7 days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that a fund may not receive its proceeds in a timely manner or that a fund may incur losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.
Credit Risk (applicable to Short Duration Securitized Bond Fund, Core Bond Fund, Corporate Credit Fund, and High Yield Fund) There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the funds. Such default could result in losses to the funds. In addition, the credit quality of securities held by the funds may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the funds. Lower credit quality also may affect liquidity and make it difficult for the funds to sell the security.
Fixed Income Risk  (applicable to Short Duration Securitized Bond Fund, Core Bond Fund, Corporate Credit Fund, and High Yield Fund) The funds invest in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of a fund’s investments decreases. The funds may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Fixed income securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.
Focused Portfolio Risk The All Cap Select Fund may have more volatility and is considered to have more risk than a fund that invests in securities of a greater number of issuers because changes in the value of a single issuer's security may have a more significant effect, either positive or negative, on the fund's net asset value.
Government Securities Risk  (applicable to Short Duration Securitized Bond Fund, Core Bond Fund, Corporate Credit Fund, and High Yield Fund) This is a main risk for the Short Duration Securitized Bond Fund and Core Bond Fund and an additional risk for the Corporate Credit Fund and High Yield Fund. The funds may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These

DIAMOND HILL FUNDS| PROSPECTUS| FEBRUARY 28, 2021| DIAMOND-HILL.COM 41

Fund Details
securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and Ginnie Mae, are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and Freddie Mac, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and Fannie Mae are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. However, in 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) placed Fannie Mae and Freddie Mac into conservatorship to stabilize the institutions and return them to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Preferred Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities.
High Portfolio Turnover Risk  The Corporate Credit Fund and High Yield Fund may engage in active and frequent trading leading to increased portfolio turnover and higher transaction costs, which may adversely affect the funds’ performance and may produce increased taxable distributions.
High Yield Securities Risk  (applicable to Short Duration Securitized Bond Fund, Core Bond Fund, Corporate Credit Fund, and High Yield Fund) This is a main risk for the Short Duration Securitized Bond Fund, Corporate Credit Fund, and High Yield Fund, and an additional risk for the Core Bond Fund as it relates to a non-principal investment strategy. The funds invest in below investment grade bonds, also known as high yield securities or junk bonds. High yield securities provide greater income and opportunity for gain, but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. The market for high yield securities is generally less active than the market for higher quality securities and the market price of these securities can change suddenly and unexpectedly. Based on measures such as dealer inventories and average trade size, the high yield market has become less liquid at the same time as it has grown markedly and become more concentrated under the control of the largest investors. During future periods of market stress, liquidity conditions in the high yield market may be even worse than prior periods of market stress.
Inflation Risk (applicable to Short Duration Securitized Bond Fund, Core Bond Fund, Corporate Credit Fund, and High Yield Fund) Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the funds.
LIBOR Risk (applicable to Short Duration Securitized Bond Fund and Core Bond Fund) Instruments in which the funds invest may pay interest at floating rates based on the London Interbank Offered Rate (“LIBOR”) or may be subject to interest caps or floors based on LIBOR. In July 2017, the United Kingdom’s Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the funds, issuers of instruments in which the funds invest and financial markets generally.
Market Risk The value of the funds' investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the funds, particular industries, or overall securities markets. When the value of a fund's investments goes down, your investment in the fund decreases in value. A variety of factors including interest rate levels, recessions, inflation, U.S. economic growth, war or acts of terrorism, natural disasters, political events and widespread public health issues affect the securities markets. The global spread of novel coronavirus disease (COVID-19) was declared a pandemic by the World Health Organization. This pandemic has resulted in significant disruptions to economies and markets, adversely impacting individual companies, sectors, industries, currencies, interest and inflation rates, credit ratings, and investor sentiment. COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Funds hold, and may adversely affect the funds’ investments and operations. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. There have been no comparable recent events that provide guidance as to the effect the spread of COVID-19 as a global pandemic may have on the funds’ financial performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the funds’ service providers and disrupt the funds’ operations. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a funds' investments. Management continues to monitor and evaluate this situation.
Non-U.S. and Emerging Market Risk  (applicable to Global Fund, International Fund, Short Duration Securitized Bond Fund, Core Bond Fund, Corporate Credit Fund, and High Yield Fund) Investing in non-U.S. securities (including depositary receipts) involves special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater market volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible non-U.S. controls on investment, and less stringent investor protection and disclosure standards of non-U.S. markets. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of industries. If non-U.S. securities are denominated and traded in a non-U.S. currency, the value of a fund’s non-U.S. holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus

42 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Fund Details
payment,” a fund may not receive timely payment for securities or other instruments it has delivered and may be subject to increased risk that the counterparty will fail to make payments when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. Uncertainty relating to withdrawal procedures and time can have adverse effects on asset valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation in such markets.  This may adversely impact fund performance. The risks associated with non-U.S. securities are magnified in countries in “emerging markets” compared to more mature markets. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. Emerging market economies may be based on only a few industries. As a result, security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging markets may face greater social, economic, regulatory and political uncertainties. Emerging market countries may have different regulatory, accounting, auditing and financial reporting and record keeping standards and may have material limitations on PCAOB inspections, investigations, and enforcement. Therefore, the availability and reliability of information, particularly financial information material to an investment decision in emerging market companies, may be limited in scope and reliability as compared to information provided by U.S. companies. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you may sustain sudden and sometimes substantial fluctuations in the value of your investments. A fund’s investments in non-U.S. and emerging market securities may also be subject to non-U.S. withholding and/or other taxes, which would decrease the fund’s yield on those securities.
Prepayment and Call Risk  (applicable to Short Duration Securitized Bond Fund, Core Bond Fund, Corporate Credit Fund, and High Yield Fund) The funds may invest in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, a fund may have to reinvest in securities with a lower yield. A fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”
Sector Emphasis Risk (applicable to the All Cap Select Fund, the Global Fund and the International Fund) The funds, from time to time, may invest 25% or more of its assets in one or more sectors, subjecting the fund to sector emphasis risk. This is the risk that a fund is subject to a greater risk of loss as a result of adverse economic, business or other developments affecting a specific sector in which the fund has a focused position, than if its investments were diversified across a greater number of industry sectors. Some sectors possess particular risks that may not affect other sectors.
Short Sale Risk  The Long-Short Fund, Global Fund, International Fund, Corporate Credit Fund, and High Yield Fund may engage in short sales. This is a main risk for the Long-Short Fund, and an additional risk for the Global Fund, International Fund, Corporate Credit Fund and the High Yield Fund as it relates to a non-principal investment strategy. When the Adviser believes that a security is overvalued, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the funds may make a profit and, conversely, if the security increases in value, the funds will incur a loss because they will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the funds will be able to close out the short position at any particular time or at an acceptable price. Although a fund’s gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the funds might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short.
At any time that a fund has an open short sale position, the fund is required to segregate with its custodian (and to maintain such amount until the fund replaces the borrowed security) an amount of cash or U.S. Government securities or other liquid securities equal to the difference between (i) the current market value of the securities sold short and (ii) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). As a result of these requirements, a fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or government securities while also being subject to the possibility of gain or loss from the securities sold short. However, depending on arrangements made with the broker or custodian, the fund may not receive any payments (including interest) on the deposits made with the broker or custodian. These deposits do not have the effect of limiting the amount of money a fund may lose on a short sale — the fund’s possible losses may exceed the total amount of deposits. The Long-Short Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold short exceeds 40% of the value of the Long- Short Fund’s net assets. The Global Fund, the International Fund, the Corporate Credit Fund and the High Yield Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold short exceeds 20% of the value of the fund’s net assets.
The amount of any gain will be decreased and the amount of any loss increased by any premium or interest a fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that the former may be limitless while the latter can only equal the total amount of a fund’s investment in the security. For example, if a fund purchases a $10 security, the most that can be lost is $10. However, if a fund sells a $10 security short, it may have to purchase the security for return to the lender when the market value is $50, thereby incurring a loss of $40.
As the Adviser adjusts the composition of the portfolio to deal with the risk discussed above, a fund may have a high portfolio turnover rate. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction

DIAMOND HILL FUNDS| PROSPECTUS| FEBRUARY 28, 2021| DIAMOND-HILL.COM 43

Fund Details
costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a fund’s performance. In addition, because of the asset segregation requirement, a fund may be required to liquidate other portfolio securities that it otherwise might not have sold in order to meet its obligations, such as paying for redemptions of fund shares.
Small and Mid Cap Company Risk  (applicable to all funds except Large Cap) This is a main risk for all funds except the Large Cap Fund and an additional risk for the Short Duration Securitized Bond Fund, Core Bond Fund, Corporate Credit Fund, and High Yield Fund to the extent those funds invest in bonds issued by small and mid-cap companies. Investments in smaller companies involve greater risks than investments in larger, more established companies. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less-than-certain growth prospects of small and medium capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. In addition, less frequent trading, with smaller volume than larger capitalization companies, may make it difficult for the funds to buy and sell shares of smaller companies. Also, the market price for smaller and medium capitalization companies tends to rise more in response to demand and fall more in response to selling pressure than is the case with larger capitalization companies. Further, smaller companies may lack depth of management, may be unable to generate funds necessary for growth or development, or may be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans that have a floating interest rate.
Additional Risks
General Risks  All mutual funds carry a certain amount of risk. You may lose money on your investment in the funds. The funds are subject to management risk because they are actively managed funds. The funds may not achieve their objective if the Adviser’s expectations regarding particular securities or markets are not met.
Convertible Securities Risk  The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.
Illiquid Securities Risk  A fund may invest up to 15% of the value of its net assets in securities that are illiquid. An illiquid investment is any investment that cannot be disposed of in current market conditions within seven days in the normal course of business at approximately the amount at which it is valued by the fund and without significantly changing the value of the investment. The price a fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. In addition, there may be no market or a limited market in which to sell illiquid securities.
Inflation-Indexed Bonds Risk (applicable to Short Duration Securitized Bond Fund, Core Bond Fund, Corporate Credit Fund, and High Yield Fund) Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Investment Company and Exchange Traded Fund ("ETF') Risk  A fund may invest in shares of other investment companies or ETFs. Shareholders will indirectly bear fees and expenses charged by the underlying investment companies in which the fund invests in addition to the fund’s direct fees and expenses. The fund also will incur brokerage costs when it purchases ETFs and closed-end funds. In addition, the funds will be subject to the risks associated with the investment company or ETF's investments. The price movement of an ETF may not track the underlying index and may result in a loss. The closed-end investment company or ETF may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant volatility or stress, causing investors to pay significantly more or less than the value of the ETF's underlying portfolio. Furthermore, investments in other funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the fund. To the extent a fund invests in an underlying Diamond Hill Fund, because the Adviser provides services to and receives fees from the underlying fund, a fund’s investment in the underlying fund benefits the Adviser. In addition, the fund may hold a significant percentage of the shares of the underlying fund. As a result, a fund’s investment in an underlying fund may create a conflict of interest.
Maturity Risk  (applicable to Short Duration Securitized Bond Fund, Core Bond Fund, Corporate Credit Fund, and High Yield Fund) In certain situations the funds may purchase a bond of a given maturity as an alternative to another bond of a different maturity. Ordinarily, under these circumstances, a fund will make an adjustment to account for the interest rate risk differential in the two bonds. This adjustment, however, makes an assumption about how the interest rates at different maturities will move. To the extent that the yield movements deviate from this assumption, there is a yield-curve or maturity risk. Another situation where yield-curve risk should be considered is in the analysis of bond swap transactions where the potential incremental returns are dependent entirely on the parallel shift assumption for the yield curve.
Redemption Risk  The funds could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent or if a large shareholder redeems a significant portion of its account, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a fund wishes to or is required to sell are illiquid.
REIT Risk  (applicable to Corporate Credit Fund and High Yield Fund) The funds’ investment in REITs are subject to the same risks as direct investments in real estate and mortgages, and their value

44 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Fund Details
will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. A fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the fund.
Securities Lending Risk  To generate additional income, the funds may lend their portfolio securities to financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the funds receive cash or securities issued by the United States government or its agencies or instrumentalities as collateral from the borrower equal to no less than 100% of the market value of the securities loaned. The funds may invest the cash collateral in high quality short-term debt obligations, government obligations, bank guarantees or money market mutual funds. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the funds will lose money from the securities received as collateral or the investment of the cash collateral. Borrower default risk is the risk that the funds will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
Temporary Strategies
From time to time, each fund may take temporary defensive positions that are inconsistent with the fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. During these times, the fund may invest up to 100% of its assets in cash and cash equivalents. For example, a fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. A fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. These investments may prevent a fund from achieving its investment objective. If a fund acquires securities of money market funds, the shareholders of the fund will be subject to duplicative management fees and other expenses.
Portfolio Holdings Disclosure
No later than 60 days after the end of each month, each fund will post on the funds' web site, www.diamond-hill.com, a complete schedule of its portfolio holdings as of the last day of that month. In addition to this monthly disclosure, each fund may also make publicly available its portfolio holdings at other dates as may be determined from time to time.
Shareholders may request portfolio holdings schedules at no charge by calling 888-226-5595. A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio holdings is available in the Statement of Additional Information.

DIAMOND HILL FUNDS| PROSPECTUS| FEBRUARY 28, 2021| DIAMOND-HILL.COM 45

Fund Details
Management of the Funds
Diamond Hill Capital Management, Inc. (the “Adviser”), 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215, manages the day-to-day investment decisions of the funds and continuously reviews, supervises and administers the funds’ investment programs. The Adviser has been an investment adviser to individuals, pension and profit sharing plans, trusts, corporations and other institutions since June 2, 1988. As of December 31, 2020, the Adviser managed approximately $26.4 billion in assets.
Pursuant to the investment advisory contract between the Adviser and the funds, the Adviser, subject to the supervision of the Board of Trustees and in conformity with the stated objective and policies of each fund, manages both the investment operations of the funds and the composition of the funds’ portfolios, including the purchase, retention and disposition of securities. In connection therewith, the Adviser is obligated to keep certain books and records of the funds. The Adviser also administers the corporate affairs of the funds, and in connection therewith, furnishes the funds with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the funds’ custodian, and the funds’ sub-administrator, sub-fund accountant and sub-transfer agent. The management services of the Adviser are not exclusive under the terms of the investment advisory contract and the Adviser is free to, and does, render management services to others.
Disclosure regarding the basis for the Board of Trustees’ approval of the investment advisory contract between the Adviser and the funds is available in the funds’ annual report to shareholders for the period ended December 31, 2020.
The funds are authorized to pay the Adviser an annual fee as set forth below:

Fund	Percentage of Average Daily Net Assets
Diamond Hill Small Cap Fund	0.80%
Diamond Hill Small-Mid Cap Fund	0.75%
Diamond Hill Mid Cap Fund	0.60%
Diamond Hill Large Cap Fund	0.50%
Diamond Hill All Cap Select Fund	0.70%
Diamond Hill Long-Short Fund	0.90%
Diamond Hill Global Fund	0.65%
Diamond Hill International Fund	0.65%
Diamond Hill Short Duration Securitized Bond Fund	0.35%
Diamond Hill Core Bond Fund	0.30%
Diamond Hill Corporate Credit Fund	0.45%
Diamond Hill High Yield Fund	0.50%

Portfolio Managers

Fund	Portfolio Manager	Assistant Portfolio Manager
Small Cap	Christopher Welch Aaron Monroe
Small-Mid Cap	Christopher Welch
Mid Cap	Christopher Welch	Christopher Bingaman
Large Cap	Charles Bath Austin Hawley
All Cap Select	Austin Hawley Richard Snowdon
Long-Short	Christopher Bingaman Nathan Palmer	Charles Bath
Global	Grady Burkett
International	Grady Burkett Krishna Mohanraj
Short Duration Securitized Bond	Henry Song Mark Jackson
Core Bond	Henry Song Mark Jackson
Corporate Credit	William Zox John McClain
High Yield	William Zox John McClain
The Portfolio Managers (PMs) hold ultimate responsibility and accountability for the investment results of the portfolios and have full authority to make all investment decisions. The Assistant Portfolio Manager (APM) provides significant analytical support to the PMs and serves as a backup to the PMs with authority to make investment decisions when the PMs are unavailable.
Mr. Bath has a Bachelor of Science degree in Accounting from Miami University, a Master’s of Business Administration from The Ohio State University and holds the CFA designation. He has been the Managing Director – Investments for the Adviser since September 2002. Mr. Bath also currently serves as a Portfolio Manager for the Adviser. From 1985 to September 2002, Mr. Bath was a senior portfolio manager for Gartmore Global Investments, a global investment firm affiliated with Nationwide Insurance. Mr. Bath was first employed by Nationwide Insurance as an investment professional in 1982.
Mr. Bingaman has a Bachelor of Arts degree in Finance (cum laude) from Hillsdale College, a Masters degree in Business Administration from the University of Notre Dame and holds the CFA designation. He has been an investment professional with the Adviser since March 2001. He currently serves as a Portfolio Manager for the Adviser. He was the President of the Adviser from January 2014 through August 2019 and Chief Executive Officer of the Adviser from January 2016 through August 2019. From 1998 to March 2001, Mr. Bingaman was a Senior Equity Analyst for Villanova Capital/Nationwide Insurance. In 1997, Mr. Bingaman was an Equity Analyst for Dillon Capital Management, an investment advisory firm.
Mr. Burkett has a Bachelor of Science in Mathematics and a Master of Science in Mathematics from Wright State University, and holds the CFA designation. He has been an investment professional with the Adviser since March 2014. Mr. Burkett currently serves as a Portfolio Manager for the Adviser. From 2007 to 2014, he held various Equity Analyst positions with Morningstar, most recently serving as Strategist for the technology sector team. From 2006 to 2007, Mr. Burkett was an Investment Analyst for Diastole Wealth Management. From 2005 to 2006, he was an Investment Analyst

46 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Fund Details
for CH Dean. From 2004 to 2005, Mr. Burkett was a Financial Advisor for Edward Jones.
Mr. Hawley has a Bachelor of Arts degree in History (cum laude) from Dartmouth College, a Masters degree in Business Administration (with distinction) from Tuck School of Business at Dartmouth College and holds the CFA designation. He has been an investment professional with the Adviser since August 2008. Mr. Hawley currently serves as a Portfolio Manager for the Adviser. From July 1999 to July 2002, Mr. Hawley was an Investment Associate at Putnam Investments. He was an Equity Analyst at Putnam Investments from July 2004 to July 2008.
Mr. Jackson has a Bachelor of Science in Finance degree from Miami University and holds the CFA designation. He has been an investment professional with the Adviser since June 2016. Mr. Jackson currently serves as a Portfolio Manager for the Adviser. From 1996 to 2016, he was with J.P. Morgan Investment Management, Inc. where he was Managing Director and portfolio manager for the U.S. Value Driven team and was responsible for managing institutional taxable bond portfolios. Prior to 1996, Mr. Jackson was a portfolio manager for Alexander Hamilton Life Insurance Company and previous to that a portfolio manager with the Public Employees Retirement System of Ohio.
Mr. McClain has a Bachelor of Science in Business Economics from University of Kentucky (magna cum laude), a Master of Business Administration from Carnegie Mellon University, and holds the CFA designation. He has been an investment professional with the Adviser since June 2014. Mr. McClain currently serves as a Portfolio Manager for the Adviser. From 2010 to 2014, Mr. McClain was Senior Vice President — Credit at Standard Life Investments. From 2007 to 2010, he was at Nationwide Mutual Insurance Company as a Management Associate in the Financial Leadership Rotation Program and then an Investment Analyst in Distressed Debt.
Mr. Mohanraj has a Bachelor of Technology from the Indian Institute of Technology, Madras (Chennai, India), a Master of Science from The University of Texas at Austin, a Master of Business Administration from the London Business School (with distinction), and holds the CFA designation. Mr. Mohanraj has been an investment professional with the Adviser since 2012. Mr. Mohanraj currently serves as a Portfolio Manager for the Adviser. From 2011 to 2012, Mr. Mohanraj was a Senior Research Associate at Sanford C. Bernstein. From 2008 to 2009, he was a Quantitative Analyst at Exelon Corporation. From 2005 to 2008, Mr. Mohanraj was a Product Manager with MCA Solutions. From 1999 to 2004, Mr. Mohanraj was a Solution Architect with i2 Technologies.
Mr. Monroe has a Bachelor of Science degree in Finance, Accounting and Economics from The Ohio State University (cum laude) and holds the CFA designation. He has been an investment professional with the Adviser since June 2007. Mr. Monroe currently serves as a Portfolio Manager for the Adviser focusing on gaming, lodging, and leisure. From 2007 to 2008, Mr. Monroe served as an Equity Trader with the Adviser. From 2006 to 2007, Mr. Monroe was a Consulting Group Analyst with Smith Barney. In 2005, Mr. Monroe was an Associate with Duff & Phelps.
Mr. Palmer has a Bachelor of Science degree in Accounting and Finance from The Ohio State University (summa cum laude, with honors) and a Masters of Accountancy from The Ohio State University (with distinction). He is a Certified Public Accountant and holds the CFA designation. He has been an investment professional with the Adviser since October 2009. Mr. Palmer currently serves as a Portfolio Manager for the Adviser. From 2008 to 2009, Mr. Palmer was a Tax Consultant with Deloitte & Touche, LLP.
Mr. Snowdon has a Bachelor of Arts degree in Economics and Organizational Behavior & Management from Brown University, a Masters degree in Business Administration (with distinction) from Northwestern University and holds the CFA designation. He has been an investment professional with the Adviser since August 2007. Mr. Snowdon currently serves as a Portfolio Manager for the Adviser. From 2003 to 2006, Mr. Snowdon served as a Board member and Consultant with Adams Rite Manufacturing. From 1997 to 2002, Mr. Snowdon was an Energy Trader/Vice President, Energy Trading for American Electric Power. From 1996 to 1997, Mr. Snowdon was a Junior Trader with Enron Corporation. From 1989 to 1994, Mr. Snowdon managed a chain of 40 independent World Oil gas stations.
Mr. Song has a Bachelor of Business Administration degree from the Ross School of Business at the University of Michigan and holds the CFA designation. He has been an investment professional with the Adviser since June 2016. Mr. Song currently serves as a Portfolio Manager for the Adviser. From 2005 to 2016 he was with J.P. Morgan Investment Management, Inc. where he was a portfolio manager for the U.S. Value Driven team and was responsible for managing institutional taxable bond portfolios and previously supported the Columbus taxable client portfolio managers in reporting as well as client communications.
Mr. Welch has a Bachelor of Arts degree in Economics (summa cum laude) from Yale University and holds the CFA designation. He has been an investment professional with the Adviser since November 2005. Mr. Welch currently serves as Managing Director and Portfolio Manager for the Adviser. From 2004 to November 2005, Mr. Welch was a Portfolio Manager for Fiduciary Trust Company International, an investment management firm. From 1995 to 2002, Mr. Welch served as Portfolio Manager and Senior Equity Analyst for Nationwide Insurance and its mutual fund unit, Gartmore Global Investments.
Mr. Zox has a Bachelor of Arts degree in Political Science from Williams College, a Juris Doctor degree from the Moritz College of Law at The Ohio State University (with honors) and a Masters of Law degree from the University of Florida, College of Law in taxation and holds the CFA designation. He has been an investment professional with the Adviser since January 2001. Mr. Zox currently serves as a Portfolio Manager for the Adviser. From 1993 to 2000, he was a tax associate and then a tax partner with the law firm of Schottenstein, Zox & Dunn Co., L.P.A.
The Statement of Additional Information provides additional information about each portfolio manager’s compensation structure, other managed accounts and ownership of securities in their managed fund(s).

DIAMOND HILL FUNDS| PROSPECTUS| FEBRUARY 28, 2021| DIAMOND-HILL.COM 47

Fund Details
Pricing Your Shares
When you buy and sell shares of a fund, the price of the shares is based on the fund’s net asset value per share (NAV) next determined after the order is received. The NAV is calculated at the close of trading (normally 4:00 p.m., Eastern time ) on each day the New York Stock Exchange (“NYSE”) is open for business (“open business day”). Should the NYSE experience an unexpected market closure or restriction on trading during or on what is expected to be an open business day, the fund will make a determination whether to calculate the NAV at the times as described above (and value the securities as described below in this prospectus and in the Statement of Additional Information) or to suspend the determination of the NAV based on available information at the time of or during the unexpected closure or restriction on trading. Purchase requests received by the fund or an authorized agent of the fund after the NYSE closes, or on a day on which the NYSE is not open for trading, will be effective on the next open business day thereafter on which the NYSE is open for trading, and the offering price will be based on the fund’s NAV at the close of trading on that day. A separate NAV is calculated for each share class of a fund. The NAV for a class is calculated by dividing the value of the fund’s total assets (including interest and dividends accrued but not yet received), allocable to that class, minus liabilities (including accrued expenses) allocable to that class, by the total number of that class’ shares outstanding. The market value of a fund’s investments is determined primarily on the basis of readily available market quotations.
If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the fund’s Board of Trustees. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. To the extent that a fund invests in securities that are primarily listed on non-U.S. exchanges or other markets that trade on weekends or other days when a fund is closed, the value of a fund’s shares may change on days when you will not be able to purchase or redeem your shares. In addition, securities trading on non-U.S. markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the non-U.S. market, but prior to the close of the U.S. market. Fair valuation of the fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund’s NAV by short term traders. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

If you purchase shares of any of the funds through a Processing Organization, as discussed below, it is the responsibility of the authorized agent to transmit properly completed purchase orders so that they will be received timely by the Trust. Any change in price due to the failure of the Trust to receive an order timely must be settled between the investor and the authorized agent placing the order.
How to Purchase Shares
Shares of the funds have not been registered for sale outside of the United States and the funds are generally only available to residents in the United States with a valid tax identification number. This prospectus in not intended for distribution to prospective investors outside of the United States. The funds generally do not market or sell shares to investors domiciled outside of the United States, even if the investors are citizens or lawful permanent residents of the United States. Any non-U.S. shareholders generally would be subject to U.S. tax withholding on distributions by the funds. This prospectus does not address in detail the tax consequences affecting any shareholder who is a nonresident alien individual or non-U.S. trust or estate, non-U.S. corporation or non-U.S. partnership.

48 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Your Account
The following table summarizes different features and eligibility requirements of each Class of the funds.

Choosing a Share Class

Eligibility	Investor	Class I	Class Y
May be purchased by the general public (except for Short Duration Securitized Bond Fund)	✓

May be purchased by institutional investors, such as corporations, pension, profit sharing, or defined contribution plans, non-profit organizations, charitable trusts, foundations and endowments	✓	✓	✓

May be purchased by individual investors, through financial intermediaries that have entered into agreements with Diamond Hill Funds or its agents	✓	✓

May be purchased by financial intermediaries on behalf of individual investors provided such intermediary:
1.is acting in an investment advisory capacity,
2.enters into an agreement with the applicable fund or the Adviser to purchase and redeem such shares through an omnibus account, and
3. agrees to not charge the applicable fund, its investment adviser or any other affiliates, any sub-transfer agent fees, service fees, networking fees, distribution fees, marketing fees, or any other fees for the entire life of the investment in Class Y shares.
✓

May be purchased by Trustees, Directors, and employees of Diamond Hill Funds or Diamond Hill Investment Group, Inc. and their immediate family members	✓	✓

Initial Investment Minimum	$2,500	$2,500	$500,000
May be waived for corporate sponsored, participant directed group retirement accounts	✓	✓	✓

May be waived for investors who purchased shares through financial intermediaries that have entered into agreements with Diamond Hill Funds or its agents	✓	✓

May be waived for individual investors who purchased Class Y shares through financial intermediaries that have entered into an agreement with the applicable fund or the Adviser as described above.			✓

May be waived in other circumstances as deemed appropriate	✓	✓	✓

Additional Compensation to Financial Intermediaries Permitted	✓	✓

Financial Intermediaries
Financial intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the fund, and certain financial intermediaries may charge their customers transaction or other fees. Certain share classes may not be available through all financial intermediaries. The fund or Adviser may pay service and/or distribution fees to these entities for services they provide to Investor and Class I shareholders.
Investor shares (formerly Class A) of all funds, except the Short Duration Securitized Bond Fund, are available to the general public. Investor shares may also be purchased through financial intermediaries that have entered into agreements with Diamond Hill Funds or its agents. Financial intermediaries may include financial advisors, investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrations or any other organization authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers.

Class I shares of all funds and Investor shares of the Short Duration Securitized Bond Fund are available for purchase by institutional investors such as corporations, pension and profit sharing or defined contribution plans, non-profit organizations, charitable trusts, foundations and endowments. Class I shares of all funds and Investor shares of the Short Duration Securitized Bond Fund may also be purchased through financial intermediaries that have entered into agreements with Diamond Hill Funds or its agents. Financial intermediaries may include financial advisors, investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrations or any other organization authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers.
Class I shares of all funds and Investor shares of the Short Duration Securitized Bond Fund may also be purchased by officers, trustees, directors and employees, and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code), of Diamond Hill Funds or Diamond Hill Investment Group, Inc. and its subsidiaries and affiliates.

DIAMOND HILL FUNDS| PROSPECTUS| FEBRUARY 28, 2021| DIAMOND-HILL.COM 49

Your Account
Class Y shares are available for purchase by institutional investors such as corporations, pension and profit sharing or defined contribution plans, non-profit organizations, charitable trusts, foundations and endowments.
Class Y shares may also be purchased by individual investors, if purchased through financial intermediaries authorized to act in an investment advisory capacity that have entered into a written agreement with the Adviser or the applicable fund to offer such shares through an omnibus account held at the fund.
All Class Y purchases of a fund, whether purchased by an institutional investor or by a financial intermediary on behalf of an individual investor, will not require the fund, its investment adviser or any other affiliates, to make any sub-transfer agent, service, networking, distribution-related, marketing, maintenance, revenue sharing or any other fees or payments to any third party now or for the entire life of the investment in Class Y shares. Class Y shares have no ongoing shareholder service fees.
Minimum Initial Investment amount for Investor and Class I shares is $2,500. The minimum initial investment amount for Class Y is $500,000. If a financial intermediary maintains an Omnibus Account for institutional investors in Class Y shares, each subaccount underlying the Omnibus Account must meet the minimum initial investment in order for the Omnibus Account to be eligible to own Class Y shares.
1.The funds may waive the investment minimums for corporate participant directed retirement accounts (such as 401(k) accounts).
2.The funds may waive the initial investment minimums for Investor and Class I shares purchased through financial intermediaries that have entered into a written agreement with the funds or its Agents.
3.The funds may waive the initial investment minimums for Class Y shares purchased through financial intermediaries authorized to act in an investment advisory capacity that have entered into a written agreement with the Adviser to offer such shares through an omnibus account held at the fund.
4.The funds may waive the investment minimums in other circumstances as it may judge appropriate.
All investments and exchanges are subject to approval by a fund and the fund reserves the right to reject any purchase or exchange of shares at any time. The funds request advance notification of investments in excess of 5% of the current net assets of the fund.
All classes of the funds may not be available in every state.

Important Information About the Small-Mid Cap Fund and the Large Cap Fund
The Small-Mid Cap Fund and the Large Cap Fund are closed to most new investors. The funds remains open to additional investments under the circumstances listed below:
•Existing shareholders of the funds may add to their accounts, including through reinvestment of distributions.
•Qualified defined contribution retirement plans, such as a 401(k), 403(b) or 457 plans, that utilized the funds as an investment option on the date the fund closed, may continue to establish new participant accounts in the funds for those Plans.
•Financial Advisors who had clients invested in the funds on the date the fund closed, may establish new positions in the fund for new clients where operationally feasible.
•Investors may purchase the funds through certain intermediary sponsored fee-based model programs, provided that the sponsor has received permission from Diamond Hill Funds that shares of the fund may continue to be offered through the program. Approved or recommended lists are not considered model portfolios.
•    Trustees, Directors, and employees of Diamond Hill Funds or Diamond Hill Investment Group, Inc. and their immediate family members may open new accounts and purchase shares of the funds.
In general, the funds will look to the financial intermediary to prevent a new account from being opened within an omnibus account at that intermediary. The funds’ ability to monitor new accounts that are opened through omnibus accounts or other nominee accounts is limited and the ability to limit a new account to those that meet the above criteria with respect to financial intermediaries may vary depending upon the capabilities and cooperation of those intermediaries.
The funds reserve the right to make additional exceptions or otherwise modify the foregoing closure policy at any time. The funds also reserve the right to reject any purchase or refuse any exception, including those detailed above for any reason.
Important Information About Procedures for Opening an Account
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the fund may restrict further investment until your identity is verified. If we are unable to verify your identity, the fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.
Fund Supermarkets and Clearing Organizations
You may purchase shares of a fund through a fund supermarket or clearing organization, which is a broker-dealer, bank or other financial institution that purchases shares for its customers (Processing Organization). The funds have authorized certain Processing Organizations to receive purchase and sale orders on their behalf. Before investing in the funds through a Processing Organization, you should read carefully any materials provided by the Processing Organization together with this prospectus.
When shares are purchased this way, there may be various differences. The Processing Organization may:
•    Charge a fee for its services.
•    Act as the shareholder of record of the shares.
•    Set different minimum initial and additional investment requirements.
•    Impose other charges and restrictions.
•    Designate intermediaries to accept purchase and sale orders on the fund’s behalf.
•    Impose an earlier cut-off time for purchase and redemption requests.
The Trust considers a purchase or sale order as received when an authorized Processing Organization, or its authorized designee,

50 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Your Account
receives the order in proper form. These orders will be priced based on the respective fund’s net asset value next computed after such order is received in proper form. It is the responsibility of the authorized agent to transmit properly completed purchase orders so that they will be received timely by the Trust.
Shares held through a Processing Organization may be transferred into your name following procedures established by your Processing Organization and the Trust. Certain Processing Organizations may receive compensation from the Trust, the Adviser or their affiliates.
Fund Direct Purchase
You may also make a direct initial investment by following these steps:
•    Complete and sign an investment application form which you can request by calling the fund at 888-226-5595 between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the funds are open for business. On days when the NYSE closes early, the call center hours will be reduced accordingly.
•     Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the fund in which you are investing. We do not accept post-dated checks, third party checks, travelers’ checks, cash, money orders, cashier checks greater than $10,000, credit card convenience checks or “starter” checks.
•    Mail the application and check to: (Fund Name) P.O. Box 46707, Cincinnati, OH 45246
To purchase shares of a fund by wire, call the fund at 888-226-5595 between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the funds are open for business for instructions. On days when the NYSE closes early, the call center hours will be reduced accordingly. A fund will accept wire orders only on a day on which the fund, the Custodian and the Transfer Agent are open for business. A wire purchase will be considered made when the wired money is received and the purchase is accepted by the fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the funds may charge a fee in the future.
AIP Program
When making your initial investment in a fund, you may choose to participate in the fund’s automatic investment program (AIP) by completing the AIP section of the application form discussed above. Purchase amounts ($100 minimum) are automatically debited each month from your bank account through ACH (automated clearing house) and are subject to the payment of any applicable sales charge.
Sales Charges
Shares of the funds are purchased at their NAV.
The funds’ principal underwriter compensates Financial Intermediaries (such as broker-dealers), including processing organizations, who sell shares of the funds. Compensation comes from Rule 12b-1 fees and payments by the principal underwriter or affiliates of the principal underwriter and from its or their own resources.
The funds' shares may be available at brokerage firms that have agreements with the funds' distributor. Shareholders may be required to pay a commission and/or other form of compensation to the broker. Shares of the funds are available in share classes that have different fees and expenses.
Distribution Plan
Each fund has adopted a plan under Rule 12b-1 that allows certain classes of its shares to pay distribution fees. Up to 0.25% of the Investor shares' 12b-1 fee can be used as a shareholder servicing fee. Investor shares pay annual 12b-1 expenses of 0.25%. Because these fees are paid out of a fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Additional Compensation to Financial Intermediaries
Diamond Hill Capital Management, Inc., the Adviser and Administrator, may make payments to financial intermediaries that can be categorized as “service-related” or “distribution-related.”
Payments made by the Administrator to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, record keeping and other shareholder services are categorized as “servicing related.” Payments made pursuant to such agreements generally are based on either (a) a percentage of the average daily net assets of clients serviced by such financial intermediaries, or (b) the number of accounts serviced by such financial intermediary.
Payments made by the Adviser from its own resources to financial intermediaries that are in addition to, rather than in lieu of, Rule 12b-1 fees for distribution-related expenses, such as marketing or promotional expenses, are often referred to as “distribution-related.” Distribution-related payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the fund and other Diamond Hill Funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, distribution related payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the fund or other Diamond Hill Funds to its customers or provide an incentive for a financial intermediary to cooperate with the Distributor’s marketing efforts by providing representatives of the Distributor with preferential access to representatives of the intermediary’s sales force. Distribution-related payments may also be used to reimburse expenses related to educational seminars and “due diligence” or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority (“FINRA”)) designed to increase sales representatives’ awareness about Diamond Hill Funds, including travel and lodging expenditures.
Other Purchase Information
The funds reserve the right to limit the amount of purchases and to refuse to sell to any person. When purchasing shares of the funds by check, the check must be made out to the applicable fund, or the Trust, as the payee. If your check or wire does not clear, you will be responsible for any loss incurred by a fund. If you are already a shareholder of a fund, we reserve the right to redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred or money owed to the Trust. You may be prohibited or restricted from making future purchases in the funds.
How to Redeem Shares
You may redeem all or part of your investment in a fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described below. Redemption requests received by a fund or an authorized agent of the fund before 4:00 p.m. ET (or before if the NYSE closes before 4:00 p.m. ET) will be effective that day. The price you will receive when you redeem your shares will be the NAV (less any applicable sales charges) next determined after the fund receives your properly completed order to sell. You may receive proceeds of your sale in a check, ACH, or federal wire transfer. The funds typically expect that it will take one

DIAMOND HILL FUNDS| PROSPECTUS| FEBRUARY 28, 2021| DIAMOND-HILL.COM 51

Your Account
to three days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the fund’s securities at the time of your sale. If you sell shares through your Financial Intermediary, contact your financial adviser for their requirements and procedures. A broker may charge a transaction fee to redeem shares. The fund may charge $9 for wire redemptions. Any charges for wire redemptions will be deducted from your account by redemption of shares. The funds encourage, to the extent possible, advance notification of large redemptions. The funds typically expect that a fund will hold cash or cash equivalents to meet redemption requests. The funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the fund. These redemption methods will be used regularly and may also be used in stressed market conditions. The funds reserve the right to redeem in-kind as described under “Additional Information” below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of a fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. Redemptions in-kind may be used regularly in circumstances as described above, and may also be used in stressed market conditions.
By Mail  To redeem any part of your account in a fund by mail, send a written request, with the following information, to:
(Fund Name)
Diamond Hill Funds
P.O. Box 46707
Cincinnati, OH 45246
•    the fund name;
•    your account number;
•    the name(s) on your account;
•    your address;
•    the dollar amount or number of shares you wish to redeem;
•    the signature of all registered account owners, signed in the exact name(s) and any special capacity in which they are registered; and
•    the Federal tax withholding election (for retirement accounts),
•    If the shares to be redeemed have a value of $100,000 or more, your signature(s) must be guaranteed by an original Medallion Signature Guarantee by an eligible guarantor institution outlined below,
•    You must request the redemption in writing with your signature guaranteed by a Medallion Signature Guarantee, regardless of the value of the shares being redeemed if: the address on your account has been changed within 15 days of your redemption request; the check is not being mailed to the address on your account; the check is not being made payable to the owner(s) of the account; the redemption proceeds are being transferred to another fund account with a different registration or; the redemption proceeds are being wired to bank instructions currently not on your account.
We accept original signature guarantees from U.S. banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings and loan associations participating in a Medallion program. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THESE PROGRAMS WILL NOT BE ACCEPTED. In certain instances, we may require you to furnish additional legal documents to insure proper authorization.
By Telephone  If you have completed the Optional Telephone Redemption and Exchange section of your investment application, you may sell any part of your account by calling the fund at 888-226-5595 between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the funds are open for business. On days when the NYSE closes early, the call center hours will be between reduced accordingly. IRA accounts are not redeemable by telephone.
Neither the funds nor the Transfer Agent will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The funds or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the funds and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions, and/or digitally recording telephone instructions.
We may terminate the telephone sale procedures at any time. During periods of extreme market activity it is possible that you may encounter some difficulty in telephoning us, although we have never experienced difficulties in receiving or in a timely fashion responding to telephone requests. If you are unable to reach us by telephone, you may request a sale by mail. An original Medallion Signature Guarantee is required for any telephone redemption request for an amount of at least $100,000 as described above. A telephone redemption request for an amount of at least $100,000 as described above will not be processed until the Medallion Signature Guarantee is received by the Transfer Agent.
Additional Information  Redemptions will be remitted to the record holder at the address of record or to bank accounts of the shareholder that have been previously designated by the shareholder. If you are not certain of the requirements for a sale please call the fund at 888-226-5595 between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the funds are open for business. On days when the NYSE closes early, the call center hours will be reduced accordingly. We cannot accept, and will return, requests specifying a certain date or share price. The funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as ten business days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend sales or postpone payment dates.
Generally, all redemptions will be for cash. However, if during any 90-day period you redeem shares in an amount greater than the lesser of $250,000 or 1% of a fund’s net assets, the funds reserve the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. Marketable securities may include illiquid securities. You may experience a delay in converting illiquid securities to cash. Redemption-in-kind proceeds are limited to securities that are traded on a public securities market or are limited to securities for which quoted bid and asked prices are available. They are distributed to the redeeming shareholder based on a weighted-average pro-rata basis of a fund's holdings. If payment is made in securities, the fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on a fund and its remaining shareholders. If you receive securities when redeeming your account, the securities will

52 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Your Account
be subject to market fluctuation and you may incur tax and transaction costs if the securities are sold.
Accounts with Low Balances  Maintaining small accounts is costly for the fund and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above the fund’s minimum.
•     The fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,500. In such cases, you will be notified and given at least 30 days to purchase additional shares to bring the balance above the minimum before the account is closed.
•    The above involuntary redemptions constitute a sale of fund shares. You should consult your tax adviser concerning the tax consequences of involuntary redemptions.
How to Exchange Shares
You may exchange any or all of your shares in a fund for shares in another fund or another share class of the same fund, subject to the following conditions:
Investor shares of a fund may be exchanged for:
•Investor shares of another fund
•Another share class of the same fund provided you meet the eligibility and minimum investment requirements of that class.
Class I shares of a fund may be exchanged for:
•Class I shares of another fund
•Another share class of the same fund provided you meet the eligibility and minimum investment requirements of that class.
Class Y shares of a fund may be exchanged for:
•Class Y shares of another fund
•Another share class of the same fund if you are eligible to purchase that class.
You may request the exchange for accounts held directly at the transfer agent by telephoning 888-226-5595 between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the funds are open for business or writing the funds at Diamond Hill Funds, P.O. Box 46707, Cincinnati, OH 45246. On days when the NYSE closes early, the call center hours will be reduced accordingly. You may request the exchange for accounts held through a financial intermediary by contacting the financial intermediary directly. Exchanges may be made only if the exchanging fund is registered in your state of residence. The exchange privilege does not constitute an offering or recommendation of a fund. Due to operational limitations at your financial intermediary, your ability to exchange your shares to another share class may be limited. It is your responsibility to obtain and read a prospectus of the exchanging fund before you make an exchange. Not all share classes may be available for each fund.
•If you exchange shares into or out of a fund, the exchange is made at the net asset value per share of each fund next determined after the exchange request is received.
In times of extreme economic or market conditions, exchanging fund shares by telephone may be difficult. To receive a specific day’s price, your letter or call must be received before that day’s close of the New York Stock Exchange. Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for federal income tax purposes.
Exchanges will be accepted only if the registration of the two accounts is identical or the exchange instructions have a Medallion Signature Guarantee. The funds and the Transfer Agent are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. They will use reasonable procedures to confirm that telephone instructions are genuine. The exchange feature may be modified or discontinued at any time upon notice to you in accordance with federal securities laws.
Share Class Conversions The Internal Revenue Service currently takes the position that a conversion/exchange of share classes of the same fund is a nontaxable event. Conversion/exchanges of share classes between different funds is generally taxable.
How to Request Certain Non-Financial Transactions
The funds will accept the STAMP’s Signature Validation Program (SVP) stamp for certain non-financial transactions. The SVP was introduced in response to requests from financial services institutions that rely upon the effectiveness of a signature guarantee when processing non-financial transactions for which the surety bond attached to a Medallion Signature Guarantee (MSG) would not apply. The SVP stamp carries its own separate surety bond that would apply to such non-financial transactions. The SVP stamp may be obtained from eligible members, including banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.
This program enables the funds to accept documents stamped with an SVP stamp in lieu of the MSG for non-financial transactions. The non-financial transactions for which the funds can accept an SVP are: (1) change name; (2) add or change banking instructions; (3) add or change beneficiaries; (4) add or change authorized account traders; (5) add a Power of Attorney; (6) add or change Trustee; and (7) change UTMA/UGMA custodian.
In the event that your bank or financial institution does not participate in the SVP Stamp program, you should request that the guarantor use their Medallion Guarantee Stamp.
Market Timing and Frequent Trading Policy
The funds are not designed to serve as a vehicle for frequent trading. The funds do not authorize, and use reasonable methods to discourage, short-term or excessive trading, often referred to as “market timing.” Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing or excessive trading may result in dilution of the value of fund shares held by long-term shareholders, disrupt portfolio management, and increase fund expenses for all shareholders. The funds will take reasonable steps to discourage excessive short-term trading and the funds’ Board of Trustees has adopted the following policies and procedures with respect to market timing. The funds will monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If a fund has reason to believe that a shareholder has engaged in excessive short-term trading, the fund may ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts. In addition to rejecting purchase orders in connection with suspected market timing activities, a fund can reject a purchase order for any reason. While the funds cannot assure the prevention of all excessive trading and market timing, by making these judgments the funds believe they are acting in a manner that is in the best interests of shareholders.
Market timers may disrupt portfolio management and harm fund performance. To the extent that the funds are unable to identify market timers effectively, long-term investors may be adversely

DIAMOND HILL FUNDS| PROSPECTUS| FEBRUARY 28, 2021| DIAMOND-HILL.COM 53

Your Account
affected. Although the funds use a variety of methods to detect and deter market timing, due to the complexity involved in identifying excessive trading there is no assurance that the funds’ efforts will identify and eliminate all trades or trading practices that may be considered abusive. In accordance with Rule 22c-2 under the Investment Company Act of 1940, the Trust has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) adopt and enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Trust; (2) furnish the Trust, upon its request, with information regarding customer trading activities in shares of the Trust; and (3) enforce its market-timing policy with respect to customers identified by the Trust as having engaged in market timing. When information regarding transactions in the Trust’s shares is requested by the Trust and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Trust has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Trust, to restrict or prohibit the indirect intermediary from purchasing shares of the Trust on behalf of other persons.
The funds apply these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. The funds have no arrangements to permit any investor to trade frequently in shares of the funds, nor will it enter into any such arrangements in the future.
Distribution and Taxes
The following information is provided to help you understand the income and capital gains you may earn while you own fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee the funds will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.
Income and Capital Gain Distributions  The funds intend to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the funds generally pay no federal income tax on the income and gains distributed to you. The Small Cap Fund, Small-Mid Cap Fund, Mid Cap Fund, Large Cap Fund, All Cap Select Fund, Long-Short Fund, Global Fund and International Fund expect to declare and distribute their net investment income, if any, to shareholders annually. The Short Duration Securitized Bond Fund, Core Bond Fund, Corporate Credit Fund and the High Yield Fund expect to declare and distribute their net investment income, if any, to shareholders monthly. Capital gains, if any, may be distributed at least annually. A fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund. All income and capital gain distributions are automatically reinvested in shares of the fund unless you request cash distributions on your application or through a written request. If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the fund at the fund’s then-current NAV until you give the Trust different instructions.
Tax Considerations  If you are a taxable investor, dividends and capital gain distributions you receive from a fund, whether you reinvest your distributions in additional fund shares or receive them in cash, are subject to federal income tax, state taxes, and possibly local taxes:
•    distributions are taxable to you at either ordinary income or capital gains tax rates;
•    distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;
•    distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your fund shares;
•    for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;
•    for corporate shareholders, a portion of income dividends may be eligible for the corporate dividend-received deduction, subject to certain limitations;
•    distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December; and
•    for taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax is imposed on distributions you receive from the funds and gains from selling, redeeming or exchanging your shares.
The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). The funds may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the funds, from ascertaining with certainty, until after the calendar year end, the final amount and character of distributions a fund has received on its investments during the prior calendar year. Prior to issuing your statement, the fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the fund will send you a corrected Form 1099-DIV to reflect reclassified information.
Distributions from the funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).
If you are a taxable investor and invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.”
Selling and Exchanging Shares  Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Diamond Hill Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling fund shares are taxed at your applicable tax rate for long-term capital gains. Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.
Other Tax Jurisdictions  Distributions and gains from the sale or exchange of your fund shares may be subject to state and local

54 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Your Account
taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits.
Tax Status for Retirement Plans and Other Tax-Deferred Accounts  When you invest in the funds through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.
Backup Withholding  By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.
This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or non-U.S. tax consequences before making an investment in the fund.
Cybersecurity Risk
The computer systems, networks and devices used by the funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the funds and their service providers, systems, networks, or devices potentially can be breached due to both intentional and unintentional events. The funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.
Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the funds’ business operations, potentially resulting in financial losses; interference with the funds’ ability to calculate their NAVs; impediments to trading; the inability of the funds, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.
Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the funds invest; counterparties with which the funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future. Neither the funds or the Adviser control the cybersecurity systems of issuers or third-party service providers.
Householding
To reduce expenses, we mail only one copy of the funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the funds at 888-226-5595 between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the funds are open for business or contact your financial institution. On days when the NYSE closes early, the call center hours will be reduced accordingly. We will begin sending you individual copies thirty days after receiving your request.

DIAMOND HILL FUNDS| PROSPECTUS| FEBRUARY 28, 2021| DIAMOND-HILL.COM 55

Financial Highlights
The financial highlights tables are intended to help you understand the funds’ financial performance for the past five years (or, if shorter, the period of the funds’ operations). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the funds (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2020, December 31, 2019 and December 31, 2018 has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the funds’ financial statements, are incorporated by reference in the Statement of Additional Information, which is available upon request. Information in fiscal years ended December 31, 2017 and prior was audited by the funds' former independent registered public accounting firm.

56 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Small Cap Fund
Financial Highlights
Selected data for a share outstanding throughout the periods indicated

Small Cap Fund	Net Asset Value Beginning of Year	Net Investment Income (Loss)(A)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Year	Total Return(B)	Net Assets at End of Year (000’s)	Ratio of Total Net Expenses to Average Net Assets	Ratio of Total Gross Expenses to Average Net Assets (C)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)
Investor (formerly Class A)
For the year ended December 31, 2020	$31.23	0.01		(0.18)	(0.17)	(0.10)	—	(0.10)	$30.96	(0.55)%	$117,491	1.26%	1.26%	0.05%		34%
For the year ended December 31, 2019	27.54	0.06		5.80	5.86	(0.34)	(1.83)	(2.17)	31.23	21.36	165,339	1.27	1.27	0.23		22
For the year ended December 31, 2018	35.62	0.12		(5.37)	(5.25)	—	(2.83)	(2.83)	27.54	(15.12)	214,831	1.25	1.26	0.31		23
For the year ended December 31, 2017	34.39	0.06		3.55	3.61	(0.13)	(2.25)	(2.38)	35.62	10.62	357,512	1.27	1.28	0.11		7
For the year ended December 31, 2016	30.89	0.00	(E)	4.36	4.36	—	(0.86)	(0.86)	34.39	14.10	439,681	1.29	1.29	0.00	(F)	15
Class I
For the year ended December 31, 2020	$31.77	0.09		(0.18)	(0.09)	(0.19)	—	(0.19)	$31.49	(0.28)%	$350,375	0.97%	0.97%	0.33%		34%
For the year ended December 31, 2019	27.98	0.16		5.90	6.06	(0.44)	(1.83)	(2.27)	31.77	21.75	469,014	0.98	0.98	0.52		22
For the year ended December 31, 2018	36.15	0.23		(5.48)	(5.25)	(0.09)	(2.83)	(2.92)	27.98	(14.88)	633,323	0.96	0.97	0.64		23
For the year ended December 31, 2017	34.87	0.17		3.61	3.78	(0.25)	(2.25)	(2.50)	36.15	10.95	877,913	0.97	0.98	0.41		7
For the year ended December 31, 2016	31.28	0.10		4.42	4.52	(0.07)	(0.86)	(0.93)	34.87	14.45	1,073,671	0.99	0.99	0.32		15
Class Y
For the year ended December 31, 2020	$31.80	0.12		(0.17)	(0.05)	(0.23)	—	(0.23)	$31.52	(0.17)%	$56,417	0.85%	0.85%	0.46%		34%
For the year ended December 31, 2019	28.01	0.19		5.91	6.10	(0.48)	(1.83)	(2.31)	31.80	21.88	105,030	0.86	0.86	0.62		22
For the year ended December 31, 2018	36.17	0.27		(5.48)	(5.21)	(0.12)	(2.83)	(2.95)	28.01	(14.79)	147,363	0.84	0.85	0.74		23
For the year ended December 31, 2017	34.89	0.20		3.62	3.82	(0.29)	(2.25)	(2.54)	36.17	11.06	207,770	0.87	0.88	0.53		7
For the year ended December 31, 2016	31.29	0.13		4.43	4.56	(0.10)	(0.86)	(0.96)	34.89	14.57	221,827	0.89	0.89	0.40		15
(A) Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.
(B) Total returns shown exclude the effect of applicable sales charges.
(C) The Fund's adviser has contractually agreed to waive fees in the pro rata amount of the management fee charged by the underlying Diamond Hill Fund on each Fund's investment in such other Diamond Hill Fund. If such fee waiver had not occurred, the ratios would have been as indicated.
(D) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(E) Amount is less than $0.005.
(F) Amount is less than 0.005%.

DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM 57

Small-Mid Cap Fund
Financial Highlights
Selected data for a share outstanding throughout the periods indicated

Small-Mid Cap Fund	Net Asset Value Beginning of Year	Net Investment Income (Loss)(A)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Year	Total Return(B)	Net Assets at End of Year (000’s)	Ratio of Total Net Expenses to Average Net Assets	Ratio of Total Gross Expenses to Average Net Assets(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)
Investor (formerly Class A)
For the year ended December 31, 2020	$22.57	0.03	0.20	0.23	(0.10)	(0.01)	(0.11)	$22.69	1.03%	$162,637	1.20%	1.21%	0.19%	31%	(E)
For the year ended December 31, 2019	18.59	0.04	5.02	5.06	(0.14)	(0.94)	(1.08)	22.57	27.33	183,914	1.21	1.22	0.21	14
For the year ended December 31, 2018	22.24	0.05	(2.86)	(2.81)	(0.04)	(0.80)	(0.84)	18.59	(12.80)	164,037	1.20	1.21	0.21	26
For the year ended December 31, 2017	21.18	0.03	1.73	1.76	(0.03)	(0.67)	(0.70)	22.24	8.35	229,411	1.22	1.23	0.09	15
For the year ended December 31, 2016	18.29	0.01	3.25	3.26	(0.01)	(0.36)	(0.37)	21.18	17.81	288,634	1.24	1.24	0.12	17
Class I
For the year ended December 31, 2020	$22.80	0.09	0.21	0.30	(0.16)	(0.01)	(0.17)	$22.93	1.31%	$889,148	0.91%	0.92%	0.49%	31%	(E)
For the year ended December 31, 2019	18.76	0.11	5.08	5.19	(0.21)	(0.94)	(1.15)	22.80	27.74	1,081,619	0.92	0.93	0.50	14
For the year ended December 31, 2018	22.45	0.12	(2.91)	(2.79)	(0.10)	(0.80)	(0.90)	18.76	(12.56)	889,471	0.91	0.92	0.52	26
For the year ended December 31, 2017	21.39	0.10	1.74	1.84	(0.11)	(0.67)	(0.78)	22.45	8.63	1,114,337	0.92	0.93	0.41	15
For the year ended December 31, 2016	18.46	0.07	3.29	3.36	(0.07)	(0.36)	(0.43)	21.39	18.18	1,015,403	0.94	0.94	0.41	17
Class Y
For the year ended December 31, 2020	$22.84	0.12	0.22	0.34	(0.18)	(0.01)	(0.19)	$22.99	1.50%	$888,375	0.79%	0.80%	0.61%	31%	(E)
For the year ended December 31, 2019	18.80	0.13	5.08	5.21	(0.23)	(0.94)	(1.17)	22.84	27.82	1,147,458	0.80	0.81	0.62	14
For the year ended December 31, 2018	22.49	0.15	(2.91)	(2.76)	(0.13)	(0.80)	(0.93)	18.80	(12.42)	924,995	0.79	0.80	0.63	26
For the year ended December 31, 2017	21.42	0.12	1.75	1.87	(0.13)	(0.67)	(0.80)	22.49	8.77	1,131,583	0.82	0.83	0.51	15
For the year ended December 31, 2016	18.48	0.09	3.29	3.38	(0.08)	(0.36)	(0.44)	21.42	18.29	961,721	0.84	0.84	0.49	17
(A) Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.
(B) Total returns shown exclude the effect of applicable sales charges.
(C) The Fund's adviser has contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on each Fund's investment in such other Diamond Hill Fund. If such fee waiver had not occurred, the ratios would have been as indicated.
(D) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(E) Portfolio turnover does not include redemptions in-kind.

DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM 58

Mid Cap Fund
Financial Highlights
Selected data for a share outstanding throughout the periods indicated

Mid Cap Fund	Net Asset Value Beginning of Year	Net Investment Income(A)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net asset Value End of Year	Total Return(B)	Net Assets at End of Year (000’s)	Ratio of Total Net Expenses to Average Net Assets	Ratio of Total Gross Expenses to Average Net Assets(C)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(D)
Investor (formerly Class A)
For the year ended December 31, 2020	$14.64	0.05	(0.34)	(0.29)	(0.06)	(0.02)	(0.08)	$14.27	(2.01)%	$33,178	1.06%	1.06%	0.41%	52%
For the year ended December 31, 2019	11.89	0.05	2.96	3.01	(0.05)	(0.21)	(0.26)	14.64	25.36	31,997	1.06	1.07	0.36	31
For the year ended December 31, 2018	13.66	0.06	(1.49)	(1.43)	(0.06)	(0.28)	(0.34)	11.89	(10.56)	21,085	1.05	1.06	0.43	20
For the year ended December 31, 2017	12.59	0.04	1.23	1.27	(0.03)	(0.17)	(0.20)	13.66	10.13	25,853	1.07	1.08	0.28	11
For the year ended December 31, 2016	10.71	0.03	1.93	1.96	(0.02)	(0.06)	(0.08)	12.59	18.29	7,403	1.14	1.14	0.31	17
Class I
For the year ended December 31, 2020	$14.69	0.09	(0.35)	(0.26)	(0.09)	(0.02)	(0.11)	$14.32	(1.76)%	$194,354	0.77%	0.77%	0.71%	52%
For the year ended December 31, 2019	11.92	0.10	2.97	3.07	(0.09)	(0.21)	(0.30)	14.69	25.82	177,536	0.77	0.78	0.68	31
For the year ended December 31, 2018	13.70	0.10	(1.50)	(1.40)	(0.10)	(0.28)	(0.38)	11.92	(10.31)	55,045	0.76	0.77	0.72	20
For the year ended December 31, 2017	12.62	0.08	1.24	1.32	(0.07)	(0.17)	(0.24)	13.70	10.47	63,298	0.77	0.79	0.57	11
For the year ended December 31, 2016	10.74	0.07	1.92	1.99	(0.05)	(0.06)	(0.11)	12.62	18.56	28,031	0.85	0.85	0.67	17
Class Y
For the year ended December 31, 2020	$14.73	0.10	(0.35)	(0.25)	(0.10)	(0.02)	(0.12)	$14.36	(1.66)%	$23,248	0.65%	0.65%	0.82%	52%
For the year ended December 31, 2019	11.95	0.11	2.98	3.09	(0.10)	(0.21)	(0.31)	14.73	25.91	20,454	0.65	0.66	0.74	31
For the year ended December 31, 2018	13.73	0.12	(1.50)	(1.38)	(0.12)	(0.28)	(0.40)	11.95	(10.17)	27,761	0.64	0.65	0.83	20
For the year ended December 31, 2017	12.65	0.09	1.24	1.33	(0.08)	(0.17)	(0.25)	13.73	10.51	32,943	0.67	0.68	0.65	11
For the year ended December 31, 2016	10.75	0.08	1.94	2.02	(0.06)	(0.06)	(0.12)	12.65	18.76	23,383	0.75	0.75	0.71	17
(A) Net investment income per share has been calculated using the average daily shares outstanding during the period.
(B) Total returns shown exclude the effect of applicable sales charges.
(C) The Fund's adviser has contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on each Fund's investment in such other Diamond Hill Fund. If such fee waiver had not occurred, the ratios would have been as indicated.
(D) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

59 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Large Cap Fund
Financial Highlights
Selected data for a share outstanding throughout the periods indicated

Large Cap Fund	Net Asset Value Beginning of Year	Net Investment Income(A)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net asset Value End of Year	Total Return(B)	Net Assets at End of Year (000’s)	Ratio of Total Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(C)
Investor (formerly Class A)
For the year ended December 31, 2020	$28.86	0.28	2.19	2.47	(0.18)	(0.73)	(0.91)	$30.42	8.65%	$762,678	0.96%	1.04%	33%
For the year ended December 31, 2019	22.89	0.28	6.99	7.27	(0.26)	(1.04)	(1.30)	28.86	31.80	1,243,452	0.97	1.03	22	(D)
For the year ended December 31, 2018	26.45	0.25	(2.83)	(2.58)	(0.26)	(0.72)	(0.98)	22.89	(9.88)	1,031,252	0.96	0.95	29	(E)
For the year ended December 31, 2017	23.06	0.24	4.35	4.59	(0.20)	(1.00)	(1.20)	26.45	19.95	1,346,869	0.98	0.96	18
For the year ended December 31, 2016	21.44	0.25	2.82	3.07	(0.24)	(1.21)	(1.45)	23.06	14.26	1,158,652	0.99	1.12	23
Class I
For the year ended December 31, 2020	$29.05	0.36	2.22	2.58	(0.33)	(0.73)	(1.06)	$30.57	8.97%	$5,140,497	0.67%	1.33%	33%
For the year ended December 31, 2019	23.03	0.36	7.04	7.40	(0.34)	(1.04)	(1.38)	29.05	32.18	3,877,616	0.68	1.32	22	(D)
For the year ended December 31, 2018	26.62	0.33	(2.86)	(2.53)	(0.34)	(0.72)	(1.06)	23.03	(9.63)	2,978,377	0.67	1.23	29	(E)
For the year ended December 31, 2017	23.20	0.32	4.38	4.70	(0.28)	(1.00)	(1.28)	26.62	20.30	3,538,859	0.68	1.25	18
For the year ended December 31, 2016	21.55	0.31	2.86	3.17	(0.31)	(1.21)	(1.52)	23.20	14.63	2,156,390	0.70	1.41	23
Class Y
For the year ended December 31, 2020	$29.07	0.40	2.21	2.61	(0.36)	(0.73)	(1.09)	$30.59	9.07%	$2,339,661	0.55%	1.45%	33%
For the year ended December 31, 2019	23.04	0.40	7.05	7.45	(0.38)	(1.04)	(1.42)	29.07	32.34	1,567,818	0.56	1.44	22	(D)
For the year ended December 31, 2018	26.64	0.36	(2.87)	(2.51)	(0.37)	(0.72)	(1.09)	23.04	(9.53)	992,056	0.55	1.35	29	(E)
For the year ended December 31, 2017	23.21	0.35	4.38	4.73	(0.30)	(1.00)	(1.30)	26.64	20.42	845,457	0.58	1.36	18
For the year ended December 31, 2016	21.56	0.34	2.85	3.19	(0.33)	(1.21)	(1.54)	23.21	14.74	666,756	0.60	1.49	23
(A) Net investment income per share has been calculated using the average daily shares outstanding during the period.
(B) Total returns shown exclude the effect of applicable sales charges.
(C) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(D) Portfolio turnover does not include in-kind subscriptions.
(E) Portfolio turnover does not include redemptions in-kind.

DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM 60

All Cap Select Fund
Financial Highlights
Selected data for a share outstanding throughout the periods indicated

All Cap Select Fund	Net Asset Value Beginning of Year	Net Investment Income (Loss)(A)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Year	Total Return(B)	Net Assets at End of Year (000’s)	Ratio of Total Net Expenses to Average Net Assets	Ratio of Total Gross Expenses to Average Net Assets(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)
Investor (formerly Class A)
For the year ended December 31, 2020	$16.17	0.05	2.26	2.31	(0.05)	—	(0.05)	$18.43	14.30%	$10,207	1.16%	1.16%	0.33%	76%
For the year ended December 31, 2019	12.64	0.06	3.78	3.84	—	(0.31)	(0.31)	16.17	30.41	11,049	1.17	1.17	0.46	45
For the year ended December 31, 2018	16.01	0.05	(1.96)	(1.91)	(0.06)	(1.40)	(1.46)	12.64	(12.31)	8,963	1.16	1.16	0.29	84
For the year ended December 31, 2017	13.35	0.03	2.63	2.66	—	—	—	16.01	19.93	13,480	1.17	1.18	0.21	52
For the year ended December 31, 2016	12.36	(0.01)	1.17	1.16	—	(0.17)	(0.17)	13.35	9.37	14,963	1.19	1.19	(0.09)	70
Class I
For the year ended December 31, 2020	$16.32	0.09	2.29	2.38	(0.10)	—	(0.10)	$18.60	14.57%	$171,263	0.87%	0.87%	0.62%	76%
For the year ended December 31, 2019	12.72	0.11	3.80	3.91	—	(0.31)	(0.31)	16.32	30.77	152,591	0.88	0.88	0.75	45
For the year ended December 31, 2018	16.11	0.10	(1.97)	(1.87)	(0.12)	(1.40)	(1.52)	12.72	(12.02)	114,571	0.87	0.87	0.60	84
For the year ended December 31, 2017	13.40	0.07	2.65	2.72	(0.01)	—	(0.01)	16.11	20.33	136,233	0.87	0.88	0.52	52
For the year ended December 31, 2016	12.39	0.03	1.16	1.19	(0.01)	(0.17)	(0.18)	13.40	9.62	93,192	0.90	0.90	0.24	70
Class Y
For the year ended December 31, 2020	$16.37	0.11	2.30	2.41	(0.12)	—	(0.12)	$18.66	14.70%	$141,244	0.75%	0.75%	0.74%	76%
For the year ended December 31, 2019	12.74	0.13	3.81	3.94	—	(0.31)	(0.31)	16.37	30.96	103,963	0.76	0.76	0.86	45
For the year ended December 31, 2018	16.14	0.12	(1.99)	(1.87)	(0.13)	(1.40)	(1.53)	12.74	(11.95)	65,218	0.75	0.75	0.73	84
For the year ended December 31, 2017	13.42	0.09	2.65	2.74	(0.02)	—	(0.02)	16.14	20.45	21,628	0.77	0.78	0.61	52
For the year ended December 31, 2016	12.41	0.04	1.17	1.21	(0.03)	(0.17)	(0.20)	13.42	9.72	18,456	0.80	0.80	0.36	70
(A) Net Investment income (loss) per share has been calculated using the average daily shares outstanding during the period.
(B) Total returns shown exclude the effect of applicable sales charges.
(C) The Fund's adviser has contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on each Fund's investment in such other Diamond Hill Fund. If such fee waiver had not occurred, the ratios would have been as indicated.
(D) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

61 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Long-Short Fund
Financial Highlights
Selected data for a share outstanding throughout the periods indicated

Long-Short Fund	Net Asset Value Beginning of Year	Net Investment Income (Loss)(A)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value at End of Year	Total Return(B)	Net Assets End of Year (000’s)	Ratio of Total Net Expenses to Average Net Assets(C)	Ratio of Total Gross Expenses to Average Net Assets(D)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(E)
Investor (formerly Class A)
For the year ended December 31, 2020	$26.29	0.02	(0.17)	(0.15)	(0.05)	(0.20)	(0.25)	$25.89	(0.55)%	$162,271	1.81%	1.82%	0.09%	65%	(F)
For the year ended December 31, 2019	22.78	0.13	5.04	5.17	(0.17)	(1.49)	(1.66)	26.29	22.74	234,584	1.85	1.86	0.51	54	(F)
For the year ended December 31, 2018	25.76	0.10	(1.96)	(1.86)	(0.07)	(1.05)	(1.12)	22.78	(7.30)	188,932	1.72	1.73	0.38	64	(F)
For the year ended December 31, 2017	24.91	(0.05)	1.45	1.40	—	(0.55)	(0.55)	25.76	5.65	358,395	1.95	1.96	(0.22)	43	(F)
For the year ended December 31, 2016	23.36	(0.09)	2.49	2.40	—	(0.85)	(0.85)	24.91	10.26	460,104	2.06	2.06	(0.20)	45
Class I
For the year ended December 31, 2020	$26.98	0.09	(0.17)	(0.08)	(0.12)	(0.20)	(0.32)	$26.58	(0.27)%	$1,794,063	1.52%	1.53%	0.39%	65%	(F)
For the year ended December 31, 2019	23.32	0.22	5.16	5.38	(0.23)	(1.49)	(1.72)	26.98	23.11	2,959,933	1.56	1.57	0.84	54	(F)
For the year ended December 31, 2018	26.39	0.18	(2.01)	(1.83)	(0.19)	(1.05)	(1.24)	23.32	(7.04)	3,110,940	1.43	1.44	0.68	64	(F)
For the year ended December 31, 2017	25.43	0.02	1.50	1.52	(0.01)	(0.55)	(0.56)	26.39	5.99	4,032,586	1.65	1.66	0.09	43	(F)
For the year ended December 31, 2016	23.77	(0.02)	2.53	2.51	—	(0.85)	(0.85)	25.43	10.55	3,589,749	1.76	1.76	(0.09)	45
Class Y
For the year ended December 31, 2020	$27.10	0.14	(0.20)	(0.06)	(0.15)	(0.20)	(0.35)	$26.69	(0.19)%	$75,011	1.40%	1.41%	0.57%	65%	(F)
For the year ended December 31, 2019	23.42	0.25	5.18	5.43	(0.26)	(1.49)	(1.75)	27.10	23.23	291,753	1.44	1.45	0.93	54	(F)
For the year ended December 31, 2018	26.49	0.21	(2.01)	(1.80)	(0.22)	(1.05)	(1.27)	23.42	(6.89)	214,138	1.31	1.32	0.80	64	(F)
For the year ended December 31, 2017	25.53	0.05	1.49	1.54	(0.03)	(0.55)	(0.58)	26.49	6.07	260,735	1.55	1.56	0.19	43	(F)
For the year ended December 31, 2016	23.83	0.01	2.54	2.55	—	(0.85)	(0.85)	25.53	10.69	227,680	1.67	1.67	0.02	45
(A) Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.
(B) Total returns shown exclude the effect of applicable sales charges.
(C) This Fund invests in short positions and as such incurs certain expenses and fees. If such expenses and fees had not occurred, the ratios of total expenses to average net assets would have been 1.35% for Investor, 1.06% for Class I and 0.94% for Class Y.
(D) The Fund's adviser has contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on each Fund's investment in such other Diamond Hill Fund. If such fee waiver had not occurred, the ratios would have been as indicated.
(E) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(F) The portfolio turnover rate for 2020, 2019, 2018 and 2017 would have been 47%, 42%, 51% and 32%, respectively, if the absolute value of the securities sold short liability was included in the denominator of the calculation.

DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021 | DIAMOND-HILL.COM 62

Global Fund
Financial Highlights
Selected data for a share outstanding throughout the periods indicated

Global Fund (A)	Net Asset Value Beginning of Year	Net Investment Income(B)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Year	Total Return(C)	Net Assets at End of Year (000’s)	Ratio of Total Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(D)
Investor (formerly Class A)
For the year ended December 31, 2020	$15.05	0.08	0.12	0.20	(0.09)	—	(0.09)	$15.16	1.35%	$160	1.13%	0.59%	110%
For the year ended December 31, 2019	11.67	0.16	3.34	3.50	(0.12)	—	(0.12)	15.05	29.96	111	1.15	1.18	29
For the year ended December 31, 2018	14.42	0.11	(2.14)	(2.03)	(0.05)	(0.67)	(0.72)	11.67	(14.91)	66	1.18	0.86	84

Class I
For the year ended December 31, 2020	$15.08	0.10	0.15	0.25	(0.10)	—	(0.10)	$15.23	1.66%	$2,218	0.84%	0.78%	110%
For the year ended December 31, 2019	11.69	0.15	3.40	3.55	(0.16)	—	(0.16)	15.08	30.34	6,216	0.86	1.10	29
For the year ended December 31, 2018	14.42	0.15	(2.14)	(1.99)	(0.07)	(0.67)	(0.74)	11.69	(14.66)	4,440	0.89	1.09	84

Class Y
For the year ended December 31, 2020	$15.10	0.12	0.15	0.27	(0.14)	—	(0.14)	$15.23	1.77%	$13,777	0.72%	0.95%	110%
For the year ended December 31, 2019	11.70	0.19	3.38	3.57	(0.17)	—	(0.17)	15.10	30.54	15,528	0.74	1.37	29
For the year ended December 31, 2018	14.42	0.16	(2.14)	(1.98)	(0.07)	(0.67)	(0.74)	11.70	(14.55)	10,214	0.77	1.24	84
(A) Inception date of the Fund is December 29, 2017. The Fund commenced public offering and operations on January 2, 2018.
(B) Net investment income per share has been calculated using the average daily shares outstanding during the period.
(C) Total returns shown exclude the effect of applicable sales charges.
(D) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM 63

International Fund
Financial Highlights
Selected data for a share outstanding throughout the periods indicated

International Fund(A)	Net Asset Value Beginning of Period	Net Investment Income (B)	Net Realized and Unrealized Gains on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return(C)		Net Assets at End of Period (000’s)	Ratio of Total Expenses to Average Net Assets(E)		Ratio of Net Investment Income to Average Net Assets(E)		Portfolio Turnover Rate(D)
Investor (formerly Class A)
For the year ended December 31, 2020	$14.67	0.05	0.90	0.95	(0.06)	(0.08)	(0.14)	$15.48	6.48%		$338	1.14%		0.43%		49%
For the period ended December 31, 2019	13.55	0.02	1.15	1.17	(0.04)	(0.01)	(0.05)	14.67	8.64	(E)	45	1.21	(F)	0.25	(F)	8	(E)

Class I
For the year ended December 31, 2020	$14.69	0.09	0.90	0.99	(0.09)	(0.08)	(0.17)	$15.51	6.74%		$3,913	0.85%		0.74%		49%
For the period ended December 31, 2019	13.55	0.04	1.15	1.19	(0.04)	(0.01)	(0.05)	14.69	8.80	(E)	3,828	0.92	(F)	0.61	(F)	8	(E)

Class Y
For the year ended December 31, 2020	$14.69	0.11	0.89	1.00	(0.10)	(0.08)	(0.18)	$15.51	6.81%		$12,616	0.73%		0.87%		49%
For the period ended December 31, 2019	13.55	0.05	1.15	1.20	(0.05)	(0.01)	(0.06)	14.69	8.85	(E)	9,616	0.80	(F)	0.70	(F)	8	(E)
(A) Inception date of the Fund is June 28, 2019. The Fund commended public offering and operations on July 1, 2019.
(B) Net investment income per share has been calculated using the average daily shares outstanding during the period.
(C) Total returns shown exclude the effect of applicable sales charges.
(D) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(E) Not annualized.
(F) Annualized.

DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM 64

Short Duration Securitized Bond Fund
Financial Highlights
Selected data for a share outstanding throughout the periods indicated

Short Duration Securitized Bond Fund(A)	Net Asset Value Beginning of Period	Net Investment Income(B)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains		Total Distributions	Net Asset Value End of Period	Total Return(C)		Net Assets at End of Period (000’s)	Ratio of Total Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)
Investor (formerly Class A)
For the year ended December 31, 2020	$10.11	0.26	0.02	0.28	(0.30)	—		$(0.30)	$10.09	2.87%		$47,059	0.82%		2.68%		72%
For the year ended December 31, 2019	10.05	0.38	0.06	0.44	(0.38)	(0.00)	(E)	(0.38)	10.11	4.44		55,727	0.82		3.72		54
For the year ended December 31, 2018	10.11	0.33	(0.04)	0.29	(0.34)	(0.01)		(0.35)	10.05	2.88		18,789	0.81		3.30		67
For the year ended December 31, 2017	10.04	0.30	0.09	0.39	(0.31)	(0.01)		(0.32)	10.11	3.97		20,511	0.83		3.03		82
For the period ended December 31, 2016	10.00	0.09	0.03	0.12	(0.08)	—		(0.08)	10.04	1.19	(F)	222	0.83	(G)	1.12	(G)	19	(F)

Class I
For the year ended December 31, 2020	$10.12	0.28	0.02	0.30	(0.33)	—		(0.33)	$10.09	3.08%		$897,232	0.53%		2.93%		72%
For the year ended December 31, 2019	10.05	0.41	0.07	0.48	(0.41)	(0.00)	(E)	(0.41)	10.12	4.85		525,994	0.53		4.00		54
For the year ended December 31, 2018	10.11	0.36	(0.04)	0.32	(0.37)	(0.01)		(0.38)	10.05	3.18		308,341	0.52		3.62		67
For the year ended December 31, 2017	10.03	0.33	0.10	0.43	(0.34)	(0.01)		(0.35)	10.11	4.33		61,136	0.53		3.29		82
For the period ended December 31, 2016	10.00	0.10	0.03	0.13	(0.10)	—		(0.10)	10.03	1.26	(F)	14,707	0.53	(G)	1.32	(G)	19	(F)

Class Y
For the year ended December 31, 2020	$10.12	0.30	0.02	0.32	(0.34)	—		(0.34)	$10.10	3.29%		$188,175	0.41%		3.09%		72%
For the year ended December 31, 2019	10.06	0.42	0.06	0.48	(0.42)	(0.00)	(E)	(0.42)	10.12	4.84		226,938	0.41		4.09		54
For the year ended December 31, 2018	10.11	0.38	(0.04)	0.34	(0.38)	(0.01)		(0.39)	10.06	3.38		252,137	0.40		3.72		67
For the year ended December 31, 2017	10.03	0.34	0.10	0.44	(0.35)	(0.01)		(0.36)	10.11	4.43		231,290	0.43		3.33		82
For the period ended December 31, 2016	10.00	0.11	0.02	0.13	(0.10)	—		(0.10)	10.03	1.29	(F)	182,527	0.44	(G)	1.25	(G)	19	(F)
(A) Inception date of the fund is July 5, 2016. The fund commenced operations on July 5, 2016.
(B) Net investment income per share has been calculated using the average daily shares outstanding during the period.
(C) Total returns shown exclude the effect of applicable sales charges.
(D) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(E) Amount is less than $0.005.
(F) Not annualized.
(G) Annualized.

65 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Core Bond Fund
Financial Highlights
Selected data for a share outstanding throughout the periods indicated

Core Bond Fund(A)	Net Asset Value Beginning of Period	Net Investment Income(B)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return(C)		Net Assets at End of Period (000’s)	Ratio of Total Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)
Investor (formerly Class A)
For the year ended December 31, 2020	$10.19	0.21	0.56	0.77	(0.22)	—	(0.22)	$10.74	7.60%		$17,024	0.76%		1.98%		28%
For the year ended December 31, 2019	9.71	0.24	0.49	0.73	(0.25)	—	(0.25)	10.19	7.68		3,599	0.77		2.43		29
For the year ended December 31, 2018	9.85	0.25	(0.13)	0.12	(0.26)	—	(0.26)	9.71	1.28		2,976	0.76		2.60		25
For the year ended December 31, 2017	9.70	0.21	0.16	0.37	(0.22)	—	(0.22)	9.85	3.85		3,480	0.78		2.10		35
For the period ended December 31, 2016	10.00	0.07	(0.28)	(0.21)	(0.09)	—	(0.09)	9.70	(2.28)	(E)	2,183	0.78	(F)	0.87	(F)	8	(E)

Class I
For the year ended December 31, 2020	$10.19	0.24	0.56	0.80	(0.25)	—	(0.25)	$10.74	7.94%		$260,365	0.47%		2.28%		28%
For the year ended December 31, 2019	9.71	0.26	0.50	0.76	(0.28)	—	(0.28)	10.19	7.93		66,174	0.48		2.61		29
For the year ended December 31, 2018	9.85	0.28	(0.13)	0.15	(0.29)	—	(0.29)	9.71	1.59		14,574	0.47		2.92		25
For the year ended December 31, 2017	9.70	0.24	0.16	0.40	(0.25)	—	(0.25)	9.85	4.17		9,604	0.48		2.40		35
For the period ended December 31, 2016	10.00	0.09	(0.30)	(0.21)	(0.09)	—	(0.09)	9.70	(2.14)	(E)	8,033	0.49	(F)	1.02	(F)	8	(E)

Class Y
For the year ended December 31, 2020	$10.20	0.26	0.55	0.81	(0.26)	—	(0.26)	$10.75	8.04%		$59,856	0.35%		2.46%		28%
For the year ended December 31, 2019	9.71	0.28	0.50	0.78	(0.29)	—	(0.29)	10.20	8.15		52,275	0.36		2.83		29
For the year ended December 31, 2018	9.85	0.29	(0.13)	0.16	(0.30)	—	(0.30)	9.71	1.69		37,713	0.35		3.03		25
For the year ended December 31, 2017	9.70	0.25	0.16	0.41	(0.26)	—	(0.26)	9.85	4.22		30,740	0.38		2.49		35
For the period ended December 31, 2016	10.00	0.09	(0.30)	(0.21)	(0.09)	—	(0.09)	9.70	(2.11)	(E)	29,468	0.39	(F)	1.00	(F)	8	(E)
(A) Inception date of the fund is July 5, 2016. The fund commenced operations on July 5, 2016.
(B) Net investment income per share has been calculated using the average daily shares outstanding during the period.
(C) Total returns shown exclude the effect of applicable sales charges.
(D) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(E) Not annualized.
(F) Annualized.

DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM 66

Corporate Credit Fund
Financial Highlights
Selected data for a share outstanding throughout the periods indicated

Corporate Credit Fund	Net Asset Value Beginning of Year	Net Investment Income(A)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Year	Total Return(B)	Net Assets at End of Year (000’s)	Ratio of Total Net Expenses to Average Net Assets	Ratio of Total Gross Expenses to Average Net Assets(C)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(D)
Investor (formerly Class A)
For the year ended December 31, 2020	$11.47	0.51	0.53	1.04	(0.53)	(0.17)	(0.70)	$11.81	9.49%	$161,659	0.91%	0.91%	4.51%	173%
For the year ended December 31, 2019	10.77	0.58	0.78	1.36	(0.57)	(0.09)	(0.66)	11.47	12.85	120,014	0.90	0.92	5.05	132
For the year ended December 31, 2018	11.32	0.59	(0.56)	0.03	(0.58)	—	(0.58)	10.77	0.25	69,363	0.90	0.91	5.30	112
For the year ended December 31, 2017	11.13	0.58	0.24	0.82	(0.58)	(0.05)	(0.63)	11.32	7.56	64,204	0.92	0.93	5.07	83
For the year ended December 31, 2016	10.53	0.63	0.60	1.23	(0.62)	(0.01)	(0.63)	11.13	11.94	71,075	0.93	0.93	5.72	119
Class I
For the year ended December 31, 2020	$11.44	0.54	0.52	1.06	(0.56)	(0.17)	(0.73)	$11.77	9.74%	$1,724,397	0.62%	0.62%	4.79%	173%
For the year ended December 31, 2019	10.74	0.61	0.79	1.40	(0.61)	(0.09)	(0.70)	11.44	13.20	911,514	0.61	0.63	5.36	132
For the year ended December 31, 2018	11.28	0.62	(0.54)	0.08	(0.62)	—	(0.62)	10.74	0.64	622,887	0.61	0.62	5.59	112
For the year ended December 31, 2017	11.09	0.61	0.24	0.85	(0.61)	(0.05)	(0.66)	11.28	7.87	536,203	0.62	0.63	5.39	83
For the year ended December 31, 2016	10.50	0.66	0.59	1.25	(0.65)	(0.01)	(0.66)	11.09	12.21	411,465	0.64	0.64	6.00	119
Class Y
For the year ended December 31, 2020	$11.43	0.55	0.53	1.08	(0.58)	(0.17)	(0.75)	$11.76	9.88%	$104,552	0.50%	0.50%	4.91%	173%
For the year ended December 31, 2019	10.73	0.62	0.79	1.41	(0.62)	(0.09)	(0.71)	11.43	13.35	82,516	0.49	0.51	5.43	132
For the year ended December 31, 2018	11.27	0.64	(0.55)	0.09	(0.63)	—	(0.63)	10.73	0.75	26,221	0.49	0.50	5.71	112
For the year ended December 31, 2017	11.09	0.62	0.24	0.86	(0.63)	(0.05)	(0.68)	11.27	7.89	25,309	0.52	0.53	5.49	83
For the year ended December 31, 2016	10.50	0.67	0.59	1.26	(0.66)	(0.01)	(0.67)	11.09	12.34	21,310	0.54	0.54	6.33	119
(A) Net investment income per share has been calculated using the average daily shares outstanding during the period.
(B) Total returns shown exclude the effect of applicable sales charges.
(C) The Fund's adviser has contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on each Fund's investment in such other Diamond Hill Fund. If such fee waiver had not occurred, the ratios would have been as indicated.
(D) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

67 DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

High Yield Fund
Financial Highlights
Selected data for a share outstanding throughout the periods indicated

High Yield Fund(A)	Net Asset Value Beginning of Year	Net Investment Income(B)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Year	Total Return(C)	Net Assets at End of Year (000’s)	Ratio of Total Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(D)
Investor (formerly Class A)
For the year ended December 31, 2020	$11.02	0.60	0.81	1.41	(0.58)	(0.45)	(1.03)	$11.40	13.40%	$39,496	0.96%	5.46%	186%
For the year ended December 31, 2019	10.22	0.60	0.91	1.51	(0.60)	(0.11)	(0.71)	11.02	15.04	18,004	0.97	5.49	164
For the year ended December 31, 2018	10.77	0.62	(0.51)	0.11	(0.61)	(0.05)	(0.66)	10.22	0.97	1,674	0.96	5.81	145
For the year ended December 31, 2017	10.65	0.65	0.38	1.03	(0.65)	(0.26)	(0.91)	10.77	9.96	296	0.99	5.89	137
For the year ended December 31, 2016	10.14	0.70	0.71	1.41	(0.66)	(0.24)	(0.90)	10.65	14.29	185	0.99	6.51	123
Class I
For the year ended December 31, 2020	$11.03	0.64	0.80	1.44	(0.62)	(0.45)	(1.07)	$11.40	13.62%	$651,836	0.67%	5.81%	186%
For the year ended December 31, 2019	10.22	0.63	0.91	1.54	(0.62)	(0.11)	(0.73)	11.03	15.44	96,563	0.68	5.79	164
For the year ended December 31, 2018	10.78	0.65	(0.52)	0.13	(0.64)	(0.05)	(0.69)	10.22	1.16	23,499	0.67	6.10	145
For the year ended December 31, 2017	10.65	0.68	0.39	1.07	(0.68)	(0.26)	(0.94)	10.78	10.36	14,185	0.69	6.23	137
For the year ended December 31, 2016	10.14	0.73	0.71	1.44	(0.69)	(0.24)	(0.93)	10.65	14.62	23,989	0.70	6.80	123
Class Y
For the year ended December 31, 2020	$11.03	0.64	0.83	1.47	(0.63)	(0.45)	(1.08)	$11.42	13.92%	$32,171	0.55%	5.74%	186%
For the year ended December 31, 2019	10.22	0.65	0.91	1.56	(0.64)	(0.11)	(0.75)	11.03	15.56	20,190	0.56	5.99	164
For the year ended December 31, 2018	10.78	0.67	(0.53)	0.14	(0.65)	(0.05)	(0.70)	10.22	1.27	29,274	0.55	6.23	145
For the year ended December 31, 2017	10.65	0.69	0.40	1.09	(0.70)	(0.26)	(0.96)	10.78	10.48	16,623	0.59	6.28	137
For the year ended December 31, 2016	10.14	0.74	0.71	1.45	(0.70)	(0.24)	(0.94)	10.65	14.73	7,752	0.60	7.07	123
(A) Inception date of the fund is December 31, 2015. The fund commenced public offering and operations on January 4, 2016.
(B) Net investment income per share has been calculated using the average daily shares outstanding during the period.
(C) Total returns shown exclude the effect of applicable sales charges.
(D) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

DIAMOND HILL FUNDS | PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM 68

Investment Adviser
Diamond Hill Capital Management, Inc.
325 John H. McConnell Boulevard, Suite 200
Columbus, Ohio 43215
Custodian
State Street Bank and Trust Company
200 Clarendon Street
16th Floor
Boston, MA 02116
Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, Ohio 44115
Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215-6101
Distributor
Foreside Financial Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
For Additional Information, call
Diamond Hill Funds
Toll Free 888-226-5595

To Learn More
Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on fund policies and operations. Additional information about the funds’ investments is available in the funds’ annual and semi-annual reports to shareholders. The funds’ annual report contains management’s discussion of market conditions and investment strategies that significantly affected each fund’s performance during its last fiscal year.
Call the funds at 888-226-5595 between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the funds are open for business to request free copies of the SAI and the funds’ annual and semi-annual reports, to request other information about the funds and to make shareholder inquiries. On days when the NYSE closes early, the call center hours will be reduced accordingly.
The funds’ SAI, annual and semi-annual reports to shareholders are also available, free of charge, on the funds’ Internet site at www.diamond-hill.com.
You may obtain reports and other information about the funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Investment Company Act #811-08061
STATPRO 022821

Statement of Additional Information
February 28, 2021
Diamond Hill Small Cap Fund
Diamond Hill Small-Mid Cap Fund
Diamond Hill Mid Cap Fund
Diamond Hill Large Cap Fund
Diamond Hill All Cap Select Fund
Diamond Hill Long-Short Fund
Diamond Hill Global Fund
Diamond Hill International Fund
Diamond Hill Short Duration Securitized Bond Fund
Diamond Hill Core Bond Fund
Diamond Hill Corporate Credit Fund
Diamond Hill High Yield Fund
(Each a Fund or Series of Diamond Hill Funds)
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated February 28, 2021. This SAI incorporates by reference the Trust’s Annual Report to Shareholders for the fiscal year ended December 31, 2020 (“Annual Report”). A free copy of the Prospectuses or the Annual Report can be obtained by writing the Transfer Agent at P.O. Box 46707, Cincinnati, OH 45246 or by calling 1-888-226-5595. You may also obtain a copy of the Prospectuses or the Annual Report by visiting www.diamond-hill.com.

	Investor (formerly Class A)	Class I	Class Y
Diamond Hill Small Cap Fund	DHSCX	DHSIX	DHSYX
Diamond Hill Small-Mid Cap Fund	DHMAX	DHMIX	DHMYX
Diamond Hill Mid Cap Fund	DHPAX	DHPIX	DHPYX
Diamond Hill Large Cap Fund	DHLAX	DHLRX	DHLYX
Diamond Hill All Cap Select Fund	DHTAX	DHLTX	DHTYX
Diamond Hill Long-Short Fund	DIAMX	DHLSX	DIAYX
Diamond Hill Global Fund	DHGBX	DHGIX	DHGYX
Diamond Hill International Fund	DHIAX	DHIIX	DHIYX
Diamond Hill Short Duration Securitized Bond Fund (formerly Short Duration Total Return Fund)	DHEAX	DHEIX	DHEYX
Diamond Hill Core Bond Fund	DHRAX	DHRIX	DHRYX
Diamond Hill Corporate Credit Fund	DSIAX	DHSTX	DSIYX
Diamond Hill High Yield Fund	DHHAX	DHHIX	DHHYX

DESCRIPTION OF THE TRUST
Diamond Hill Funds (the “Trust”) currently offers thirteen series of shares, Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Mid Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill Large Cap Concentrated Fund, Diamond Hill All Cap Select Fund, Diamond Hill Long-Short Fund, Diamond Hill Global Fund, Diamond Hill International Fund, Diamond Hill Short Duration Securitized Bond Fund, Diamond Hill Core Bond Fund, Diamond Hill Corporate Credit Fund, and Diamond Hill High Yield Fund (individually a “Fund” and collectively the “Funds”). The Trust is an open-end investment company of the management type registered under the Investment Company Act of 1940, as amended (“1940 Act”), and was established under the laws of Ohio by an Agreement and Declaration of Trust dated January 14, 1997, as amended and restated May 28, 1997, August 21, 2012 and further amended on November 21, 2013, August 20, 2015, November 19, 2015, May 26, 2016, February 16, 2017, May 25, 2017, November 14, 2018 and November 19, 2020. In addition, the Trustees approved a Third Amended and Restated Declaration of Trust dated February 28, 2021 (both the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value (the “Shares”). Each of the Funds is diversified, as defined in the 1940 Act, with the exception of the Diamond Hill Large Cap Concentrated Fund and the Diamond Hill All Cap Select Fund.

On February 28, 2017, the Diamond Hill Select Fund changed its name to the Diamond Hill All Cap Select Fund.
On September 30, 2020, the Diamond Hill Short Duration Total Return Fund changed its name to the Diamond Hill Short Duration Securitized Bond Fund.
On February 28, 2021, the Class A shares changed their name to Investor shares.
In December 2017, the partners of Diamond Hill Global Fund, L.P. (the "Global Partnership") approved the conversion of the Global Partnership into Diamond Hill Global Fund, a series of the Trust.The assets of the Global Partnership were converted based on their values as of December 29, 2017. The Fund is a successor to the Global Partnership and has substantially the same investment objectives and strategies as did the Global Partnership. The Fund also has the same portfolio management team as the Global Partnership.
In June 2019, the partners of the Diamond Hill International Equity Fund, L.P. (the "International Partnership") approved the conversion of the International Partnership into the Diamond Hill International Fund, a series of the Trust. The assets of the International Partnership were converted based on their values as of June 28, 2019. The Fund is a successor to the International Partnership and has substantially the same investment objectives and strategies as did the International Partnership.
Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.
The Trust, on behalf of the Diamond Hill Short Securitized Bond Fund and the Diamond Hill Core Bond Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to these Funds’ operation. Accordingly, these Funds are not subject to registration or regulation as a commodity pool operator.
Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of a Fund have equal voting rights and liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. Each share of a Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund’s shareholders.
The other expenses applicable to the different classes of a Fund’s shares may affect the performance of those classes. Broker/dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another. The Board of Trustees of the Trust does not anticipate that there will be any conflicts among the interests of the holders of the different classes of Fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS
Investment Practices
The following discusses the types of investments that can be held by the Diamond Hill Funds. In each case, the related types of risk are also listed. Below the list is an explanation of each type of risk.

Fund Name	Fund Code
Diamond Hill Small Cap Fund	SC
Diamond Hill Small-Mid Cap Fund	SMID
Diamond Hill Mid Cap Fund	MC
Diamond Hill Large Cap Fund	LC
Diamond Hill All Cap Select Fund	SL
Diamond Hill Long-Short Fund	LS
Diamond Hill Global Fund	GL
Diamond Hill International Fund	IN
Diamond Hill Short Duration Securitized Bond Fund	SDSB
Diamond Hill Core Bond Fund	CB
Diamond Hill Corporate Credit Fund	CC
Diamond Hill High Yield Fund	HY

Instrument	Funds	Section
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments. Risk Type: Credit, Fixed Income, LIBOR, Liquidity, Market, Political, Prepayment, Valuation

	SDSB, CB, CC, HY	Mortgage-Related Securities
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases and credit card receivables or other securities backed by other types of receivables or other assets. Risk Type: Consumer Loans, Credit, Fixed Income, LIBOR, Liquidity, Market, Political, Prepayment, Valuation

	SDSB, CB, CC, HY	Asset-Backed Securities
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies. Risk Type: Credit, Fixed Income, Liquidity, Market	SDSB, CB	Auction Rate Securities
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Risk Type: Credit, Currency, Fixed Income, Liquidity, Market, Political

	SDSB, CB, CC, HY	Bank Obligations
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Risk Type: Credit, Fixed Income, Market

	All Funds	Borrowings

Instrument	Funds	Section
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Risk Type: Credit, Fixed Income, Non-U.S. Investment, Market, Political

	SDSB, CB	Non-U.S. Investments
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options. Risk Type: Credit, Leverage, Liquidity, Management, Market

	All Funds	Options and Futures Transactions
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months. Risk Type: Credit, Fixed Income, Liquidity, Market, Political, Valuation

	SDSB, CB, CC, HY	Commercial Paper
Convertible Securities: Bonds or preferred stock that can convert to common stock including contingent convertible securities. Risk Type: Credit, Currency, Fixed Income, Liquidity, Market, Political, Valuation

	SDSB, CB, CC, HY	Fixed Income Securities
Corporate Debt Securities: May include bonds and other debt securities of U.S. and non-U.S. issuers, including obligations of industrial, utility, banking and other corporate issuers. Risk Type: Credit, Currency, Fixed Income, LIBOR, Liquidity, Market, Political, Prepayment, Valuation
	All Funds	Fixed Income Securities
Credit Default Swaps: A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate. Risk Type: Credit, Currency, Fixed Income, Leverage, Liquidity, Management, Market, Political, Valuation

	SDSB, CB	Swaps and Related Swap Products
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts. Risk Type: Credit, Liquidity, Market

	SDSB, CB	Custodial Receipts
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund. Risk Type: Liquidity, Management, Market

	SDSB, CB	Demand Features
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid developments. Risk Type: Non-U.S. Investment, Currency
	GL, IN, SDSB, CB, CC, HY	Non-U.S. Investments
Exchange Traded Funds ("ETFs"): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments such as iShares, SPDRs and NASDAQ 100s. Risk Type: Investment Company, Market

	All Funds	Investment Company Securities
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by a Fund’s adviser to be of comparable quality. High yield, high risk securities (also known as junk bonds) which are considered to be speculative. Risk Type: Credit, Fixed Income, High Yield Securities, Liquidity, Market, Political, Portfolio Quality, Valuation

	SDSB, CB, CC, HY	Fixed Income Securities

Instrument	Funds	Section
Illiquid Securities: An investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the fund. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. Risk Type: Liquidity, Market

	All Funds	Private Placements, Restricted Securities and Other Unregistered Securities
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, non-U.S. governments and non-U.S. issuers. Risk Type: Credit, Currency, Fixed Income, Political
	SDSB, CB, CC, HY	Fixed Income Securities
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed. Risk Type: Credit, Leverage, LIBOR, Market

	SDSB, CB	Inverse Floaters and Interest Rate Caps
Investment Company Securities: Shares of other investment companies. The Adviser (defined below) may waive certain fees to the extent required by law. Risk Type: Investment Company, Market	All Funds	Investment Company Securities
Loans: Fixed and floating rate instruments, including senior floating rate loans and secured and unsecured loans, second lien or more junior loans, and bridge loans or bridge facilities. Risk Type: Credit, Extension, Fixed Income, Non-U.S. Investment, Liquidity, Market, Political, Prepayment
	SDSB, CB, CC, HY	Loans
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries. Risk Type: Credit, Extension, Fixed Income, Non-U.S. Investment, Liquidity, Market, Political, Prepayment
	SDSB, CB, CC, HY	Loans
Master Limited Partnerships ("MLPs"): Passive investment vehicles in which 80% to 90% of operating profits and losses are usually passed through the ownership structure to the limited partners. Risk Type: Interest Rate, Tax

	All Funds	Master Limited Partnerships
Mortgages (Directly Held): Debt instruments secured by real property. Risk Type: Credit, Environmental, Extension, Fixed Income, Liquidity, Market, Natural Event, Political, Prepayment, Valuation	SDSB, CB	Mortgage-Related Securities
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities ("CMBS") and other asset-backed structures. Risk Type: Credit, Extension, Fixed Income, Leverage, LIBOR, Liquidity, Market, Political, Prepayment, Tax, Valuation

	SDSB, CB, CC, HY	Mortgage-Related Securities
Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date. Risk Type: Extension, Fixed Income, Leverage, Liquidity, Market, Political, Prepayment

	SDSB, CB	Mortgage-Related Securities
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds. Risk Type: Credit, Fixed Income, Market, Natural Event, Political, Prepayment, Tax

	SDSB, CB, CC, HY	Municipal Securities
New Financial Products: New options and other financial products continue to be developed and a Fund may invest in such options and products. Risk Type: Credit, Liquidity, Management, Market	SDSB, CB	New Financial Products

Instrument	Funds	Section
Non-U.S. Investments: Equity and debt securities (e.g., bonds and commercial paper) of non-U.S. entities and obligations of non-U.S. branches of U.S. banks and non-U.S. banks. Non-U.S. securities also include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and American Depositary Securities. Risk Type: Non-U.S. Investment, Currency, Liquidity, Market, Political, Prepayment
	All Funds	Non-U.S. Investments
Obligations of Supranational Agencies: Obligations of agencies which are chartered to promote economic development and are supported by various governments and governmental agencies. Risk Type: Credit, Non-U.S. Investment, Liquidity, Political, Valuation
	SDSB, CB	Non-U.S. Investments
Options Transactions: A Fund may purchase and sell exchange traded and over-the-counter put and call options on securities, indexes of securities and interest rate swaps. Risk Type: Credit, Leverage, Liquidity, Management, Market

	All Funds	Options and Futures Transactions
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities. Risk Type: Liquidity, Market, Valuation
	All Funds	Private Placements, Restricted Securities and Other Unregistered Securities
Real Estate Investment Trusts ("REITs"): Pooled investment vehicles which invest primarily in income producing real estate or real estate-related loans or interest. Risk Type: Credit, Environmental, Fixed Income, Liquidity, Management, Market, Political, Prepayment, Tax, Valuation

	All Funds	Real Estate Investment Trusts
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan. Risk Type: Credit, Liquidity, Market

	All Funds	Repurchase Agreements
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund. Risk Type: Credit, Leverage, Market

	SDSB, CB	Reverse Repurchase Agreements
Securities Issued in Connection with Reorganization and Corporate Restructuring: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. Risk Type: Market
	SDSB, CB, CC, HY	Securities Issued in Connection with Reorganization and Corporate Restructuring
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts and Bank Investment Contracts. Risk Type: Credit, Liquidity, Market

	SDSB, CB, CC, HY	Short-Term Funding Agreements
Short Sales: Short sales are effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in hopes of purchasing the same security at a later date at a lower price. Risk Type: Short Sale

	LS, GL, IN, CC, HY	Short Sales
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a non-U.S. sovereign government or its agencies, authorities or political subdivisions. Risk Type: Credit, Non-U.S. Investment, Liquidity, Political, Valuation
	GL, IN, SDSB, CB	Non-U.S. Investments
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (IO) and Principal-Only (PO) securities issued outside a Real Estate Mortgage Investment Conduit ("REMIC") or CMO structure. Risk Type: Credit, LIBOR, Liquidity, Market, Political, Prepayment, Valuation

	SDSB, CB, CC, HY	Mortgage-Related Securities

Instrument	Funds	Section
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. Risk Type: Credit, Non-U.S. Investment, Liquidity, Management, Market, Valuation
	SDSB, CB, CC, HY	Structured Investments
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors. Risk Type: Credit, Currency, Fixed Income, Leverage, Liquidity, Management, Market, Political, Valuation

	SDSB, CB	Swaps and Related Swap Products
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. Risk Type: Credit, Liquidity, Market

	SDSB, CB	Synthetic Variable Rate Instruments
Temporary Strategies: To respond to unusual circumstances a Fund may invest in cash and cash equivalents for temporary defensive purposes. Risk Type: Credit, Fixed Income, Liquidity, Market	All Funds	Temporary Strategies
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments. Risk Type: Credit, Currency, Fixed Income, Liquidity, Market, Political, Valuation

	SDSB, CB, CC, HY	Trust Preferred Securities
U.S. Equity Securities: A Fund may invest in equity securities issued by U.S. corporations consisting of common and preferred stocks, rights and warrants. Equity securities may also include S&P Depositary Receipts ("SPDRs") and other similar instruments. Risk Type: Market, Small and Mid Cap Company
	SC, SMID, MC, LC, SL, LS, GL, IN, CC, HY	U.S. Equity Securities
U.S. Government Agency Securities: Securities issued or guaranteed by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs. It also includes securities of non-mortgage-related agencies such as TVA and SBA. Risk Type: Credit, Fixed Income, Government Securities, Market

	SDSB, CB, CC, HY	Mortgage-Related Securities
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities ("STRIPS") and Coupons Under Book Entry Safekeeping ("CUBES"). Risk Type: Fixed Income, LIBOR, Market

	SDSB, CB, CC, HY	US Government Obligations
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to a Fund on demand or at the expiration of a specified term. Risk Type: Credit, LIBOR, Liquidity, Market, Valuation

	SDSB, CB, CC, HY	Variable and Floating Rate Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date. Risk Type: Credit, Leverage, Liquidity, Market, Valuation

	SDSB, CB, CC, HY	When-Issued, Delayed Delivery Securities and Forward Commitments

Instrument	Funds	Section
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities. Risk Type: Credit, Fixed Income, Liquidity, Market, Political, Valuation, Zero-Coupon Securities

	SDSB, CB, CC, HY	Zero Coupon, Pay-in-Kind and Deferred Payment Securities
Explanation of Risk Types:
•Consumer Loans risk: The risk that financial obligations will not be met by borrowers, that there may be contractual restrictions on resale, that there may be extended settlement periods and that there may be improper practices due to the unregistered nature.
•Credit risk: The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.
•Currency risk: The risk that if a Fund invests in securities that trade in, and receive revenues in, non-U.S. currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar.
•Environmental risk: The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.
•Extension risk: The risk that a rise in interest rates will extend the life of a security to a date later than the anticipated prepayment date, causing the value of the investment to fall.
•Fixed income risk: The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).
•Government securities risk: U.S. government securities are subject to market risk, fixed income risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Circumstances could arise that would prevent the payment of interest or principal. Securities issued or guaranteed by certain U.S. government-related organizations are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support.
•High yield securities risk: High yield, high risk securities (also known as junk bonds) are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and a potential lack of a secondary or public market for securities.
•Interest rate risk: MLPs are subject to the risk that the securities could lose value because of interest rate changes. MLPs’ investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising.
•Investment company risk: If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.
•Leverage risk: The risk that gains or losses will be disproportionately higher than the amount invested.
•LIBOR risk: The risk that the abandonment of or modifications to the London InterBank Offered Rate ("LIBOR") could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR.
•Liquidity risk: The risk that the holder may not be able to sell the security at the time or price it desires.
•Management risk: The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.
•Market risk: A variety of factors including interest rate levels, recessions, inflation, U.S. economic growth, war or acts of terrorism, natural disasters, political events and widespread public health issues affect the securities markets. This systemic risk is common to all investments and the mutual funds that purchase them.
•Natural event risk: The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.
•Non-U.S. investment risk: The risk associated with higher transaction costs, delayed settlements, adverse economic developments, and exchange rate volatility. These risks are increased in emerging markets.
•Political risk: The risk that governmental policies or other political actions will negatively impact the value of the investment.
•Portfolio quality risk: The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.
•Prepayment risk: The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

•Short sale risk: A Fund’s gain is limited to the amount at which it sold a security short, but its potential loss is not limited.
•Small and mid cap company risk: Investments in small cap and mid cap companies may be risker than investments in larger, more established companies.
•Tax risk: The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.
•Valuation risk: The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.
•Zero-Coupon securities risk: The market value of these securities are generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. Actions required by federal income tax law may reduce the assets to which a Fund’s expenses could otherwise be allocated and may reduce a Fund’s rate of return.
Asset-Backed Securities
Asset-backed securities consist of securities secured by company receivables, home equity loans, truck and auto loans, leases, or credit card receivables. Asset-backed securities also include other securities backed by other types of receivables or other assets, including collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. Such assets are generally securitized through the use of trusts or special purpose corporations. Asset-backed securities are backed by a pool of assets representing the obligations often of a number of different parties. Certain of these securities may be illiquid.
Asset-backed securities are generally subject to the risks of the underlying assets. In addition, asset-backed securities, in general, are subject to certain additional risks including depreciation, damage or loss of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In addition, the underlying assets (for example, the underlying credit card debt) may be refinanced or paid off prior to maturity during periods of declining interest rates. Changes in prepayment rates can result in greater price and yield volatility. If asset-backed securities are pre-paid, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, a Fund may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected loss.
A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, U.S. and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.
For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by a Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
Auction Rate Securities
Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. For more information on risks associated with municipal securities, see “Municipal Securities” below.
Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities investments. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for a Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.
Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the closed-end fund on the securities in its portfolio and distributed to holders of the preferred securities. However, such designation may be made only if the closed-end fund treats preferred securities as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”).
A Fund’s investment in auction rate preferred securities of closed-end funds is subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed under the 1940 Act. Except as permitted by rule or exemptive order (see “Investment Company Securities” below for more information), a Fund is generally prohibited from acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of a Fund’s total assets in securities of any one such investment company or more than 10% of its total assets in securities of all such investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.
Bank Obligations
Bank obligations consist of bankers’ acceptances, certificates of deposit, and time deposits.
“Bankers’ Acceptances” are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances invested in by a Fund will be those guaranteed by U.S. and non-U.S. banks and savings and loan associations having, at the time of investment, total assets in excess of $1 billion (as of the date of their most recently published financial statements).
“Certificates of Deposit” are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit will be those of U.S. and non-U.S. branches of U.S. commercial banks which are members of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation, and in certificates of deposit of U.S. savings and loan associations the deposits of which are insured by the Federal Deposit Insurance Corporation if, at the time of purchase, such institutions have total assets in excess of $1 billion (as of the date of their most recently published financial statements). Certificates of deposit may also include those issued by non-U.S. banks with total assets at the time of purchase in excess of the equivalent of $1 billion.
A Fund may also invest in Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by branches of non-U.S. and U.S. banks located outside the United States, and Yankee certificates of deposit, which are certificates of deposit issued by a U.S. branch of a non-U.S. bank denominated in U.S. dollars and held in the United States. A Fund may also invest in obligations (including banker’s acceptances and certificates of deposit) denominated in non-U.S. currencies (see “Non-U.S. Investments” herein).
“Time Deposits” are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market and those exceeding seven days and with a withdrawal penalty are considered to be illiquid. A Fund utilizes demand deposits in connection with its day-to-day operations. Time deposits will be maintained only at banks or savings and loan associations from which the Fund could purchase certificates of deposit.
Borrowings
A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. If a Fund utilizes borrowings, for investment purposes or otherwise, it may pledge up to 33 ⅓% of its total assets to secure such borrowings. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative or emergency purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
Certain types of investments are considered to be borrowings under precedents issued by the Securities and Exchange Commission (“SEC”). Such investments are subject to the limitations as well as asset segregation requirements.
Commercial Paper
    Commercial paper is defined as short-term obligations, generally with maturities from 1 to 270 days issued by banks or bank holding companies, corporations and finance companies. Although commercial paper is generally unsecured, the Funds may also purchase secured commercial paper. In the event of a default of an issuer of secured commercial paper, a Fund may hold the securities and other investments that were pledged as collateral even if it does not invest in such securities or investments. In such a case, the Fund would take steps to dispose of such securities or investments in a commercially reasonable manner. Commercial paper includes master demand obligations. See “Variable and Floating Rate Instruments” below.
    Certain Funds may also invest in Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a non-U.S. issuer. See “Risk Factors of Non-U.S. Investments” below.
Custodial Receipts
A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered U.S. government securities and are not backed by the full faith and credit of the U.S. government. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
Demand Features
A Fund may acquire securities that are subject to puts and standby commitments (“Demand Features”) to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The Demand Feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. Applicable Funds expect that they will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. Demand Features provided by non-U.S. banks involve certain risks associated with non-U.S. investments. See “Non-U.S. Investments” for more information on these risks.

Under a “stand-by commitment,” a dealer would agree to purchase, at a Fund’s option, specified securities at a specified price. A Fund will acquire these commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments may also be referred to as put options.
The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemption requests and remain as fully invested as possible.
Fixed Income Securities
Below Investment Grade Securities. Securities that were rated investment grade at the time of purchase may subsequently be rated below investment grade by nationally recognized statistical rating organizations ("NRSROs"). Certain Funds that do not invest in below investment grade securities as a main investment strategy may nonetheless continue to hold such securities if the Adviser believes it is advantageous for the Fund to do so. The high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities also can change suddenly and unexpectedly.
Corporate Debt Securities. Each Fund may invest in debt securities of corporate issuers. In addition to corporate bonds, each Fund may invest in debt securities such as trust preferred securities, convertible securities, preferred convertible securities, contingent convertible securities, preferred stock, equity securities, U.S. Government and Agency securities and mortgage or asset-backed securities. All debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. For example, higher ranking (senior) debt securities have a higher repayment priority than lower ranking (subordinated) debt securities. Fixed income securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.
High Yield/High Risk Securities/Junk Bonds. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Bal or lower by Moody’s) or unrated but determined by the Adviser to be of comparable quality. Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments.
High yield securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments. A Fund may also incur additional expenses in seeking recovery from the issuer.
The income and market value of lower rated securities may fluctuate more than higher rated securities. Non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.
It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. The lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on the judgment of the Adviser than is the case with higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.
Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.
Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund’s investments in lower rated securities.

Inflation-Linked Debt Securities. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (“TIPS”), as well as securities issued by other entities such as corporations, municipalities, non-U.S. governments and non-U.S. issuers, including non-U.S. issuers from emerging markets. See also “Non-U.S. Investments.” Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The following two structures are common: (i) the U.S. Treasury and some other issuers issue inflation-linked securities that accrue inflation into the principal value of the security and (ii) other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Other types of inflation-linked securities exist which use an inflation index other than the CPI.
Inflation-linked securities issued by the U.S. Treasury, such as TIPS, have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Typically, TIPS pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation of 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation- related bonds exist which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities.
While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonally adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the U.S.
Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Convertible Securities. Convertible securities include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Generally, convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.
The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders’ claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.
Convertible securities have characteristics similar to both debt and equity securities. Due to the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, selection of convertible securities, to a great extent, is based on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. In some cases, the issuer may cause a convertible security to convert to common stock. In other situations, it may be advantageous for a

Fund to cause the conversion of convertible securities to common stock. If a convertible security converts to common stock, a Fund may hold such common stock in its portfolio even if it does not ordinarily invest in common stock.
A Fund may invest in contingent securities structured as contingent convertible securities also known as CoCos. Contingent convertible securities are typically issued by non-U.S. banks and are designed to behave like bonds in times of economic health yet absorb losses when a pre-determined trigger event occurs. A contingent convertible security is a hybrid debt security either convertible into equity at a predetermined share price or written down in value based on the specific terms of the individual security if a pre-specified trigger event occurs (the “Trigger Event”). Unlike traditional convertible securities, the conversion of a contingent convertible security from debt to equity is “contingent” and will occur only in the case of a Trigger Event. Trigger Events vary by instrument and are defined by the documents governing the contingent convertible security. Such Trigger Events may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events.
Contingent convertible securities are subject to the credit, interest rate, high yield security, non-U.S. security and markets risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their structure including conversion risk. Because Trigger Events are not consistently defined among contingent convertible securities, this risk is greater for contingent convertible securities that are issued by banks with capital ratios close to the level specified in the Trigger Event.
In addition, coupon payments on contingent convertible securities are discretionary and may be cancelled by the issuer at any point, for any reason, and for any length of time. The discretionary cancellation of payments is not an event of default and there are no remedies to require re-instatement of coupon payments or payment of any past missed payments. Coupon payments may also be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Due to uncertainty surrounding coupon payments, contingent convertible securities may be volatile and their price may decline rapidly in the event that coupon payments are suspended.
Contingent convertible securities typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure. In certain scenarios, investors in contingent convertible securities may suffer a loss of capital ahead of equity holders or when equity holders do not. Contingent convertible securities are also subject to extension risk. Contingent convertible securities are perpetual instruments and may only be callable at pre- determined dates upon approval of the applicable regulatory authority. There is no guarantee that a Fund will receive return of principal on contingent convertible securities.
Convertible contingent securities are a newer form of instrument and the regulatory environment for these instruments continues to evolve. Because the market for contingent convertible securities is evolving, it is uncertain how the larger market for contingent convertible securities would react to a Trigger Event or coupon suspension applicable to a single issuer.
The value of contingent convertible securities is unpredictable and will be influenced by many factors such as:
(i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for contingent convertible securities; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.
Interfund Borrowing and Lending Program
    Pursuant to an exemptive order issued by the SEC dated October 2, 2019, the Funds may lend money to, and borrow money for temporary purposes from, other funds advised by the Adviser. Generally, the Funds will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings can have a maximum duration of seven days. Loans may be called on one day's notice. There is no assurance that a Fund will be able to borrow or lend under the program at any time, and the Fund may have to borrow from a bank at a higher interest rate if an interfund loan is unavailable, called, or not renewed.
Inverse Floaters and Interest Rate Caps
Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates and will be more volatile in response to interest rate changes than that of a fixed rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than securities which do not include such a structure.

Investment Company Securities
A Fund may invest in securities issued by other investment companies, including another Diamond Hill Fund. Such securities will be acquired by a Fund to the extent permitted by the 1940 Act and consistent with its investment objective and strategies. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including management fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. To the extent a Fund invests in an underlying Diamond Hill Fund, because the Adviser provides services to and receives fees from the underlying fund, a Fund’s investment in the underlying fund benefits the Adviser. In addition, the Fund may hold a significant percentage of the shares of the underlying fund. As a result, the Fund’s investment in an underlying fund may create a conflict of interest. To the extent a Fund invests in an underlying Diamond Hill Fund, the Adviser has contractually agreed to waive the Fund’s fees in the pro rata amount of the management fee charged by the underlying Diamond Hill Fund.
Each Fund may also invest in various ETFs and closed-end funds, subject to the Fund’s investment objective, policies and strategies. Closed-end investment companies are a type of investment company the shares of which are not redeemable by the issuing investment company. The value of the shares is set by the transactions on the secondary market and may be higher or lower than the value of the portfolio securities that make up the closed-end investment company. A Fund also will incur brokerage costs when it purchases ETFs and closed-end funds. Furthermore, investments in other funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in a Fund.
Closed-end investment companies may trade infrequently, with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market price of closed-end investment companies tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies. Closed-end funds may trade at a premium or discount which means that the price in the secondary market may be higher or lower than the calculated net asset value.
Closed-end investment companies may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. A Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on the Fund’s investment, but at the same time the closed-end fund may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.
Closed-end investment companies in which a Fund invests may issue auction preferred shares (“APS”). The dividend rate for the APS normally is set through an auction process. In the auction, holders of APS may indicate the dividend rate at which they would be willing to hold or sell their APS or purchase additional APS. The auction also provides liquidity for the sale of APS. A Fund may not be able to sell its APS at an auction if the auction fails. An auction fails if there are more APS offered for sale than there are buyers. A closed-end fund may not be obligated to purchase APS in an auction or otherwise, nor may the closed-end fund be required to redeem APS in the event of a failed auction. As a result, the Fund’s investment in APS may be illiquid. In addition, if a Fund buys APS or elects to retain APS without specifying a dividend rate below which it would not wish to buy or continue to hold those APS, a Fund could receive a lower rate of return on its APS than the market rate.
The price movement of an ETF may not track the underlying index and may result in a loss. Both ETFs and closed-end funds, like stocks, trade on exchanges such as the NYSE. Both are priced continuously and trade throughout the day.
Loans
Loans may include senior floating rate loans (“Senior Loans”) and secured and unsecured loans, second lien or more junior loans (“Junior Loans”) and bridge loans or bridge facilities (“Bridge Loans”). Loans are typically arranged through private negotiations between borrowers in the U.S. or in non-U.S. or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“Obligors”) and one or more financial institutions and other lenders (“Lenders”). Generally, a Fund invests in Loans by purchasing assignments of all or a portion of Loans (“Assignments”) or Loan participations (“Participations”) from third parties.
A Fund has direct rights against the Obligor on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. With respect to Participations, typically, a Fund will have a contractual relationship only with the Lender and not with the Obligor. The agreement governing Participations may limit the rights of a Fund to vote on certain changes which may be made to the Loan agreement, such as waiving a breach of a covenant. However, the holder of a Participation will generally have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.

A Loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of Loan investors. The Agent typically administers and enforces the Loan on behalf of the other Loan investors in the syndicate. The Agent’s duties may include responsibility for the collection of principal and interest payments from the Obligor and the apportionment of these payments to the credit of all Loan investors. The Agent is also typically responsible for monitoring compliance with the covenants contained in the Loan agreement based upon reports prepared by the Obligor. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan investors. In the event of a default by the Obligor, it is possible, though unlikely, that the Fund could receive a portion of the borrower’s collateral. If the Fund receives collateral other than cash, any proceeds received from liquidation of such collateral will be available for investment as part of the Fund’s portfolio.
In the process of buying, selling and holding Loans, a Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys or sells a Loan it may pay a fee. In certain circumstances, a Fund may receive a prepayment penalty fee upon prepayment of a Loan.
Additional Information concerning Senior Loans. Senior Loans typically hold the most senior position in the capital structure of the Obligor, are typically secured with specific collateral and have a claim on the assets and/or stock of the Obligor that is senior to that held by subordinated debtholders and shareholders of the Obligor. Collateral for Senior Loans may include (i) working capital assets, such as accounts receivable and inventory;
(ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and/or (iv) security interests in shares of stock of subsidiaries or affiliates.
Additional Information concerning Junior Loans. Junior Loans include secured and unsecured loans including subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans (“Junior Lien Loans”) are generally second or further in line in terms of repayment priority. In addition, Junior Lien Loans may have a claim on the same collateral pool as the first lien or other more senior liens or may be secured by a separate set of assets. Junior Loans generally give investors priority over general unsecured creditors in the event of an asset sale.
Additional Information concerning Bridge Loans. Bridge Loans are short-term loan arrangements (e.g., 12 to 18 months) typically made by an Obligor in anticipation of intermediate-term or long-term permanent financing. Most Bridge Loans are structured as floating-rate debt with step-up provisions under which the interest rate on the Bridge Loan rises the longer the Loan remains outstanding. In addition, Bridge Loans commonly contain a conversion feature that allows the Bridge Loan investor to convert its Loan interest to senior exchange notes if the Loan has not been prepaid in full on or prior to its maturity date. Bridge Loans typically are structured as Senior Loans but may be structured as Junior Loans.
Additional Information concerning Unfunded Commitments. Unfunded commitments are contractual obligations pursuant to which the Fund agrees to invest in a Loan at a future date. Typically, the Fund receives a commitment fee for entering into the Unfunded Commitment.
Additional Information concerning Synthetic Letters of Credit. Loans include synthetic letters of credit. In a synthetic letter of credit transaction, the Lender typically creates a special purpose entity or a credit-linked deposit account for the purpose of funding a letter of credit to the borrower. When a Fund invests in a synthetic letter of credit, the Fund is typically paid a rate based on the Lender’s borrowing costs and the terms of the synthetic letter of credit. Synthetic letters of credit are typically structured as Assignments with the Fund acquiring direct rights against the Obligor.
Additional Information concerning Loan Originations. In addition to investing in loan assignments and participations, the Funds may originate Loans in which the Fund would lend money directly to a borrower by investing in limited liability companies or corporations that make loans directly to borrowers. The terms of the Loans are negotiated with borrowers in private transactions. Such Loans would be collateralized, typically with tangible fixed assets such as real property or interests in real property. Such Loans may also include mezzanine loans. Unlike Loans secured by a mortgage on real property, mezzanine loans are collateralized by an equity interest in a special purpose vehicle that owns the real property.
Limitations on Investments in Loan Assignments and Participations. If a government entity is a borrower on a Loan, the Fund will consider the government to be the issuer of an Assignment or Participation for purposes of a Fund’s fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., non-U.S. government).
Risk Factors of Loans. Loans are subject to the risks associated with debt obligations in general including interest rate risk, credit risk and market risk. When a Loan is acquired from a Lender, the risk includes the credit risk associated with the Obligor of the underlying Loan. The Fund may incur additional credit risk when the Fund acquires a participation in a Loan from another lender because the Fund must assume the risk of insolvency or bankruptcy of the other lender from which the Loan was acquired. To the extent that Loans involve Obligors in non-U.S. or emerging markets, such Loans are subject to the risks associated with non-U.S. investments or investments in emerging markets in general. The following outlines some of the additional risks associated with Loans.
High Yield Securities Risk. The Loans that a Fund invests in may not be rated by an NRSRO, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. To the extent that such high yield Loans are rated, they typically will be rated below investment grade and are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “High Yield/High Risk Securities/Junk Bonds.” Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably.
Liquidity Risk. Although the Funds limit their investments in illiquid securities to no more than 15% of a Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid or less liquid. No active trading market may exist for certain Loans and certain Loans may be subject to restrictions on resale or have a limited secondary market. Certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The inability to dispose of certain Loans in a timely fashion or at a favorable price could result in losses to a Fund.
Collateral and Subordination Risk. With respect to Loans that are secured, a Fund is subject to the risk that collateral securing the Loan will decline in value or have no value or that the Fund’s lien is or will become junior in payment to other liens. A decline in value of the collateral, whether as a result of market value declines, bankruptcy proceedings or otherwise, could cause the Loan to be under collateralized or unsecured. In such event, the Fund may have the ability to require that the Obligor pledge additional collateral. The Fund, however, is subject to the risk that the Obligor may not pledge such additional collateral or a sufficient amount of collateral. In some cases, there may be no formal requirement for the Obligor to pledge additional collateral. In addition, collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy an Obligor’s obligation on a Loan. If the Fund were unable to obtain sufficient proceeds upon a liquidation of such assets, this could negatively affect Fund performance.
If an Obligor becomes involved in bankruptcy proceedings, a court may restrict the ability of the Fund to demand immediate repayment of the Loan by Obligor or otherwise liquidate the collateral. A court may also invalidate the Loan or the Fund’s security interest in collateral or subordinate the Fund’s rights under a Senior Loan or Junior Loan to the interest of the Obligor’s other creditors, including unsecured creditors, or cause interest or principal previously paid to be refunded to the Obligor. If a court required interest or principal to be refunded, it could negatively affect Fund performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Obligor did not receive fair consideration for granting the security interest in the Loan collateral to a Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Obligor, but were instead paid to other persons (such as shareholders of the Obligor) in an amount which left the Obligor insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Fund’s security interest in Loan collateral. If the Fund’s security interest in Loan collateral is invalidated or a Senior Loan were subordinated to other debt of an Obligor in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Fund could have to refund interest. Lenders and investors in Loans can be sued by other creditors and shareholders of the Obligors. Losses can be greater than the original Loan amount and occur years after the principal and interest on the Loan have been repaid.
Agent Risk. Selling Lenders, Agents and other entities who may be positioned between a Fund and the Obligor will likely conduct their principal business activities in the banking, finance and financial services industries. Investments in Loans may be more impacted by a single economic, political or regulatory occurrence affecting such industries than other types of investments. Entities engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, government regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally. An Agent, Lender or other entity positioned between a Fund and the Obligor may become insolvent or enter FDIC receivership or bankruptcy.
The Fund might incur certain costs and delays in realizing payment on a Loan or suffer a loss of principal and/ or interest if assets or interests held by the Agent, Lender or other party positioned between the Fund and the Obligor are determined to be subject to the claims of the Agent’s, Lender’s or such other party’s creditors.
Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make Loans, particularly in connection with highly leveraged transactions, the availability of Loans for investment may be adversely affected. Furthermore, such legislation or regulation could depress the market value of Loans held by the Fund.

Inventory Risk. Affiliates of the Adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the Adviser’s affiliates in the Loan market may restrict a Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired.
Information Risk. There is typically less publicly available information concerning Loans than other types of fixed income investments. As a result, a Fund generally will be dependent on reports and other information provided by the Obligor, either directly or through an Agent, to evaluate the Obligor’s creditworthiness or to determine the Obligor’s compliance with the covenants and other terms of the Loan Agreement. Such reliance may make investments in Loans more susceptible to fraud than other types of investments. In addition, because the Adviser may wish to invest in the publicly traded securities of an Obligor, it may not have access to material non-public information regarding the Obligor to which other Loan investors have access.
Junior Loan Risk. Junior Loans are subject to the same general risks inherent to any Loan investment. Due to their lower place in the Obligor’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Obligor. Junior Loans that are Bridge Loans generally carry the expectation that the Obligor will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the Bridge Loan investor to increased risk. An Obligor’s use of Bridge Loans also involves the risk that the Obligor may be unable to locate permanent financing to replace the Bridge Loan, which may impair the Obligor’s perceived creditworthiness.
Mezzanine Loan Risk. In addition to the risk factors described above, mezzanine loans are subject to additional risks. Unlike conventional mortgage loans, mezzanine loans are not secured by a mortgage on the underlying real property but rather by a pledge of equity interests (such as a partnership or limited liability company membership) in the property owner or another company in the ownership structures that has control over the property. Such companies are typically structured as special purpose entities. Generally, mezzanine loans may be more highly leveraged than other types of Loans and subordinate in the capital structure of the Obligor. While foreclosure of a mezzanine loan generally takes substantially less time than foreclosure of a traditional mortgage, the holders of a mezzanine loan have different remedies available versus the holder of a first lien mortgage loan. In addition, a sale of the underlying real property would not be unencumbered, and thus would be subject to encumbrances by more senior mortgages and liens of other creditors. Upon foreclosure of a mezzanine loan, the holder of the mezzanine loan acquires an equity interest in the Obligor. However, because of the subordinate nature of a mezzanine loan, the real property continues to be subject to the lien of the mortgage and other liens encumbering the real estate. In the event the holder of a mezzanine loan forecloses on its equity collateral, the holder may need to cure the Obligor’s existing mortgage defaults or, to the extent permissible under the governing agreements, sell the property to pay off other creditors. To the extent that the amount of mortgages and senior indebtedness and liens exceed the value of the real estate, the collateral underlying the mezzanine loan may have little or no value.
Foreclosure Risk. There may be additional costs associated with enforcing a Fund’s remedies under a Loan including additional legal costs and payment of real property transfer taxes upon foreclosure in certain jurisdictions. As a result of these additional costs, the Fund may determine that pursuing foreclosure on the Loan collateral is not worth the associated costs. In addition, if the Fund incurs costs and the collateral loses value or is not recovered by the Fund in foreclosure, the Fund could lose more than its original investment in the Loan. Foreclosure risk is heightened for Junior Loans, including certain mezzanine loans.
Consumer Loans Risk. Investments in consumer loans expose the Funds to additional risks beyond those normally associated with more traditional debt instruments. The Funds' ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions involving bank loans may have significantly longer settlement periods than more traditional investments (settlement can take longer than 7 days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that the fund may not receive its proceeds in a timely manner or that the Funds may incur losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.
Master Limited Partnerships
MLPs are passive investment vehicles, in which 85% to 90% of operating profits and losses are usually passed through the ownership structure to the limited partners. This pass through creates passive income or losses, along with dividend and investment income. MLPs investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions.

Limitations on the use of MLPs: To maintain IRS tax exempt status, investments in MLPs are limited to 25% of net assets.
Mortgage-Related Securities
Mortgages (Directly Held). Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.
Directly placed mortgages may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of a Fund or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.
Mortgage-Backed Securities (CMOs and REMICs). Mortgage-backed securities include CMOs and REMICs. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.
Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by:
•various governmental agencies such as the Government National Mortgage Association (“Ginnie Mae”);
•organizations such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); and
•non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies (non-governmental mortgage securities cannot be treated as U.S. government securities for purposes of investment policies).
There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue.
Ginnie Mae Securities. Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae’s guarantee is backed by the full faith and credit of the U.S. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.
Fannie Mae Securities. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae.
Freddie Mac Securities. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the U.S., created pursuant to an Act of Congress, which is owned by private stockholders. Freddie Mac Certificates are not guaranteed by the U.S. or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
For more information on recent events impacting Fannie Mae and Freddie Mac securities, see “Recent Events Regarding Fannie Mae and Freddie Mac Securities” under the heading “Risk Factors of Mortgage-Related Securities” below.
CMOs and guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Funds do not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the “Mortgage Assets”). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.
Fannie Mae REMIC Certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.
Freddie Mac REMIC Certificates. Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as “Gold PCs.”
Ginnie Mae REMIC Certificates. Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the U.S.
REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. Government securities for purposes of investment policies.
CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.
The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.
Additional structures of CMOs and REMIC Certificates include, among others, principal only structures, interest only structures, inverse floaters and “parallel pay” CMOs and REMIC Certificates. Certain of these structures may be more volatile than other types of CMO and REMIC structures. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes. The Z-Bonds in which the Funds may invest may bear the same non-credit-related risks as do other types of Z-Bonds. Z-Bonds in which the Fund may invest will not include residual interest.
Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.
Mortgage TBAs. A Fund may invest in mortgage pass-through securities eligible to be sold in the “to-be-announced” or TBA market (“Mortgage TBAs”). Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. Mortgage TBAs are subject to the risks described in the “When-Issued Securities, Delayed Delivery Securities and Forward Commitments” section.
Mortgage Dollar Rolls. In a mortgage dollar roll transaction, one party sells mortgage-backed securities, principally Mortgage TBAs, for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. When a Fund enters into mortgage dollar rolls, the Fund will earmark and reserve until the settlement date Fund assets, in cash or liquid securities, in an amount equal to the forward purchase price. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Mortgage dollar rolls may be subject to leverage risks. In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains. The benefits of mortgage dollar rolls may depend upon the Adviser’s ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. For purposes of diversification and investment limitations, mortgage dollar rolls are considered to be mortgage-backed securities.
Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi- class mortgage securities issued outside the REMIC or CMO structure. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (“IOs”), while the other class will receive all of the principal (“POs”). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.
In addition to the risks applicable to Mortgage-Related Securities in general, SMBS are subject to the following additional risks:
Prepayment/Interest Rate Sensitivity. SMBS are extremely sensitive to changes in prepayments and interest rates. Even though these securities have been guaranteed by an agency or instrumentality of the U.S. government, under certain interest rate or prepayment rate scenarios, the Funds may lose money on investments in SMBS.
Interest Only SMBS. Changes in prepayment rates can cause the return on investment in IOs to be highly volatile. Under extremely high prepayment conditions, IOs can incur significant losses.
Principal Only SMBS. POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayments increase and falling as prepayments decrease. Generally, the market value of these securities is unusually volatile in response to changes in interest rates.
Yield Characteristics. Although SMBS may yield more than other mortgage-backed securities, their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.
Adjustable Rate Mortgage Loans ("ARMs"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.
Certain ARMs may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other ARMs may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.
There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund’s portfolio and therefore in the net asset value of the Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.
In general, changes in both prepayment rates and interest rates will change the yield on Mortgage-Backed Securities. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to “lock-in” a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization.
Other factors affecting prepayment of ARMs include changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions.
Risk Factors of Mortgage-Related Securities. The following is a summary of certain risks associated with Mortgage-Related Securities:
Guarantor Risk. There can be no assurance that the U.S. government would provide financial support to Fannie Mae or Freddie Mac if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.
Interest Rate Sensitivity. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.
Market Value. The market value of the Fund’s adjustable rate Mortgage-Backed Securities may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the adjustable rate mortgage loans underlying such securities. Furthermore, adjustable rate Mortgage-Backed Securities or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates. When the market value of the properties underlying the Mortgage-Backed Securities suffer broad declines on a regional or national level, the values of the corresponding Mortgage-Backed Securities or Mortgage-Backed Securities as a whole, may be adversely affected as well.
Prepayments. Adjustable rate Mortgage-Backed Securities have less potential for capital appreciation than fixed rate Mortgage-Backed Securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate Mortgage-Backed Securities may be adversely affected as a result of increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent Mortgage-Backed Securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Fund’s principal investment to the extent of the premium paid. On the other hand, if such securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.
Yield Characteristics. The yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities in which the Funds invest will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates taking into account the cost of any refinancing. In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.
Events Regarding Fannie Mae and Freddie Mac Securities. On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants, discussed below, that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.
Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s assets available therefor. In the event of repudiation, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.
In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to Ginnie Mae, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.
The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of senior preferred stock place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage- backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in is role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Freddie Mac and Fannie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by a Fund.

Municipal Securities
Municipal Securities are issued to obtain funds for a wide variety of reasons. For example, municipal securities may be issued to obtain funding for the construction of a wide range of public facilities such as: 1) bridges; (2) highways; (3) roads; (4) schools; (5) waterworks and sewer systems; and (6) other utilities.
Other public purposes for which Municipal Securities may be issued include: (1 refunding outstanding obligations; (2) obtaining funds for general operating expenses; and (3) obtaining funds to lend to other public institutions and facilities.
In addition, certain debt obligations known as “Private Activity Bonds” may be issued by or on behalf of municipalities and public authorities to obtain funds to provide:
1.water, sewage and solid waste facilities;
2.qualified residential rental projects;
3.certain local electric, gas and other heating or cooling facilities;
4.qualified hazardous waste facilities;
5.high-speed intercity rail facilities;
6.governmentally-owned airports, docks and wharves and mass transportation facilities;
7.qualified mortgages;
8.student loan and redevelopment bonds; and
9.bonds used for certain organizations exempt from Federal income taxation.

Certain debt obligations known as “Industrial Development Bonds” under prior Federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide:
1.privately operated housing facilities;
2.sports facilities;
3.industrial parks;
4.convention or trade show facilities;
5.airport, mass transit, port or parking facilities;
6.air or water pollution control facilities;
7.sewage or solid waste disposal facilities; and
8.facilities for water supply.

Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, however the size of such issues is limited under current and prior Federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under Federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.
The two principal classifications of Municipal Securities consist of “general obligation” and “limited” (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bond. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).
A Fund may also acquire “moral obligation” issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. Each Fund that may purchase municipal bonds may purchase: (1) Short-term tax-exempt General Obligations Notes; (2) Tax Anticipation Notes; (3) Bond Anticipation Notes; (4) Revenue Anticipation Notes; (5) Project Notes; and (6) other forms of short-term tax-exempt loans.

Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the U.S. through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.
There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications. Also, the yields on Municipal Securities depend upon a variety of factors, including:
1.general money market conditions;
2.coupon rate;
3.the financial condition of the issuer;
4.general conditions of the municipal bond market;
5.the size of a particular offering;
6.the maturity of the obligations; and
7.the rating of the issue.
The ratings of Moody’s and S&P represent their opinions as to the quality of Municipal Securities. However, ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligations.
Municipal Securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.
Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.
Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. The Board of Trustees is responsible for determining the credit quality of unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled.
Premium Securities. During a period of declining interest rates, many Municipal Securities in which the Funds invest likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium.
Risk Factors in Municipal Securities. The following is a summary of certain risks associated with Municipal Securities:
Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.
Housing Authority Tax Risk. The exclusion from gross income for Federal income tax purposes for certain housing authority bonds depends on qualification under relevant provisions of the Code and on other provisions of Federal law. These provisions of Federal law contain requirements relating to the cost and location of the residences financed with the proceeds of the single-family mortgage bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing bonds. Typically, the issuers of the bonds, and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing bonds, covenant to meet these requirements. However, there is no assurance that the requirements will be met. If such requirements are not met:

•the interest on the bonds may become taxable, possibly retroactively from the date of issuance;
•the value of the bonds may be reduced;
•you and other Shareholders may be subject to unanticipated tax liabilities;
•a Fund may be required to sell the bonds at the reduced value;
•it may be an event of default under the applicable mortgage;
•the holder may be permitted to accelerate payment of the bond; and
•the issuer may be required to redeem the bond.
In addition, if the mortgage securing the bonds is insured by the Federal Housing Administration (“FHA”), the consent of the FHA may be required before insurance proceeds would become payable.
Information Risk. Information about the financial condition of issuers of Municipal Securities may be less available than that of corporations having a class of securities registered under the SEC.
State and Federal Laws. An issuer’s obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These laws may extend the time for payment of principal or interest, or restrict the Fund’s ability to collect payments due on Municipal Securities. In addition, recent amendments to some statutes governing security interests (e.g., Revised Article 9 of the Uniform Commercial Code (“UCC”)) change the way in which security interests and liens securing Municipal Securities are perfected. These amendments may have an adverse impact on existing Municipal Securities (particularly issues of Municipal Securities that do not have a corporate trustee who is responsible for filing UCC financing statements to continue the security interest or lien).
Litigation and Current Developments. Litigation or other conditions may materially and adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Securities in the same manner.
New Legislation. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax exempt bonds, and similar proposals may be introduced in the future. The Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on (i) the availability of Municipal Securities for investment by the Funds, and (ii) the value of the investment portfolios of the Funds.
Limitations on the Use of Municipal Securities. A Fund may invest in Municipal Securities if the Adviser determines that such Municipal Securities offer attractive yields. A Fund may invest in Municipal Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Municipal Securities will to the same extent as interest on such Municipal Securities be exempt from federal income tax and state income tax (where applicable) and not be treated as a preference item for individuals for purposes of the federal alternative minimum tax. A Fund may also invest in Municipal Securities by purchasing from banks participation interests in all or part of specific holdings of Municipal Securities. Such participation interests may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement.
A Fund will limit its investment in municipal leases to no more than 5% of its total assets.
New Financial Products
New options and futures contracts and other financial products, and various combinations thereof, including over-the-counter products, continue to be developed. These various products may be used to adjust the risk and return characteristics of a Fund’s investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer’s credit risk. If market conditions do not perform as expected, the performance of a Fund would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.

Non-U.S. Investments
The Global Fund, the International Fund, the Short Duration Securitized Bond Fund, the Core Bond Fund, the Corporate Credit Fund, and the High Yield Fund may invest directly in certain obligations or securities of non-U.S. issuers and will be subject to risks not typically associated with U.S. securities. Non-U.S. investments, especially those of companies in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments of changes in the value of non-U.S. currency can make it more difficult for the Funds to sell their securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about non-U.S. companies can negatively affect investment decisions.
Other possible non-U.S. investments include U.S. dollar-denominated debt securities (e.g., bonds and commercial paper) of non-U.S. entities, obligations of non-U.S. branches of U.S. banks and of non-U.S. banks, including, without limitation, Eurodollar Certificates of Deposit, Eurodollar Time Deposits, Eurodollar Bankers’ Acceptances, Canadian Time Deposits and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper, and Europaper. Securities of non-U.S. issuers may include sponsored and unsponsored ADRs, and EDRs. Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs are not. Therefore, there may be less information available about the issuers of unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities. EDRs are not listed on the New York Stock Exchange. As a result, it may be difficult to obtain information about EDRs.
The Small Cap Fund, the Small-Mid Cap Fund, the Mid Cap Fund, the Large Cap Fund, the All Cap Select Fund, and the Long-Short Fund may only invest in non-U.S. equities by purchasing ADRs. To the extent that a Fund does invest in ADRs, such investments may be subject to special risks. For example, there may be less information publicly available about a non-U.S. company than about a U.S. company, and non-U.S. companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.
Limitations on the Use of Non-U.S. Investments. Investments in all types of non-U.S. obligations or securities will not exceed 70% of the net assets of the Global Fund; and 25% of the net assets of the Corporate Credit Fund and the High Yield Fund. The International Fund, the Short Duration Securitized Bond Fund and the Core Bond Fund are not subject to a limitation.
Risk Factors of Non-U.S. Investments. The following is a summary of certain risks associated with non-U.S. investments:
Political and Exchange Risks. Non-U.S. investments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include potential future adverse political and economic developments, sanctions or other measures by the United States or other governments, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of non-U.S. deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other non-U.S. governmental restrictions which might adversely affect the payment of principal and interest on such obligations.
    The departure of one or more other countries from the European Union may have significant political and financial consequences for global markets.  These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets.  Uncertainty relating to the withdrawal procedures and time line may have adverse effects on asset valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation in such markets.  This may adversely impact Fund performance.
Higher Transaction Costs. Non-U.S. investments may entail higher custodial fees and sales commissions than U.S. investments.
Accounting and Regulatory Differences. Non-U.S. issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those of U.S. issuers of similar securities or obligations. In addition, non-U.S. issuers are usually not subject to the same degree of regulation as U.S. issuers, and their securities may trade on relatively small markets, causing their securities to experience potentially higher volatility and more limited liquidity than securities of U.S. issuers. Non-U.S. branches of U.S. banks and non-U.S. banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to U.S. branches of U.S. banks. In addition, non-U.S. banks generally are not bound by accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks. Dividends and interest paid by non-U.S. issuers may be subject to withholding and other non-U.S. taxes which may decrease the net return on non-U.S. investments as compared to dividends and interest paid to a Fund by U.S. companies.
Brady Bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative and subject to the same risks as emerging market securities. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter (“OTC”) secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating rate bonds, are generally collateralized by U.S. Treasury securities.
Obligations of Supranational Entities. Obligations of supranational entities include securities designated or supported by governmental entities to promote economic reconstruction or development of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.
Emerging Market Securities. Investing in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low non-existent trading volumes; (iii) less scrutiny and regulation by local authorities of the non-U.S. exchanges and broker-dealers; (iv) the seizure or confiscation by local governments of securities held by non-U.S. investors, and the possible suspension or limiting by local governments of an issuer’s ability to make dividend or interest payments; (v) limiting or entirely restricting repatriation of invested capital, profits, and dividends by local governments; (vi) possible local taxation of capital gains, including on a retroactive basis; (vii) the attempt by issuers facing restrictions on dollar or euro payments imposed by local governments to make dividend or interest payments to non-U.S. investors in the local currency; (viii) difficulty in enforcing legal claims related to the securities and/or local judges favoring the interests of the issuer over those of non-U.S. investors; (ix) bankruptcy judgments being paid in the local currency; (x) greater difficulty in determining market valuations of the securities due to limited public information regarding the issuer, and (xi) difficulty of ascertaining the financial health of an issuer due to lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards.
Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding non-U.S. investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors, such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.
Non-U.S. investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by non-U.S. persons or limit investment by non-U.S. persons to only a specified percentage of an issuer’s outstanding securities or to a specific class of securities, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.
Many developing countries lack the social, political, and economic stability characteristic of the U.S. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

Some emerging market countries have experienced balance of payment deficits and shortages in non-U.S. exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.
A Fund’s income and, in some cases, capital gains from non-U.S. stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. Non-U.S. markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remains uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, in the Fund deeming those securities to be illiquid, or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.
In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of non-U.S. credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total gross domestic product (“GDP”). These non-U.S. obligations have become the subject of political debate and have served as fuel for political parties of the opposition, which pressure the government not to make payments to non-U.S. creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, non-U.S. governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by non-U.S. governments and corporations domiciled in emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.
Sovereign Obligations. Sovereign debt includes investments in securities issued or guaranteed by a non-U.S. sovereign government or its agencies, authorities or political subdivisions. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient non-U.S. exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.
Options and Futures Transactions
A Fund may purchase and sell exchange traded and OTC put and call options on securities, on indexes of securities and other types of instruments. The Short Duration Securitized Bond Fund and the Core Bond Fund may also purchase and sell futures contracts on securities and indexes of securities and other instruments such as interest rate futures and global interest rate futures. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.
Subject to its investment objective and policies, a Fund may use options for hedging and risk management purposes and to seek to enhance portfolio performance.
Options and futures contracts may be used to manage a Fund’s exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund’s investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate by the Adviser and consistent with the Fund’s objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund’s return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If a Fund’s Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund’s return. Certain strategies limit a Fund’s possibilities to realize gains, as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions, and these transactions could significantly increase the Fund’s turnover rate.
Private Placements, Restricted Securities and Other Unregistered Securities
A Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(a)(2) under the Securities Act of 1933, as amended (the “1933 Act”), and cannot be offered for public sale in the U.S. without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.
A Fund is subject to a risk that should the Fund decide to sell illiquid securities when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.The Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the 1933 Act and other restricted securities (i.e., other securities subject to restrictions on resale). Section 4(a)(2) commercial paper (“4(a)(2) paper”) is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in 4(a)(2) paper, thus providing liquidity. The Funds believe that 4(a)(2) paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend, therefore, to treat restricted securities that meet the liquidity criteria established by the Board of Trustees, including 4(a)(2) paper and Rule 144A Securities, as determined by the Trust’s valuation committee, as liquid and not subject to the investment limitation applicable to illiquid securities.
The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the 1933 Act (“Rule 144A”). Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale. The Funds believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees have directed the Trust’s valuation committee to consider the following criteria in determining the liquidity of certain restricted securities:
•the frequency of trades and quotes for the security;
•the number of dealers willing to purchase or sell the security and the number of other potential buyers;
•dealer undertakings to make a market in the security; and
•the nature of the security and the nature of the marketplace trades.
Certain 4(a)(2) paper programs cannot rely on Rule 144A. However, the Trustees may determine for purposes of the Trust’s liquidity requirements that an issue of 4(a)(2) paper is liquid if the following conditions, which are set forth in a 1994 SEC no-action letter, are met:
•The 4(a)(2) paper must not be traded flat or in default as to principal or interest;
•The 4(a)(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or if unrated, is determined by the Adviser to be of comparable quality; and

•The Adviser must consider the trading market for the specific security, taking into account all relevant factors, including but not limited to, whether the paper is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in that paper, or whether the paper is administered by a direct issuer pursuant to a direct placement program.
Each of the Funds may invest up to 15% of its respective assets (valued at the purchase date) in illiquid securities.
Real Estate Investment Trusts
REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or hybrid REITs. An equity REIT, which owns properties, generates income from rental and lease properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs are designed to strike a balance between equity investments and mortgage-backed investments and derive their income from the collection of rents, the realization of capital gains from the sale of properties and from the collection of interest payments on outstanding mortgages held within the trust.
The value of real estate securities in general and REITs in particular, will depend on the value of the underlying properties or the underlying loans or interests. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Funds, though not invested directly in real estate, still are subject to the risks associated with investing in real estate, which include:
•    possible declines in the value of real estate
•     risks related to general and local economic conditions
•    possible lack of availability of mortgage funds
•     overbuilding
•    changes in interest rates
•     environmental problems
Investing in REITs involves certain risks in addition to those risks associated with investing in the real estate industry in general, which include:
•     dependency upon management skills
•    limited diversification
•     the risks of financing projects
•    heavy cash flow dependency
•     default by borrowers
•    self-liquidation
•     possibility of failing to maintain exemptions from the 1940 Act
•     in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility
Repurchase Agreements
Under the terms of a repurchase agreement, a Fund would acquire securities from a seller, also known as the repurchase agreement counterparty, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).
If the seller were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent under U.S. law and there may be no controlling legal precedents under the laws of certain non-U.S. jurisdictions confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although (with respect to repurchase agreements subject to U.S. law) the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of the Fund’s securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered by the SEC to be loans by the Fund under the 1940 Act.
Repurchase agreement counterparties include Federal Reserve member banks with assets in excess of $1 billion and registered broker dealers that the Adviser deems creditworthy under guidelines approved by the Board of Trustees.
Reverse Repurchase Agreements
In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is considered borrowing by a Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. Certain Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of a Fund’s total assets, except as permitted by law.
Securities Issued in Connection with Reorganizations and Corporate Restructuring
Debt securities may be downgraded and issuers of debt securities including investment grade securities may default in the payment of principal or interest or be subject to bankruptcy proceedings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. A Fund may hold such common stock and other securities even though it does not ordinarily invest in such securities.
Short Sales
When the Adviser believes that a security is overvalued, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short.
At any time that a Fund has an open short sale position, the Fund is required to segregate with the Custodian (and to maintain such amount until the Fund replaces the borrowed security) an amount of cash or U.S. Government securities or other liquid securities equal to the difference between (i) the current market value of the securities sold short and (ii) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). As a result of these requirements, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or government securities while also being subject to the possibility of gain or loss from the securities sold short. However, depending on arrangements made with the broker or Custodian, the Fund may not receive any payments (including interest) on the deposits made with the broker or Custodian. These deposits do not have the effect of limiting the amount of money the Fund may lose on a short sale – the Fund’s possible losses may exceed the total amount of deposits. The Long Short Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold short exceeds 40% of the value of the Fund’s net assets. The Global Fund, the International Fund, the Corporate Credit Fund and the High Yield Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold short exceeds 20% of the value of the Fund’s net assets.

The amount of any gain will be decreased and the amount of any loss increased by any premium or interest a Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that the former may be limitless while the latter can only equal the total amount of the Fund’s investment in the security. For example, if the Fund purchases a $10 security, the most that can be lost is $10. However, if the Fund sells a $10 security short, it may have to purchase the security for return to the lender when the market value is $50, thereby incurring a loss of $40.
Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to a Fund. In addition, because of the asset segregation requirement, the Fund may be required to liquidate other portfolio securities that it otherwise might not have sold in order to meet its obligations, such as paying for redemptions of Fund shares.
Short-Term Funding Agreements
To enhance yield, a Fund may make limited investments in short-term funding agreements issued by banks and highly rated U.S. insurance companies. Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts (“GICs”), while those issued by banks are referred to as Bank Investment Contracts (“BICs”). Pursuant to such agreements, a Fund makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.
A Fund will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by a Fund to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by the Fund only if, at the time of purchase, no more than 15% of the Fund’s net assets will be invested in short-term funding agreements and other illiquid securities.
Structured Instruments
A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured instruments include structured notes. In addition to the risks applicable to investments in structured investments and debt securities in general, structured notes bear the risk that the issuer may not be required to pay interest on the structured note if the index rate rises above or falls below a certain level. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Structured investments include a wide variety of instruments including, without limitation, Collateralized Debt Obligations, credit linked notes, and participation notes and participatory notes.
Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund’s ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Funds will treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each Fund’s net assets, when combined with all other illiquid investments of each Fund.
Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of the Prospectus do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

Credit Linked Notes. Credit linked securities or credit linked notes (“CLNs”) are typically issued by a limited purpose trust or other vehicle (the “CLN trust”) that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, in order to provide exposure to certain high yield, sovereign debt, emerging markets, or other fixed income markets. Generally, investments in CLNs represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the CLN. However, these payments are conditioned on the CLN trust’s receipt of payments from, and the CLN trust’s potential obligations, to the counterparties to the derivative instruments and other securities in which the CLN trust invests. For example, the CLN trust may sell one or more credit default swaps, under which the CLN trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default were to occur, the stream of payments may stop and the CLN trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the CLN trust.
A Fund may enter into CLNs structured as “First-to-Default” CLNs. In a First-to-Default CLN, the CLN trust enters into a credit default swap on a portfolio of a specified number of individual securities pursuant to which the CLN trust sells protection to a counterparty. The CLN trust uses the proceeds of issuing investments in the CLN trust to purchase securities, which are selected by the counterparty and the total return of which is paid to the counterparty. Upon the occurrence of a default or credit event involving any one of the individual securities, the credit default swaps terminate and the Fund’s investment in the CLN trust is redeemed for an amount equal to “par” minus the amount paid to the counterparty under the credit default swap.
A Fund may also enter in CLNs to gain access to sovereign debt and securities in emerging market particularly in markets where the Fund is not able to purchase securities directly due to domicile restrictions or tax restrictions or tariffs. In such an instance, the issuer of the CLN may purchase the reference security directly and/or gain exposure through a credit default swap or other derivative.
A Fund’s investments in CLNs is subject to the risks associated with the underlying reference obligations and derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.
Participation Notes and Participatory Notes. A Fund may invest in instruments that have similar economic characteristics to equity securities, such as participation notes (also known as participatory notes (“P-notes”)) or other structured instruments that may be developed from time to time (“structured instruments”). Structured instruments are notes that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity or market.
If the structured instrument were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a structured instrument that is linked to a particular underlying security or instrument may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Structured instruments have transaction costs. In addition, there can be no assurance that there will be a trading market for a structured instrument or that the trading price of a structured instrument will equal the underlying value of the security, instrument or market that it seeks to replicate. Unlike a direct investment in equity securities, structured instruments typically involve a term or expiration date, potentially increasing the Fund’s turnover rate, transaction costs and tax liability.
Due to transfer restrictions, the secondary markets on which a structured instrument is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose the Fund to risks of mispricing or improper valuation. Structured instruments typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects the Fund to counterparty risk (and this risk may be amplified if the Fund purchases structured instruments from only a small number of issuers). Structured instruments also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.
Swaps and Related Swap Products
Swap transactions may include, but are not limited to, interest rate swaps, forward rate agreements, contracts for differences, total return swaps, index swaps, basket swaps, specific security swaps, fixed income sectors swaps, commodity swaps, asset-backed swaps ("ABX"), CMBS and indexes of CMBS ("CMBX"), credit default swaps, interest rate caps, price lock swaps, floors and collars and swaptions (collectively defined as “swap transactions”).
A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, also known as a “swaption,” upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the swaption as the counterparty.
The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a “net basis”, and a Fund will receive or pay, as the case may be, only the net amount of the two payments.
The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund’s potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.
The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund. The Adviser will consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.
A Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will earmark and reserve assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will earmark and reserve assets with a daily value at least equal to the full amount of a Fund’s accrued obligations under the agreement. A Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.
The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including: (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the applicable liquidity restriction on investments in securities that are not readily marketable.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.
The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.
Credit Default Swaps. As described above, swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In the case of a credit default swap (“CDS”), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). CDS include credit default swaps, which are contracts on individual securities, and CDX, which are contracts on baskets or indices of securities.
Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund will earmark and reserve assets, in cash or liquid securities, to cover any accrued payment obligations when it is the buyer of a CDS. In cases where a Fund is a seller of a CDS contract, the Fund will earmark and reserve assets, in cash or liquid securities, to cover its obligation (for credit default swaps on individual securities, such amount will be the notional amount of the CDS).
If a Fund is a seller of protection under a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or non-U.S. corporate issuer, with respect to such debt obligations. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.
If a Fund is a buyer of protection under a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a downgrade in credit rating) by the reference issuer, such as a U.S. or non-U.S. corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.
The use of CDSs, like all swap agreements, is subject to certain risks. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party. In addition to general market risks, CDSs involve liquidity, credit and counterparty risks. The recent increase in corporate defaults further raises these liquidity and credit risks, increasing the possibility that sellers will not have sufficient funds to make payments. As unregulated instruments, CDSs are difficult to value and are therefore susceptible to liquidity and credit risks. Counterparty risks also stem from the lack of regulation of CDSs. Collateral posting requirements are individually negotiated between counterparties and there is no regulatory requirement concerning the amount of collateral that a counterparty must post to secure its obligations under a CDS. Because they are unregulated, there is no requirement that parties to a contract be informed in advance when a CDS is sold. As a result, investors may have difficulty identifying the party responsible for payment of their claims.
If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. There is no readily available market for trading out of CDS contracts. In order to eliminate a position it has taken in a CDS, the Fund must terminate the existing CDS contract or enter into an offsetting trade. The Fund may only exit its obligations under a CDS contract by terminating the contract and paying applicable breakage fees, which could result in additional losses to the Fund. Furthermore, the cost of entering into an offsetting CDS position could cause the Fund to incur losses.
Synthetic Variable Rate Instruments
 Synthetic variable rate instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. The Adviser reviews the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Fund will be that of holding the long-term bond. In the case of some types of instruments credit enhancement is not provided, and if certain events occur, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond’s tax exempt status, then the put will terminate and the risk to the Fund will be that of holding a long-term bond.
Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectus do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.
Temporary Strategies
From time to time, a Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. A Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, a Fund may not achieve its investment objective. If a Fund acquires securities of money market funds, the shareholders of the Fund will be subject to duplicative management fees and other expenses.
Trust Preferred Securities
Trust preferred securities, also known as “trust preferreds,” are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. An issuer creates trust preferred securities by creating a trust and issuing debt to the trust. The trust in turn issues trust preferred securities. Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock. Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. In addition, trust preferred securities issued by a bank holding company may allow deferral of interest payments for up to 5 years. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.
U.S. Equity Securities
Equity securities consist of common and preferred stocks, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Preferred stock is a class of ownership in a corporation that has a higher claim on the assets and earnings than common stock. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.
Equity securities include SPDRs and other similar instruments. SPDRs are shares of a publicly traded unit investment trust which owns the stock included in the S&P 500 Index, and changes in the price of the SPDRs track the movement of the Index relatively closely. Similar instruments may track the movement of other stock indexes.
A Fund may invest in non-U.S. equity securities by purchasing ADRs. ADRs are certificates evidencing ownership of shares of a non-U.S.-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. To the extent that a Fund does invest in ADRs, such investments may be subject to special risks. See “Non-U.S. Investments” section for additional information.
Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value of a Fund will fluctuate. Securities in a Fund’s portfolio may decrease in value or not increase as much as the market as a whole. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.
The value of the Funds' investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the Funds, particular industries, or overall securities markets. When the value of a Fund's investments goes down, your investment in the Fund decreases in value. A variety of factors including interest rate levels, recessions, inflation, U.S. economic growth, war or acts of terrorism, natural disasters, political events and widespread public health issues affect the securities markets. The global spread of novel coronavirus disease (COVID-19) was declared a pandemic by the World Health Organization. This pandemic has resulted in significant disruptions to economies and markets, adversely impacting individual companies, sectors, industries, currencies, interest and inflation rates, credit ratings, and investor sentiment. COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Funds hold, and may adversely affect the funds’

investments and operations. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. There have been no comparable recent events that provide guidance as to the effect the spread of COVID-19 as a global pandemic may have on the Funds’ financial performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a funds' investments. Management continues to monitor and evaluate this situation.
At times, a portion of a Fund may be invested in companies with short operating histories (“new issuers”) and in initial public offerings (“IPOs”), and such investments could be considered speculative. New issuers are relatively unseasoned and may lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. New issuers will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. To the extent a Fund invests in smaller capitalization companies, the Fund will also be subject to the risks associated with such companies. Smaller capitalization companies, IPOs and new issuers may experience lower trading volumes than larger capitalization, established companies and may experience higher growth rates and higher failure rates than larger capitalization companies. Smaller capitalization companies, IPOs and new issuers also may have limited product lines, markets or financial resources and may lack management depth.
U.S. Government Obligations
U.S. government obligations may include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the U.S., and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS and CUBES. U.S. government obligations are subject to market risk, interest rate risk and credit risk.
The principal and interest components of U.S. Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities.
Other obligations include those issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the “full faith and credit” of the U.S. Securities which are backed by the full faith and credit of the U.S. include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the U.S., the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the U.S. include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by Freddie Mac and Fannie Mae, which are supported only by the credit of such securities, but for which the Secretary of the Treasury has discretionary authority to purchase limited amounts of the agency’s obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.
The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. Unsustainable debt levels can cause devaluations of currency, prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns, and contribute to market volatility.
In the past, U.S. sovereign credit has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by a rating agency’s decision to downgrade the sovereign credit rating of the United States.
Variable and Floating Rate Instruments
Certain obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Variable and floating rate instruments are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows.
Subject to their investment objective policies and restrictions, certain Funds may acquire variable and floating rate instruments. A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Certain Funds may purchase extendable commercial notes. Extendable commercial notes are variable rate notes which normally mature within a short period of time (e.g., 1 month) but which may be extended by the issuer for a maximum maturity of thirteen months.
A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may be secured by bank letters of credit or other assets. A Fund may purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Fund’s assets at a favorable rate of return.
As a result of the floating and variable rate nature of these investments, the Funds’ yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Funds’ yields may increase, and they may have reduced risk of capital depreciation.
Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly “prime rates” charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund’s portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks’ “prime rates” or other short-term rate securities adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.
Variable Amount Master Notes. Variable amount master notes are notes, which may possess a demand feature, that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Variable amount master notes may not be secured by collateral. To the extent that variable amount master notes are secured by collateral, they are subject to the risks described under the section “Loans— Collateral and Subordination Risk.”
Because master notes are direct lending arrangements between a Fund and the issuer of the notes, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest. If the Fund is not repaid such principal and accrued interest, the Fund may not be able to dispose of the notes due to the lack of a secondary market.
While master notes are not typically rated by credit rating agencies, issuers of variable amount master notes (which are normally manufacturing, retail, financial, brokerage, investment banking and other business concerns) must satisfy the same criteria as those set forth with respect to commercial paper, if any, in Part I of this SAI under the heading “Diversification”. The Adviser will consider the credit risk of the issuers of such notes, including its earning power, cash flow, and other liquidity ratios of such issuers and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer.
Variable Rate Instruments and Money Market Funds. Variable or floating rate instruments with stated maturities of more than 397 days may, under the SEC’s amortized cost rule applicable to money market funds, Rule 2a-7 under the 1940 Act, be deemed to have shorter maturities (other than in connection with the calculation of dollar-weighted average life to maturity of a portfolio) as follows:

(1)Adjustable Rate Government Securities. A Government Security which is a variable rate security where the variable rate of interest is readjusted no less frequently than every 397 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A Government Security which is a floating rate security shall be deemed to have a remaining maturity of one day.
(2)Short-Term Variable Rate Securities. A variable rate security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.
(3)Long-Term Variable Rate Securities. A variable rate security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.
(4)Short-Term Floating Rate Securities. A floating rate security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have a maturity of one day.
(5)Long-Term Floating Rate Securities. A floating rate security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature, shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.
When-Issued Securities, Delayed Delivery Securities and Forward Commitments
Securities may be purchased on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation, and for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities earmarked and reserved for such purpose and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.
Forward Commitments. Securities may be purchased for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest a Fund’s assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a Fund makes a commitment to purchase a security on a forward commitment basis, cash or liquid securities equal to the amount of such Fund’s commitments will be reserved for payment of the commitment. For the purpose of determining the adequacy of the securities reserved for payment of commitments, the reserved securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be reserved for payment of the commitment so that the value of the Fund’s assets reserved for payment of the commitments will equal the amount of such commitments purchased by the respective Fund.
Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund’s portfolio are subject to changes in value based upon the public’s perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then-available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities
Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero-coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero-coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received “phantom income.” Because a Fund will distribute “phantom income” to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero-coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

Other Risks
Securities Lending
To generate additional income, a Fund may lend up to 33-1/3% of its total assets pursuant to agreements requiring that the loan be continuously secured by collateral equal to at least 100% of the market value plus accrued interest on the securities lent.
Loans are subject to termination by a Fund or the borrower at any time, and are therefore not considered to be illiquid investments. A Fund does not have the right to vote proxies for securities on loan. However, the Adviser may terminate a loan if the vote is considered material with respect to an investment.
Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. The earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan. Also, the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of collateral posted. There are no limits on the number of borrowers a Fund may use and a Fund may lend securities to only one or a small group of borrowers.
To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the Adviser does not believe that it is prudent to sell the cash collateral investments in the market, a Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.
Operational Risk
An investment in a Fund, like any mutual fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund.
Information and Cybersecurity Risk
As the use of technology has become more prevalent in the course of business, the Funds have become more susceptible to operational and financial risks associated with cybersecurity, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cybersecurity risks may result in financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders; delays or mistakes in the calculation of a Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers (including, but not limited to, its investment adviser, any sub-advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cybersecurity risks in their own businesses, which could result in losses to a Fund or its shareholders. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.
INVESTMENT LIMITATIONS
Fundamental. The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term “majority” of the outstanding shares of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices that may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered nonfundamental (“Nonfundamental”).

1. Borrowing Money. A Fund will not borrow money, except (a) from a bank or from another Fund of the Trust, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowing and repurchase commitments of the Fund pursuant to reverse repurchase transactions.
2. Senior Securities. A Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is (a) consistent with or permitted by the 1940 Act the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and the Statement of Additional Information.
3. Underwriting. A Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.
4. Real Estate. A Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).
5. Commodities. A Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.
6. Loans. A Fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.
7. Concentration. A Fund will not invest 25% or more of their respective total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.
With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.
With respect to paragraph 1 above, if asset coverage on borrowing at any time falls below 300% for a Fund, within three days (or such longer period as the SEC may prescribe by rule or regulation) that Fund shall reduce the amount of its borrowings to the extent that asset coverage of such borrowings will be at least 300%.
Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.
Nonfundamental. The following limitations have been adopted by the Trust with respect to each Fund and are Nonfundamental (see “Investment Limitations” above).
1. Pledging. A Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any of its assets except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.
2. Borrowing. A Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3. Margin Purchases. A Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.
4. Options. A Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and the Statement of Additional Information.
5. Reverse Repurchase Agreements. Other than the Diamond Hill Short Duration Securitized Bond Fund and the Core Bond Fund, a Fund will not enter into reverse repurchase agreements.

SHARES OF THE FUNDS
Each Fund of the Trust is registered to offer Investor shares (formerly Class A), Class I shares and Class Y shares. All classes of shares represent an interest in the same portfolio of investments of a Fund and have the same rights, except that each class has exclusive voting rights with respect to its Rule 12b-1 distribution plan. The net asset value per share of each of the classes is expected to differ from time to time.
•    Investor Shares
Investor shares (except the Short Duration Securitized Bond Fund) are available to the general public and may also be purchased through financial intermediaries that have entered into agreements with Diamond Hill Funds or its agents.
Investor shares of the Short Duration Securitized Bond Fund have the same features and restrictions as the Class I shares described below.
•    Class I Shares
Class I shares (institutional shares) are not subject to a sales charge or any 12b-1 fees. Class I shares are available for purchase by institutional investors such as corporations, pension and profit share or defined contribution plans, non-profit organizations, charitable trusts, foundations, endowments or other entity deemed by the principal underwriter to be a financial institution or institutional buyer or a broker-dealer, whether the purchaser is acting for itself or in some fiduciary capacity. Class I shares may also be purchased through financial intermediaries that have entered into agreements with Diamond Hill Funds or its agents. Financial intermediaries may include financial advisors, investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrations or any other organization authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund, and certain financial intermediaries may charge their customers transaction or other fees. Class I shares may also be purchased by officers, trustees, directors and employees, and their immediate family members, of Diamond Hill Investment Group, Inc. and its subsidiaries and affiliates. Class I shares may be available at brokerage firms that have agreements with the Funds' distributor. Shareholders may be required to pay a commission and/or other form of compensation to the broker. Shares of the Funds are available in other share classes that have different fees and expenses.
•    Class Y Shares
Class Y shares are not subject to a sales charge or any 12b-1 fees. Class Y shares are available for purchase by institutional investors such as corporations, pension and profit share or defined contribution plans, non-profit organizations, charitable trusts, foundations and endowments or other entity deemed by the principal underwriter to be a financial institution or institutional buyer. Class Y shares may also be purchased by individual investors, if purchased through financial intermediaries authorized to act in an investment advisory capacity that have entered into a written agreement with the Adviser or the applicable Fund to offer such shares through an omnibus account held at the Fund.
    All Class Y purchases of a Fund, whether purchased by an institutional investor or by a financial intermediary on behalf of an individual investor, will not require the Fund, its investment adviser or any other affiliates, to make any sub-transfer agent, service, networking, distribution-related, marketing, maintenance, revenue sharing or any other fees or payments to any third party now or for the entire life of the investment in the Class Y shares. Class Y shares have no ongoing shareholder service fees.
Additional Purchase and Redemption Information
All investments and exchanges are subject to approval by the Fund and the Fund reserves the right to reject any purchase or exchange of shares at any time. The Funds request advance notification of investments in excess of 5% of the current net assets of the Fund. The Funds also encourage, to the extent possible, advance notification of large redemptions.
Generally, all purchases must be made in cash. However, the Funds reserve the right to accept payment in readily marketable securities instead of cash in accordance with procedures approved by the Funds’ Board of Trustees. If payment is made in securities, the applicable Fund will value the securities in the same manner in which it computes its NAV.
Generally, all redemptions will be for cash. However, if during any 90-day period you redeem shares in an amount greater than the lesser of $250,000 or 1% of a Fund’s net assets, the Funds reserve the right to pay part or all of your redemption proceeds above such threshold in readily marketable securities instead of cash in accordance with procedures approved by the Funds’ Board of Trustees. Marketable securities may include illiquid securities. You may experience a delay in converting illiquid securities to cash.

Redemption-in-kind proceeds are limited to securities that are traded on a public securities market or are limited to securities for which bid and asked prices are available. They are distributed to the redeeming shareholder based on a weighted-average pro-rata basis of the Funds' holdings. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive securities when redeeming your account, the securities will be subject to market fluctuation and you may incur tax and transaction costs if the securities are sold.
The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted, (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable, or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

THE INVESTMENT ADVISER
Diamond Hill Capital Management, Inc., 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215 (the “Adviser”) is the Investment Adviser for the Trust. The Adviser is a wholly owned subsidiary of Diamond Hill Investment Group, Inc.
Under the terms of the Funds’ management agreement with the Adviser (the “Management Agreement”), the Adviser manages the Funds’ investments. As compensation for management services, the Funds are obligated to pay the Adviser fees computed and accrued daily and paid monthly at the annual rates set forth below:

Fund	Percentage of Average Daily Net Assets
Diamond Hill Small Cap Fund	0.80%
Diamond Hill Small-Mid Cap Fund	0.75%
Diamond Hill Mid Cap Fund	0.60%
Diamond Hill Large Cap Fund	0.50%
Diamond Hill All Cap Select Fund	0.70%
Diamond Hill Long-Short Fund	0.90%
Diamond Hill Global Fund	0.65%
Diamond Hill International Fund	0.65%
Diamond Hill Short Duration Securitized Bond Fund	0.35%
Diamond Hill Core Bond Fund	0.30%
Diamond Hill Corporate Credit Fund	0.45%
Diamond Hill High Yield Fund	0.50%
The Funds paid investment management fees to the Adviser for the following fiscal periods:

	Fiscal Year Ended December 31, 2020	Fiscal Year Ended December 31, 2019	Fiscal Year Ended December 31, 2018
Small Cap Fund	$4,151,660	$7,026,511	$11,172,841
Small-Mid Cap Fund	13,658,120	17,260,636	18,368,498
Mid Cap Fund	1,334,804	1,066,902	737,394
Large Cap Fund	33,199,352	30,038,587	29,910,791
All Cap Select Fund	1,816,040	1,589,379	1,466,528
Long-Short Fund	21,823,190	32,578,051	38,313,512
Global Fund	108,366	119,608	94,635
International Fund(1)	86,195	35,821	N/A
Short Duration Securitized Bond Fund	3,186,352	2,381,851	1,502,141
Core Bond Fund	618,211	245,137	152,805
Corporate Credit Fund	6,347,119	4,300,483	3,188,347
High Yield Fund	1,944,083	484,423	235,344
        (1)The Fund commenced operations on July 1, 2019.
The Fund’s adviser has contractually agreed to permanently waive fees in the pro-rata amount of the management fee charged by an underlying Diamond Hill Fund on each Fund’s investment in such other Diamond Hill Fund. During the fiscal years ended December 31, 2020, December 31, 2019 and December 31, 2018, the Funds reduced investment management fees pursuant to the fee waiver agreement as follows:

	Fiscal Year Ended December 31, 2020	Fiscal Year Ended December 31, 2019	Fiscal Year Ended December 31, 2018
Small Cap Fund	$0	$20,711	$183,182
Small-Mid Cap Fund	100,162	139,722	168,277
Mid Cap Fund	6,076	8,042	7,708
All Cap Select Fund	0	0	9,481
Long-Short Fund	172,953	280,403	313,478
Corporate Credit Fund	60,152	151,035	100,246
The Adviser retains the right to use the name “Diamond Hill” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “Diamond Hill” automatically ceases ninety days after termination of the Management Agreement and may be withdrawn by the Adviser on ninety days written notice.
The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. A Fund may from time to time purchase securities issued by banks that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.
Under the terms of the Funds’ Amended and Restated Administrative, Fund Accounting and Transfer Agency Services Agreement (the “Administration Agreement”) with Diamond Hill Capital Management, Inc. (the “Administrator”), the Administrator renders all administrative, transfer agency, fund accounting and supervisory services to the Funds. The Administrator oversees the maintenance of all books and records with respect to the Funds’ securities transactions and the Funds’ book of accounts in accordance with all applicable federal and state laws and regulations. The Administrator also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required pursuant to Rule 31a-1 promulgated under the 1940 Act. The Administrator is also responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Administrator may delegate any or all of its responsibilities under the Administration Agreement to one or more third-party service providers.
Under the Administration Agreement, the Administrator assumes and pays all ordinary expenses of the Funds not assumed by the Funds. The Funds pay all brokerage fees and commissions, custodian fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), expenses related to conducting shareholders’ meetings and proxy solicitations, fees and extraordinary or non-recurring expenses. The Funds also pay expenses that they are authorized to pay pursuant to Rule 12b-1 under the 1940 Act.
Pursuant to the Administration Agreement, effective March 1, 2018, the Administrator receives a fee, which is paid monthly at an annual rate of 0.21% of each Fund's average daily net asses of Investor (formerly Class A) shares, 0.17% of each Fund's average daily net assets of Class I shares, and 0.05% of each Fund's average daily net assets of Class Y shares. Previously, effective June 1, 2017, the Administrator received a fee at an annual rate of 0.23% of each Fund's average daily net assets of Investor shares, 0.18% of each Fund's average daily net assets of Class I shares, and 0.08% of each Fund's average daily net assets of Class Y shares.

The Funds paid the following total administrative services fees to the Administrator for the following fiscal periods:

	Fiscal Year Ended December 31, 2020	Fiscal Year Ended December 31, 2019	Fiscal Year Ended December 31, 2018
Small Cap Fund	$861,113	$1,426,229	$2,314,051
Small-Mid Cap Fund	2,154,397	2,704,173	3,030,656
Mid Cap Fund	362,684	285,349	184,266
Large Cap Fund	9,867,725	9,158,582	9,664,135
All Cap Select Fund	318,074	302,209	299,257
Long-Short Fund	4,045,476	5,888,590	7,180,987
Global Fund	13,024	15,834	10,294
International Fund(1)	10,125	4,676	N/A
Short Duration Securitized Bond Fund	1,336,808	879,530	431,582
Core Bond Fund	281,393	87,830	46,964
Corporate Credit Fund	2,364,887	1,611,466	1,223,470
High Yield Fund	651,610	135,610	48,974
        (1)The Fund commenced operations on July 1, 2019.

    The Adviser has entered into an agreement with ICE Data Indices, LLC ("ICE DATA") to use their indices with permission. ICE DATA, its affiliates and their respective third party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE DATA, its affiliates or their respective third party providers shall not be subject to any damages or liability with respect to the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and index data and all components thereof are provided on an "as is" basis and your use is at your own risk. ICE DATA, its affiliates and their respective third party suppliers do not sponsor, endorse, or recommend the Adviser, or any of its products or services.
    The Adviser has entered into an agreement with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2020. FTSE Russell is a trading name of certain of the LSE Group companies. Russell® and The Yield Book® are a trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.
    Diamond Hill Funds are not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”).  The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Diamond Hill Funds or any member of the public regarding the advisability of investing in mutual funds generally or in the Diamond Hill Funds in particular. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDEXES OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

    Bloomberg Index Services Limited. BLOOMBERG is a trademark and service mark of Bloomberg  Finance L.P. and its affiliates (collectively "Bloomberg"). BARCLAYS is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, "Barclays"), used under license. Bloomberg or Bloomberg's licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg no Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes and warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability to responsibility for injury or damages arising in connection therewith.

Portfolio Manager Compensation
All of the portfolio managers, and research analysts, are paid by the Adviser a competitive base salary based on experience, external market comparisons to similar positions, and other business factors. To align their interests with those of shareholders, all portfolio managers also participate in an annual cash and equity incentive compensation program that is based on:
•     The long-term pre-tax investment performance of the Fund(s) that they manage,
•     The Adviser’s assessment of the investment contribution they make to Funds they do not manage,
•     The Adviser’s assessment of each portfolio manager’s overall contribution to the development of the investment team through ongoing discussion, interaction, feedback and collaboration, and
•     The Adviser’s assessment of each portfolio manager’s contribution to client service, marketing to prospective clients and investment communication activities.
Long-term performance is defined as the trailing five years (performance of less than five years is judged on a subjective basis).
Incentive compensation is paid annually from an incentive pool that is determined based on several factors including investment results in client portfolios, revenues, employee performance, and industry operating margins. Portfolio Manager compensation is not directly tied to product asset growth or revenue, however, both of these factors influence the size of the incentive pool and therefore indirectly contribute to portfolio manager compensation. Incentive compensation is subject to review and oversight by the compensation committee of the Adviser’s parent firm, Diamond Hill Investment Group, Inc. The compensation committee is comprised of independent outside members of the board of directors. The portfolio managers are also eligible to participate in the Diamond Hill Investment Group, Inc. 401(k) plan and related company match. The Adviser also offers a Deferred Compensation Plan, whereby each portfolio manager may voluntarily elect to defer a portion of their incentive compensation. Any deferral of incentive compensation must be invested in Diamond Hill Funds for the entire duration of the deferral.
Portfolio Manager Holdings
Portfolio managers are encouraged to own shares of the Funds they manage. The following table indicates for each Fund the dollar range of shares beneficially owned by each Fund’s portfolio manager as of December 31, 2020. This table includes shares beneficially owned by such portfolio manager through the Diamond Hill 401(k) plan and the Diamond Hill deferred compensation plan.

Dollar Range of Shares in the Fund
Fund	Portfolio Manager (PM) / Assistant Portfolio Manager (APM)		$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Small Cap Fund	Aaron Monroe	PM						X
	Christopher Welch	PM						X
Small-Mid Cap Fund	Christopher Welch	PM						X
Mid Cap Fund	Christopher Welch	PM						X
	Christopher Bingaman	APM				X
Large Cap Fund	Charles Bath	PM						X
	Austin Hawley	PM						X
All Cap Select Fund	Austin Hawley	PM						X
	Richard Snowdon	PM						X
Long-Short Fund	Christopher Bingaman	PM						X
	Nathan Palmer	PM						X
	Charles Bath	APM						X
Global Fund	Grady Burkett	PM					X
International Fund	Grady Burkett	PM					X
	Krishna Mohanraj	PM					X
Short Duration Securitized Bond Fund	Henry Song	PM						X
	Mark Jackson	PM						X
Core Bond Fund	Henry Song	PM				X
	Mark Jackson	PM				X
Corporate Credit Fund	William Zox	PM						X
	John McClain	PM				X
High Yield Fund	William Zox	PM						X
	John McClain	PM						X

The following table indicates the dollar range of shares beneficially owned in the aggregate of all Diamond Hill Funds by each of the portfolio managers, principal officers of the Trust, all other employees of the Adviser, and the Adviser’s corporate investments as of December 31, 2020.

Dollar Range of Shares in all Diamond Hill Funds
Individual	Title	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Charles Bath	Portfolio Manager						X
Christopher Bingaman	Portfolio Manager						X
Grady Burkett	Portfolio Manager						X
Austin Hawley	Portfolio Manager						X
Mark Jackson	Portfolio Manager						X
Krishna Mohanraj	Portfolio Manager					X
John McClain	Portfolio Manager						X
Aaron Monroe	Portfolio Manager						X
Nathan Palmer	Portfolio Manager						X
Rick Snowdon	Portfolio Manager						X
Henry Song	Portfolio Manager						X
Christopher Welch	Portfolio Manager						X
William Zox	Portfolio Manager						X
Micah Martin	Director of Research				X
Harsh Acharya	Research Analyst			X
Josh Barber	Research Analyst				X
Brian Bath	Research Analyst					X
Varun Gupta	Research Analyst				X
Blake Haxton	Research Analyst					X
Brian Hilderbrand	Research Analyst			X
Jayant Jangra	Research Analyst					X
Yiting Liu	Research Analyst				X
John Loesch	Research Analyst						X
Tim Myers	Research Analyst		X
Laura O'Dell	Research Analyst				X
Kavi Shelar	Research Analyst				X
Greg Sumner	Research Analyst	X
Tyler Ventura	Research Analyst					X
Scott Williams	Research Analyst				X
Tom Line	President						X
Gary Young	Chief Compliance Officer						X
Karen Colvin	Vice President and Secretary					X
Julie Roach	Treasurer				X
All other Adviser employees (collectively)	N/A						X
Adviser's Proprietary Investments	N/A						X
100% of Diamond Hill Capital Management, Inc. employees have personal ownership in Diamond Hill Funds.
Other Portfolio Manager Information
Some Portfolio Managers are also responsible for managing other account portfolios in addition to the respective Funds in which they manage. Management of other accounts in addition to the Funds can present certain conflicts of interest, including those associated with different fee structures, various trading practices, and the amount of time a Portfolio Manager may spend on other accounts versus the respective Funds they manage. The Adviser has implemented specific policies and procedures to address any potential conflicts. The Adviser’s Form ADV Part 2A contains a complete description of its policies and procedures to address conflicts of interest. Below are material conflicts of interest that have been identified and mitigated when managing other account portfolios as well as the Funds.
Performance Based Fees
The Adviser manages certain accounts for which part of its fee is based on the performance of the account/fund (“Performance Fee Accounts”). As a result of the performance-based fee component, the Adviser may receive additional revenue related to the Performance Fee Accounts. None of the Portfolio Managers receive any direct incentive compensation related to their management of the Performance Fee Accounts; however, revenues from Performance Fee Accounts management will impact the resources available to compensate Portfolio Managers and all staff.
Trade Allocation
The Adviser manages numerous accounts in addition to the Funds. When a Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transactions with the same broker on a combined or “blocked” basis. Blocked transactions can produce better execution for a Fund because of increased volume of the transaction. However, when another of the Adviser’s clients specifies that trades be executed with a specific broker (“Directed Brokerage Accounts”), a potential conflict of interest exists related to the order in which those trades are executed and allocated. As a result, the Adviser has adopted a trade allocation policy in which all trade orders occurring simultaneously among any of the Funds and one or more other accounts where the Adviser has the discretion to choose the execution broker are blocked and executed first. After the blocked trades have been completed, the remaining trades for the Directed Brokerage Accounts are then executed in random order, through the Adviser’s portfolio management software. When a trade is partially filled, the number of filled shares is allocated on a pro-rata basis to the appropriate client accounts. Trades are not segmented by investment product.
Personal Security Trading by the Portfolio Managers
The Adviser has adopted a Code of Ethics designed to: (1) demonstrate the Adviser’s duty at all times to place the interest of clients and Fund shareholders first; (2) align the interests of the Portfolio Managers with clients and Fund shareholders, and (3) mitigate inherit conflicts of interest associated with personal securities transactions. The Code of Ethics prohibits all employees of the Adviser from purchasing any individual equity or fixed income securities that are eligible to be purchased by the Funds. The Code of Ethics also prohibits the purchase of third party mutual funds in the primary Morningstar categories with which we compete. As a result, each of the Portfolio Managers are significant owners in Diamond Hill Funds, thus aligning their interest with Fund shareholders.
Best Execution and Research Services

The Adviser has controls in place for monitoring trade execution in client accounts, including reviewing trades for best execution. Certain broker-dealers that Diamond Hill uses to execute client trades are also clients of Diamond Hill and/or refer clients to Diamond Hill creating a conflict of interest. To mitigate this conflict we adopted a policy that prohibits us from considering any factor other than best execution when a client trade is placed with a broker-dealer.

Receipt of research from brokers who execute client trades involves conflicts of interest. Since Diamond Hill uses client brokerage commissions to obtain research, it receives a benefit because it does not have to produce or pay for the research, products, or services itself. Consequently, Diamond Hill has an incentive to select or recommend a broker based on its desire to receive research, products, or services rather than a desire to obtain the most favorable execution. Diamond Hill attempts to mitigate these potential conflicts through oversight of the use of commissions by its Best Execution Committee.

Other Accounts Managed by the Portfolio Managers
The following tables indicate the number of other accounts managed by each Portfolio Manager of a Fund and the other assets under management for each type of account as of December 31, 2020.

Name of Portfolio Manager	Account Category	Number of Accounts	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Charles Bath	Registered Investment Company	2	$1,596,034,995	—	$—
Portfolio Manager, Large Cap Fund; Assistant Portfolio Manager, Long-Short Fund	Other Pooled Investment Vehicles	3	$566,756,040	—	$—
	Other Accounts	100	$4,226,603,839	2	400,608,751
Christopher Bingaman	Registered Investment Company	2	$740,635,483	—	$—
Portfolio Manager, Long-Short Fund; Assistant Portfolio Manager, Mid Cap Fund	Other Pooled Investment Vehicles	—	$—	—	$—
	Other Accounts	—	$—	—	$—
Grady Burkett	Registered Investment Company	—	$—	—	$—
Portfolio Manager, Global Fund and International Fund	Other Pooled Investment Vehicles	—	$—	—	$—
	Other Accounts	—	—	—	—
Austin Hawley	Registered Investment Company	2	$1,596,034,995	—	$—
Portfolio Manager, All Cap Select Fund and Large Cap Fund	Other Pooled Investment Vehicles	3	$566,756,040	—	$—
	Other Accounts	110	$4,346,992,832	2	$400,608,751
Mark Jackson	Registered Investment Company	—	$—	—	$—
Portfolio Manager, Short Duration Securitized Bond Fund and Core Bond Fund	Other Pooled Investment Vehicles	—	$—	—	$—
	Other Accounts	3	$266,356,187	—	$—
John McClain	Registered Investment Company	—	$—	—	$—
Portfolio Manager, Corporate Credit Fund and High Yield Fund	Other Pooled Investment Vehicles	—	$—	—	$—
	Other Accounts	2	$371,327	—	—
Krishna Mohanraj	Registered Investment Company	—	$—	—	$—
Portfolio Manager, International Fund	Other Pooled Investment Vehicles	—	$—	—	$—
	Other Accounts	—	$—	—	$—
Aaron Monroe	Registered Investment Company	1	$11,268,034	—	$—
Portfolio Manager, Small Cap Fund	Other Pooled Investment Vehicles	—	$—	—	$—
	Other Accounts	1	13,196,661	—	—
Nathan Palmer	Registered Investment Company	—	$—	—	$—
Portfolio Manager, Long-Short Fund	Other Pooled Investment Vehicles	—	$—	—	$—
	Other Accounts	—	$—	—	$—
Richard Snowdon	Registered Investment Company	—	$—	—	$—
Portfolio Manager, All Cap Select Fund	Other Pooled Investment Vehicles	—	$—	—	$—
	Other Accounts	10	$120,388,992	—	$—
Henry Song	Registered Investment Company	—	$—	—	$—
Portfolio Manager, Short Duration Securitized Bond Fund and Core Bond Fund	Other Pooled Investment Vehicles	—	$—	—	$—
	Other Accounts	3	$266,356,187	—	$—
Christopher Welch	Registered Investment Company	5	$1,121,740,255	—	$—
Portfolio Manager, Small Cap Fund, Small-Mid Cap Fund and Mid Cap Fund	Other Pooled Investment Vehicles	1	$194,879,661	—	$—
	Other Accounts	12	$302,691,674	—	$—
William Zox	Registered Investment Company	—	$—	—	$—
Portfolio Manager, Corporate Credit Fund and High Yield Fund	Other Pooled Investment Vehicles	—	$—	—	$—
	Other Accounts	2	$371,327	—	$—

TRUSTEES AND OFFICERS
The names of the Trustees and officers of the Trust are shown below. Each Trustee is an independent and non-interested Trustee as defined in the 1940 Act.
Trustees

Name and Age	Position Held	Year First Elected a Trustee of the Funds[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee [2]
Tamara L. Fagely Year of Birth: 1958	Trustee	Since November 2014	Retired, January 2014 to present; Chief Operations Officer, Hartford Funds, 2012 to 2013; Chief Financial Officer, Hartford Funds, 2010 to 2012; Treasurer, Hartford Funds, 2001 to 2012.	13	Allianz Variable Insurance Products Trust and Allianz Variable Insurance Products Fund of Funds Trust, December 2017 to present; AIM ETF Products Trust, February 2020 to present
John T. Kelly-Jones Year of Birth: 1960	Trustee	Since May 2019	Retired, December 2017 to present; Partner, COO and CCO, Independent Franchise Partners, LLP June 2009 to November 2017	13	None
D'Ray Moore Year of Birth: 1959	Chairperson Trustee	Since February 2014 Since August 2007	Retired, Community Volunteer, November 2001 to present	13	Advisers Investment Trust, July 2011 to present
Nancy M. Morris Year of Birth: 1952	Trustee	Since May 2019	Retired, August 2018 to present; Chief Compliance Officer, Wellington Management Company LLP April 2012 to July 2018	13	The Arbitrage Funds, December 2018 to present; AltShares Trust, January 2020 to present
Officers

Name and Age	Position Held	Year First Elected to Current Officer Position of the Funds[1]	Principal Occupation(s) During Past Five Years
Thomas E. Line Year of Birth: 1967	President	Since May 2020	Chief Executive Officer of the Trust, November 2014 to May 2020; Chief Financial Officer of Diamond Hill Investment Group, Inc., January 2015 to present; Managing Director – Finance of Diamond Hill Investment Group, Inc., April 2014 to December 2014.
Karen R. Colvin Year of Birth: 1966	Vice President Secretary	Since November 2011 Since November 2014	Director-Fund Administration & Sales Support, Diamond Hill Capital Management, Inc., June 2009 to present.

Name and Age	Position Held	Year First Elected to Current Officer Position of the Funds[1]	Principal Occupation(s) During Past Five Years
Gary R. Young Year of Birth: 1969	Chief Compliance Officer	Since May 2020	President of the Trust, November 2014 to May 2020; Secretary of the Trust, May 2004 to November 2014; Chief Administrative Officer of the Trust, October 2010 to November 2014; Chief Risk Officer of Diamond Hill Capital Management, Inc., May 2020 to present; Chief Compliance Officer of Diamond Hill Capital Management, Inc., October 2010 to present; Controller of Diamond Hill Investment Group, Inc., April 2004 to March 2015.
Julie A. Roach Year of Birth: 1971	Treasurer	Since October 2017	Director-Fund Administration, Diamond Hill Capital Management, Inc., September 2017 to present; Assistant Treasurer - Head of Valuation Oversight, J.P. Morgan Asset Management, August 2012 to 2017.

1 Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until their resignation, removal or retirement. Trustees have a 15-year term limit. Each Officer is elected by the Trustees for a renewable 1-year term to serve the Trust or until their resignation, removal or retirement. The address for all Trustees and Officers is 325 John H. McConnell Blvd., Suite 200, Columbus, OH 43215.
2 This includes all directorships (other than those in the Trust) that are held by each Trustee as a director of a public company or a registered investment company.
Fund Shares Owned By Trustees As Of December 31, 20201,2

Name of Trustee	Dollar Range of Equity Securities in the Trust.[1,2]						Aggregate Dollar Range of Shares Owned in All Funds Within the Trust Overseen by Trustee
	Diamond Hill Small Cap Fund	Diamond Hill Small-Mid Cap Fund	Diamond Hill Large Cap Fund	Diamond Hill Long- Short Fund	Diamond Hill Short Duration Securitized Bond Fund	Diamond Hill Corporate Credit Fund
Tamara L. Fagely	None	None	None	None	Over $100,000	None	Over $100,000
John T. Kelly-Jones	$10,001-$50,000	None	$50,001-$100,000	$10,001-$50,000	None	None	Over $100,000
D’Ray Moore	None	Over $100,000	None	Over $100,000	None	Over $100,000	Over $100,000
Nancy M. Morris	None	$10,001-$50,000	$10,001-$50,000	None	$10,001-$50,000	$10,001-$50,000	Over $100,000
1 Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000.
2 None of the Trustees owned shares of the Mid Cap Fund, Large Cap Concentrated Fund, All Cap Select Fund, Global Fund, International Fund, Core Bond Fund or High Yield Fund.

The compensation paid to the Trustees for the fiscal year ended December 31, 2020 is set forth in the following table:
COMPENSATION TABLE

Trustee	Aggregate Compensation*	Pension or Retirement Benefits Accrued as Part of Fund Expense	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Trustee
Tamara L. Fagely	$110,500	None	None	$110,500
John T. Kelly-Jones	106,500	None	None	106,500
D’Ray Moore, Chairperson	118,500	None	None	118,500
Nancy M. Morris	106,500	None	None	106,500

* The Trustees are compensated for their services to the Funds by Diamond Hill Capital Management, Inc. as part of the Administration Agreement. Former Trustees, Peter Sundman (resigned) and Elizabeth Kessler (term ended) were paid $108,500 and $97,375, respectively, during the fiscal year ended December 31, 2020.
The Trust has a policy that all of Trustee Compensation, except for that required to meet any tax liability resulting from the receipt of Trustee Compensation, must be invested in the Diamond Hill Funds and remain invested for the entire term of their trusteeship.
The Board has two standing committees: an Audit Committee and a Nominating and Governance Committee. All Trustees are members of the Audit Committee and Nominating and Governance Committee.
The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and to act as a liaison between the Trust’s independent registered public accounting firm and the full Board of Trustees. The Audit Committee held two regularly scheduled meetings during the fiscal year ended December 31, 2020. Tamara L. Fagely serves as the Chairperson of the Audit Committee and is designated as the Audit Committee’s financial expert.
The Nominating and Governance Committee’s function is to nominate candidates for election to the Board of Trustees, make nominations for membership on all committees and review committee assignments at least annually. The Committee also reviews as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee makes recommendations for any such action to the full Board. The Committee also considers candidates for trustees nominated by shareholders. Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust at the Trust’s address and the shareholder communication will be forwarded to the Committee Chairperson for evaluation. The Nominating and Governance Committee held one regularly scheduled meeting during the fiscal year ended December 31, 2020. Nancy Morris serves as the Chair of the Nominating and Governance Committee.
As of January 31, 2021, the Trustees and Officers of the Trust as a group owned less than 1% of all of the classes of all of the Funds.
The Trust and the Adviser have each adopted a Code of Ethics (together, the “Codes”) under Rule 17j-1 of the 1940 Act. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Funds, with the exception of Adviser personnel as described in “Personal Security Trading by the Portfolio Managers.” You may obtain a copy of the Codes from the Securities and Exchange Commission’s EDGAR web site or by calling the Funds at 1-888-226-5595.
Proxy Voting Policies and Procedures
General Policy
The Trust has delegated proxy voting responsibilities with respect to each of the Funds to the Adviser, subject to the general oversight of the Board. The Adviser has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, consistent with its fiduciary obligations and the Proxy Policy has been approved by the Trustees of the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Funds. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised prudently and solely in the best economic interests of the Funds and their shareholders considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Any conflict between the interests of the Funds’ shareholders, on one hand, and those of the Adviser or principal underwriter on the other will be reported to the Board and the Board will provide direction to the Adviser on how to vote the proxy.
The Proxy Policy sets forth the Adviser’s voting guidelines. The guidelines contain information about the key objectives in voting proxies, various client and Adviser decision methods, conflicts of interest, general voting principles, and detailed explanations on how the Adviser will typically vote on certain matters that are typically up for shareholder vote. Each vote is ultimately determined on a case-by-case basis, taking into consideration all relevant facts and circumstances at the time of the vote.
How to Obtain More Information
Investors may obtain a copy of the Proxy Policy by writing to the Trust at 325 John H. McConnell Boulevard, Suite 200, Columbus, OH 43215 or by calling the Trust at 888-226-5595. Information about how the Funds voted proxies relating to portfolio securities for the 12 month period ended June 30th is available without charge, upon request, by calling the Trust at 888-226-5595, via a link on the Funds’ website, www.diamond-hill.com, and on the SEC’s website at http://www.sec.gov.
OTHER INFORMATION CONCERNING THE BOARD OF TRUSTEES
Leadership Structure and Board of Trustees
The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. All of the Trustees on the Board are independent of and not affiliated with the Adviser or its affiliates. The same Trustees serve all thirteen Funds and have delegated day to day operation to various service providers whose activities they oversee. The Trustees have also engaged legal counsel (who is also legal counsel to the Trust) that is independent of the Adviser or its affiliates to advise them on matters relating to their responsibilities in connection with the Trust. The Trustees meet separately in an executive session on a quarterly basis and meet separately in executive session with the Funds’ Chief Compliance Officer at least annually. On an annual basis, the Board conducts a self-assessment and evaluates its structure. Consistent with Diamond Hill’s governing principles, each of the Diamond Hill Funds’ Trustees is a significant owner of the Funds with other shareholders (see table set forth above), which is designed to align their interests with those of shareholders. The Board has determined that the leadership and committee structure is appropriate for the Trust and allows the Board to effectively and efficiently evaluate issues that impact the Trust as a whole as well as issues that are unique to each Fund.
Board Oversight of Risk
    The Funds are subject to a number of risks, including investment, compliance, operational and financial risks, among others. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and committee activities. Day-to-day risk management with respect to the Funds resides with the Adviser or other service providers, subject to supervision by the Adviser. The Board oversees efforts by management and service providers to manage the risk to which the Funds may be exposed. For example, the Board meets with portfolio managers and receives regular reports regarding investment risk. The Board meets with the Chief Compliance Officer of the Trust and receives regular reports regarding compliance and regulatory risks. In addition, the Board meets with the Chief Compliance Officer of the Trust in Executive Session on a quarterly basis. The Audit Committee meets with the Trust’s Treasurer and receives regular reports regarding fund operations and risks related to the valuation, liquidity, and overall financial reporting of the Funds. From its review of these reports and discussions with management, the Board learns in detail about the material risks to which the Funds are exposed, enabling a dialogue about how management and service providers manage and mitigate those risks.
    Not all risks that may affect a Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates, or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors, a Fund’s ability to manage risk is subject to substantial limitations. The Trustees believe that their current oversight approach is an appropriate way to manage risks facing the Funds, whether investment, compliance, financial, or otherwise. The Trustees may, at any time in their discretion, change the manner in which they conduct risk oversight of the Funds.
Trustee Attributes
    The Board believes each of the Trustees has demonstrated leadership abilities and possesses experience, qualifications, and skills valuable to the Funds. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them.

    Below is additional information concerning each particular Trustee and his/her attributes. The information provided below, and in the chart above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, the ability to work together and the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems or develop solutions.
Tamara L. Fagely was a business executive for a large mutual fund complex for over 20 years leading back office operations that included administration, fund accounting, financial reporting, transfer agent, and technology. Her experience included roles as Treasurer, Chief Financial Officer, and Chief Operations Officer. In addition, Ms. Fagely has management experience in broker/dealer operations and as an audit manager conducting audits of financial service organizations and mutual funds. Ms. Fagely currently serves on the boards of other registered investment companies. Ms. Fagely brings a detailed knowledge of the mutual fund industry and financial expertise to the Board.
John T. Kelly-Jones has more than 20 years’ experience in the investment management industry. Mr. Kelly-Jones was a founding partner, Chief Operations Officer and Chief Compliance Officer of Independent Franchise Partners, LLP (“IFP”), a registered investment adviser, overseeing all operational functions and establishing four funds of different structures. Mr. Kelly-Jones also previously served on the board of one of IFP’s Irish variable capital funds and of one U.S. private investment fund. In addition, he served in various roles and capacities at Morgan Stanley Asset Management, London from September 2002 through June 2009. His experience included working with mutual fund firms and investment advisers. Mr. Kelly-Jones exhibits excellent communication skills, as well as an ability to work effectively with others. Finally, Mr. Kelly-Jones brings a diversity of viewpoint, background and experience to the Board.
D’Ray Moore worked for a major service provider to investment managers and mutual funds for more than 10 years, including as a Senior Vice President for European relationship management. Her expertise in mutual fund operations enables Ms. Moore to bring a unique perspective to service provider oversight for the Trust. Ms. Moore currently serves on the board of another registered investment company. In addition to Ms. Moore's experience serving as an Independent Trustee for other mutual funds, she has 10 years of experience in banking and financial services, including retail investment sales and sales management.
Nancy M. Morris has more than 30 years’ experience and leadership within the investment management industry, most recently as Chief Compliance Officer of Wellington Management Company LLP. During the course of her career, Ms. Morris served as Secretary of the Securities and Exchange Commission and as Deputy Chief Counsel in the Division of Investment Management. Her experience includes addressing investment company regulatory and compliance matters affecting mutual fund firms and investment advisers. Ms. Morris currently serves on the boards of other registered investment companies. Ms. Morris exhibits excellent communication skills, possesses the ability to work collaboratively, and provides diversity of viewpoint and background.

PORTFOLIO TRANSACTIONS AND BROKERAGE
Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for each Fund’s portfolio decisions and the placing of each Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for a Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. All shareholders bear the costs when executing portfolio transactions in a Fund.
The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to a Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.
Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom a Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Funds. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Funds under the Management Agreement.
While the Funds do not deem it practicable and in their best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers. A Fund has no obligation to deal with any broker or dealer in the execution of its transactions.
Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.
The Adviser has entered into Client Commission Agreements with broker/dealers that are involved from time to time in executing, clearing, or settling securities transactions on behalf of the Funds (“CCA Brokers”) that provide for the CCA Brokers to pay a portion of the commissions paid by a Fund for securities transactions (“CCA Commissions”) to providers of research services.
Because these research service providers may play no role in executing client securities transactions, any research prepared by that research service provider may constitute third party research. Adviser may use brokerage commissions, including CCA Commissions, from a Fund’s portfolio transactions to acquire research, subject to the procedures and limitations provided in this section.
From time to time, the Adviser prepares a list of providers of research services that have been deemed by the Adviser to provide valuable research (“Research Firms”) as determined by Adviser’s investment staff. CCA Brokers are eligible to be included in the list of Research Firms. All trades with Research Firms will be effected in accordance with Adviser’s obligation to seek best execution for its client accounts. The Adviser uses a vote by its investment staff as a guide for allocating CCA Commissions. Compensation for research may also be made pursuant to commissions paid on trades executed by a Research Firm who is registered as a broker/dealer (“Research Broker”). Under normal circumstances, CCA Brokers are compensated for research solely through trade commissions. To the extent that payments for research to a Research Broker other than a CCA Broker are made pursuant to trade commissions, the Adviser will reduce the amount of CCA Commissions to be paid to that Research Broker for its research. However, the Adviser will reduce the amount of CCA Commissions to be paid to that Research Broker by less than the full amount of trade commissions paid to that Research Broker. Neither the Adviser nor the Funds has an obligation to any Research Firm if the amount of trade commissions and CCA Commissions paid to the Research Firm is less than the applicable non-binding target. The Adviser reserves the right to pay cash to a Research Firm from its own resources in an amount the Adviser determines in its discretion.

The products and services acquired by the Adviser in connection with such arrangements is intended to comply with Section 28(e) of the Securities Act of 1934, as amended, and the SEC’s related interpretive guidance. The Adviser will not cause a Fund or its clients to use trade commissions or CCA Commissions for purposes other than for eligible research and brokerage services or products.
When a Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for a Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. Transactions of advisory clients (including the Funds) may also be blocked with those of the Adviser. The Adviser and its affiliates will be permitted to participate in the blocked transaction only after all orders of advisory clients (including the Funds) are filled.
In certain circumstances, such as a buy in for failure to deliver, the Adviser is not able to select the broker/dealer who will transact to cover the failure. For example, if a Fund sells a security short and is unable to deliver the securities sold short the broker/dealer through whom the Fund sold short must deliver securities purchased for cash, i.e., effect a buy-in, unless it knows that the Fund either is in the process of forwarding the securities to the broker/dealer or will do so as soon as possible without undue inconvenience or expense. Similarly, there can also be a failure to deliver in a long transaction and a resulting buy-in by the broker/dealer through whom the securities were sold. If the broker/dealer effects a buy-in, the Adviser will be unable to control the trading techniques, methods, venues or any other aspect of the trade used by the broker/dealer.
The Adviser may not give consideration to sales of shares of the Funds as a factor in selecting brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell Fund shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.
The Funds paid the following brokerage commissions for the following fiscal periods:

	Fiscal Year Ended December 31, 2020	Fiscal Year Ended December 31, 2019	Fiscal Year Ended December 31, 2018
Small Cap Fund	$372,691	$539,707	$294,245
Small-Mid Cap Fund	752,678	351,377	486,387
Mid Cap Fund	107,363	68,329	17,967
Large Cap Fund	1,313,669	715,268	1,019,296
All Cap Select Fund	170,044	101,419	163,658
Long-Short Fund	1,379,369	1,334,852	1,574,239
Global Fund	31,131	10,462	19,385
International Fund(1)	19,433	9,249	N/A
Short Duration Securitized Bond Fund	0	0	0
Core Bond Fund	0	0	0
Corporate Credit Fund	0	0	0
High Yield Fund	0	0	0
(1) The Fund commenced operations on July 1, 2019.
During the last fiscal year, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed the brokerage transactions of certain funds to brokers because of research services provided. The following table indicates the funds that entered into these transactions, the amount of these transactions and related commission paid during the period.

Fund	Amount of Transactions to Brokers Providing Research	Related Commissions
Small Cap Fund	$264,022,763	$179,443
Small-Mid Cap Fund	614,537,750	451,358
Mid Cap Fund	105,450,181	59,244
Large Cap Fund	1,856,837,140	656,227
All Cap Select Fund	159,654,557	92,275
Long-Short Fund	1,903,121,246	717,963
Global Fund	7,426,287	3,946
International Fund	3,013,278	3,471
Total	$4,914,063,202	$2,163,927
Securities of Regular Broker-Dealers
The table below presents information regarding the securities of the Funds’ regular broker-dealers (or the parent of the regular broker-dealer) that were held by the Funds as of December 31, 2020.

Fund	Regular Broker Dealer	Holdings ($000s)
Small Cap Fund	None	None
Small Mid Cap Fund	None	None
Mid Cap Fund	None	None
Large Cap Fund	Bank of America Corp.	$228,078
	JP Morgan Chase & Co.	$114,747
	Morgan Stanley	$145,216
All Cap Select Fund	None	None
Long-Short Fund	Citigroup, Inc.	$76,649
	Bank of America Corp.	$39,893
	Morgan Stanley	$30,304
	JP Morgan Chase & Co.	$15,057
Global Fund	JP Morgan Chase & Co.	$374
	Morgan Stanley	$330
International Fund	None	None
Short Duration Securitized Bond Fund	Goldman Sachs & Co.	$10,274
	Citigroup, Inc.	$9,689
	Credit Suisse AG	$4,302
	JP Morgan Chase & Co.	$755
Core Bond Fund	JPMorgan Chase & Co.	$2,907
	Goldman Sachs & Co.	$2,688
	Citigroup, Inc.	$2,365
	Bank of America Corp	$1,863
	Wells Fargo & Co.	$1,594
	Credit Suisse AG	$522
Corporate Credit Fund	None	None
High Yield Fund	None	None

Portfolio Holdings Disclosure

The Funds disclose portfolio holdings as described in the Prospectus. After such information is released to the public as described in the Prospectus, it may be included in marketing materials, advertisements and presentations. In addition to the policies described in the Prospectus, the Funds may release or authorize the release of portfolio holdings that are not publicly available for legitimate business purposes, provided that such disclosure is approved by the President and Treasurer of the Trust. The Funds currently have ongoing arrangements to disclose portfolio holdings information to third party service providers of the Funds or the Adviser and to rating or reporting agencies, or data or portfolio analysis firms, which include:
Cohen & Company, Ltd., the Funds’ independent registered public accounting firm
Financial printers
State Street Bank and Trust Company, the custodian
Thompson Hine LLP, legal counsel
Ultimus Fund Solutions, LLC, the sub-fund accountant

ACA Compliance Group
Bloomberg L.P.
Broadridge
Compliance Solutions Strategies
Factset Research Systems, Inc
Global Trading Analytics
ICE Data Services
Institutional Shareholder Services
Morningstar, Inc.
SS&C Eze and SS&C Advent
Synthesis Technology LLC
The Yield Book, Inc.

Disclosure of the Funds’ daily portfolio holdings as an exception to the Funds’ normal business practice may be made, provided that the disclosure is deemed to be in the best interests of shareholders and the party receiving the portfolio holdings signs a confidentiality agreement or the policies of the recipient are determined to be adequate to protect the integrity and confidentiality of the information. In no event shall portfolio holdings information be disclosed for compensation. In order to avoid conflicts of interest between the Funds’ shareholders and the Adviser, any exceptions must be approved in writing by the Funds’ President and Treasurer and any such exceptions granted will be presented to the Board of Trustees on a quarterly basis for their review.
In addition, separate account, model delivery programs and unregistered products clients (“Other Accounts”) of the Adviser have same day access to their portfolio holdings, and their advisors have access to representative portfolio holdings and may grant same day access to these portfolio holdings to their clients, their investors, and/or to one or more affiliated and unaffiliated service providers.  In addition, information about non-public portfolio holdings information attributable to Other Accounts managed or advised by the Adviser may be available to one or more affiliated or unaffiliated service providers to those accounts.  Some of the Other Accounts have substantially similar, or in some cases nearly identical, portfolio holdings to certain Funds. These Other Accounts are not subject to the portfolio holdings disclosure policies of the Funds to which they are similar and may disclose their similar or nearly identical portfolio holdings information in different forms and at different times than the Funds.
Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending December 31 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of each month will be filed on Form N-PORT; and (iii) portfolio holdings as of the end of the six-month period ending June 30 will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSR and Form N-PORT (at quarter-end) will be available on the SEC’s website at www.sec.gov. No later than 60 days after the end of each month, each fund will make available a complete uncertified schedule of its portfolio holdings as of the last day of that month. In addition to this monthly disclosure, each fund may also make publicly available its portfolio holdings at other dates as determined from time to time.

DISTRIBUTION PLAN
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act, applicable to its Investor shares, which permits its Funds to pay for certain distribution and promotion activities related to marketing their shares. Pursuant to the Plan, each Fund will pay its principal underwriter a fee for the principal underwriter’s services in connection with the sales and promotion of the Fund, including its expenses in connection therewith, at an annual rate of 0.25% of the average daily net assets of the Investor shares. Payments received by the principal underwriter pursuant to the Plan may be greater or less than distribution expenses incurred by the principal underwriter with respect to the applicable class and are in addition to fees paid by each Fund pursuant to the Management Agreement and the Administration Agreement. The principal underwriter may in turn pay others for distribution and shareholder servicing as described below.
Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of Shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of Shares, or that hold Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to a Fund and its shareholders, or for rendering shareholder support services, including allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may request; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plans) who engage in or support distribution of Shares; (c) costs of preparing, printing and distributing Fund prospectuses and statements of additional information and reports for recipients other than existing Fund shareholders; (d) costs of formulating and implementing marketing and promotional activities, including sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may deem advisable; and (g) costs of implementing and operating the Plan. The Funds do not participate in any joint distribution activities with other mutual funds outside of the Trust.
The Trustees expect that the Plan will encourage distribution of the Funds’ Investor shares. It is also anticipated that an increase in the size of a Fund will facilitate more efficient portfolio management and assist a Fund in seeking to achieve its investment objective.
The Plan has been approved by the Funds’ Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and a Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the applicable class. Any amendment increasing the maximum percentage payable under a Plan or other material change must be approved by a majority of the outstanding shares of the applicable class, and all other material amendments to a Plan or any related agreement must be approved by a majority of the independent Trustees. Diamond Hill Capital Management (DHCM) and its employees may benefit indirectly from payments received under certain of the Plan.
The tables below state the amounts paid under the Trust’s distribution plan for Investor shares for the identified goods and services during the fiscal year ended December 31, 2020.

DISTRIBUTION PLAN EXPENSES

	Commissions & Trails paid to Non-affiliated broker dealers(1)	Reimbursement to DHCM for distribution related expenses	Total
Investor
Small Cap Fund	$207,238	$98,940	$306,178
Small-Mid Cap Fund	316,410	56,055	372,465
Mid Cap Fund	66,664	4,606	71,270
Large Cap Fund	2,174,942	389,240	2,564,182
All Cap Select Fund	18,967	2,732	21,699
Long-Short Fund	339,755	103,433	443,188
Global Fund	65	228	293
International Fund	344	218	562
Short Duration Securitized Bond Fund	68,897	59,139	128,036
Core Bond Fund	19,755	10,486	30,241
Corporate Credit Fund	170,239	175,199	345,438
High Yield Fund	29,374	33,875	63,249

(1)Investor shares (previously Class A) were subject to a front-end sales charge, as applicable, through February 26, 2021.

Financial Intermediaries
The Funds have authorized certain financial intermediaries to accept purchase and redemption orders on their behalf. A Fund will be deemed to have received a purchase or redemption order when a financial intermediary or its designee accepts the order. These orders will be priced at the NAV next calculated after the order is accepted.
The Adviser does not consider a financial intermediary’s sale of shares of the Funds when selecting brokers or dealers to effect portfolio transactions for the Funds.
Payment of Additional Cash Compensation
On occasion, the Adviser may make payments out of its resources and legitimate profits, which may include profits the Adviser derives from investment advisory fees paid by the Funds, to financial intermediaries as incentives to market the Funds, to cooperate with the Adviser’s promotional efforts, or in recognition of the provision of administrative services and marketing and/or processing support. These payments are often referred to as “additional cash compensation” or “revenue sharing” and are in addition to the sales charges and Rule 12b-1 fees. The payments are made pursuant to agreements between financial intermediaries and the Adviser and do not affect the price investors pay to purchase shares of a Fund, the amount a Fund will receive as proceeds from such sales, or the amount of Rule 12b-1 fees and other expenses paid by a Fund.
Additional cash compensation payments may be used to pay financial intermediaries for: (a) transaction support, including any one-time charges for establishing access to Fund shares on particular trading systems (known as “platform access fees”); (b) program support, such as expenses related to including the Funds in retirement programs, fee-based advisory or wrap fee programs, fund supermarkets, bank or trust company products, and/or insurance programs (e.g., individual or group annuity contracts); (c) placement by a financial intermediary on its offered, preferred, or recommended fund list; (d) marketing support, such as providing representatives of the Adviser access to sales meetings, sales representatives and management representatives; (e) firm support, such as business planning assistance, advertising, and assistance with educating sales personnel about the Funds and shareholder financial planning needs; and (f) providing other distribution-related or asset retention services. Additional cash compensation payments generally are structured as basis point payments on assets, gross or net sales or, in the case of platform access fees, fixed dollar amounts.

For the year ended December 31, 2020, the following broker-dealers offering shares of the Funds, and/or their respective affiliates, received or will receive in the future additional cash compensation or similar distribution related payments from the Adviser for providing marketing and program support, administrative services, and/or other services as described above:
Ameriprise Financial Services, Inc.
Charles Schwab & Co., Inc.
Fidelity Investments Institutional Operations Company, Inc.
John Hancock Life Insurance Company of New York
John Hancock Life Insurance Company (U.S.A.)
Merrill Lynch, Pierce, Fenner and Smith, Inc.
Morgan Stanley Smith Barney LLC
National Financial Services LLC
Nationwide Financial Services, Inc.
Pershing LLC
PNC Investments LLC
Principal Life Insurance Company
Transamerica
UBS Financial Services, Inc.
Waddell & Reed, Inc.
Wells Fargo Advisors, LLC
Any additions, modifications, or deletions to this list that may have occurred since December 31, 2020 are not reflected. In addition to member firms of the Financial Industry Regulatory Authority, the Adviser also reserves the ability to make payments, as described above, to other financial intermediaries that sell or provide services to the Funds and shareholders, such as banks, insurance companies, and plan administrators. These firms are not included in this list and may include affiliates of the Adviser. You should ask your financial intermediary whether it receives additional cash compensation payments, as described above, from the Adviser.
The Adviser may also pay non-cash compensation to financial intermediaries and their representatives in the form of (a) occasional gifts; (b) occasional meals, tickets or other entertainment; and/or (c) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.
DETERMINATION OF SHARE PRICE
The price of the shares of a Fund is based on the Fund’s net asset value per share (“NAV”) next determined after the order is received. The NAV is calculated at the close of trading (normally 4:00 p.m., Eastern time (“ET”)) on each day the New York Stock Exchange (the “NYSE”) is open for business (“open business day”). Should the NYSE experience an unexpected market closure or restriction on trading during or on what is expected to be an open business day, the Fund will make a determination whether to calculate the NAV at the times as described above (and value the securities as described below in this Statement of Additional Information and in the prospectus) or to suspend the determination of the NAV based on available information at the time of or during the unexpected closure or restriction on trading. Purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes, or on a day on which the NYSE is not open for trading, will be effective on the next open business day thereafter on which the NYSE is open for trading, and the offering price will be based on the Fund’s NAV at the close of trading on that day.
A separate NAV is calculated for each share class of a Fund. The NAV for a class is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received), allocable to that class minus liabilities (including accrued expenses) allocable to that class, by the total number of that class’s shares outstanding.
U.S. Equity Securities
U.S. equity securities (including options, rights, warrants, futures, and options on futures) traded in the over-the-counter market or on a primary exchange shall be valued at the closing price as determined by the primary exchange, typically at 4:00 p.m. ET. If no sale occurred on the valuation date, the securities will be valued at the latest bid quotations for a long position or at the last quoted ask price for a short position as of the closing of the primary exchange, typically at 4:00 p.m. ET. Securities for which quotations are either (1) not readily available or (2) determined by the Valuation & Liquidity Committee to not accurately reflect their value are valued at their fair value using procedures approved by the Board of Trustees. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available market quotations. Securities traded on more than one exchange will first be valued at the last sale price on the principal exchange, and then the secondary exchange. The NASDAQ National Market System is considered an exchange. Mutual fund investments will be valued at the most recently calculated (current day) NAV.

Non-U.S. and U.S. Fixed Income Securities
Fixed income securities shall be valued at an evaluated bid price, generally as of 4:00 p.m. ET, provided by an independent pricing service approved by the Board of Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as trading activity, readily available market quotations (including broker quotes), yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data.
These securities are generally considered to be fair valued; however, because the prices are provided by an independent approved pricing service, the fair value procedures approved by the Board of Trustees need not be applied. Securities with less than 61 days to maturity may be valued at amortized cost. Amortized cost shall not be used if the use of amortized cost would be inappropriate due to credit or other impairments of the issuer.
Securities for which quotations are either (1) not readily available, (2) not provided by an approved pricing service or broker, or (3) determined by the Valuation & Liquidity Committee to not accurately reflect their value, are valued at their fair value using procedures approved by the Board of Trustees.
Non-U.S. Equity Securities
To the fullest extent possible, equity securities that are traded on a non-U.S. securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation. If no sale occurred on the valuation date, the securities will be valued at the latest bid quotations for a long position or at the last quoted ask price for a short position as of the closing of the primary exchange. Securities for which quotations are either (1) not readily available or (2) determined by the Valuation & Liquidity Committee to not accurately reflect their value are valued at their fair value using procedures approved by the Board of Trustees. Non-U.S. securities, currencies and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. Dollar, as of valuation time, as provided by an independent pricing service approved by the Board.
The Trust may, at the direction of the Trustees, use a fair value service to adjust the prices of non-U.S. securities that are traded on non-U.S. exchanges in order to reflect the price impacts of events occurring after such non-U.S. exchanges close and the time the Funds' net asset values are calculated that may affect the values of such securities.
TAXES
The following discussion of certain U.S. federal income tax consequences is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. Each shareholder should consult a qualified tax advisor regarding the tax consequences of an investment in a Fund. The tax considerations relevant to a specific shareholder depend upon the shareholder’s specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Trust or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the U.S. federal income tax regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).
Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, each Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, to the extent such amounts are distributed to shareholders in accordance with the applicable timing requirements.
Each Fund intends to distribute substantially all of its net investment income (including any excess of net short-term capital gains over net long-term capital losses) and net capital gain (that is, any excess of net long-term capital gains over net short-term capital losses) in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Net capital gain for a fiscal year is computed by taking into account any capital loss carry forward of the Fund.
To be treated as a regulated investment company under Subchapter M of the Code, each Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or non-U.S. currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities

(for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.
If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it may be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. However, distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.
As a regulated investment company, the Trust is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. While each Fund intends to distribute its ordinary income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that a Fund indeed will make sufficient distributions to avoid entirely the imposition of federal excise or income taxes on the Fund.
The following discussion of U.S. federal income tax consequences is for the general information of shareholders that are U.S. persons subject to tax. Shareholders that are IRAs or other qualified retirement plans generally are exempt from income taxation under the Code. Shareholders that are non-U.S. persons, IRAs or other qualified retirement plans should consult their own tax advisors regarding the tax consequences of an investment in a Fund.
Distributions of taxable net investment income (including the excess of net short-term capital gain over net long-term capital loss) generally are taxable to shareholders as ordinary income. However, distributions by a Fund to a non-corporate shareholder may be subject to income tax at the shareholder’s applicable tax rate for long-term capital gain, to the extent that the Fund receives qualified dividend income on the securities it holds, the Fund properly designates the distribution as qualified dividend income, and the Fund and the non-corporate shareholder receiving the distribution meet certain holding period and other requirements. Distributions of taxable net investment income (including qualified dividend income) may be subject to an additional 3.8% Medicare tax as discussed below.
Distributions of net realized capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Under current law, capital gain dividends recognized by a non-corporate shareholder generally will be taxed at a maximum rate of 20%. Capital gains of corporate shareholders are taxed at the same rate as ordinary income.
Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. All distributions of taxable net investment income and net realized capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.
Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in the shareholder’s Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.
Under the Code, the Funds will be required to report to the Internal Revenue Service all distributions of taxable income and net realized capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net realized capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax (currently, at a rate of 28%) in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Trust is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.
An additional 3.8% Medicare tax generally will be imposed on certain net investment income (including ordinary dividends, qualified dividend income and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that any such person’s “modified and adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Payments to a shareholder that is either a non-U.S. financial institution (“FFI”) or a non-financial non-U.S. entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2018. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of non-U.S. financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a non-U.S. entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
Shareholders should consult their tax advisors about the application of federal, state, local and non-U.S. tax law in light of their particular situation.
Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.
As of the end of tax year ended December 31, 2020, the Funds have capital loss carry forwards (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year. Post-effective CLCFs can be carried forward indefinitely.
CLCFs not subject to expiration:

	Small-Mid Cap Fund	Mid Cap Fund	All Cap Select Fund	Long-Short Fund
No expiration – short-term	$3,354,892	$8,184,019	$54,851	$117,296
No expiration – long-term	—	4,141,173	—	—
	$3,354,892	$12,325,192	$54,851	$117,296

	Global Fund	International Fund	Short Duration Securitized Bond Fund
No expiration – short-term	$596,082	$112,610	$4,821,867
No expiration – long-term	1,546,155	87,146	2,442,921
	$2,142,237	$199,756	$7,264,788
During the year ended December 31, 2020, All Cap Select Fund utilized $2,023,670 of short-term CLCFs and $2,116,104 of long-term CLCFs to offset current year realized gains, and Core Bond Fund utilized $68,818 of short-term CLCFs and $124,361 of long-term CLCFs to offset current year realized gains. Pre-merger short-term CLCFs of $172,233, which were acquired by Long-Short Fund from Research Opportunities Fund, are subject to annual limitations under Sections 381-384 of the Code. The amount utilized for the year ended December 31, 2020, was $54,937 to offset current year gains.

CUSTODIAN
State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116 is the Custodian for each Fund’s investments. The Custodian acts as each Fund’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at each Fund’s request and maintains records in connection with its duties.

SUB-FUND ACCOUNTING AGENT AND SUB-TRANSFER AGENT
Pursuant to a Master Services Agreement entered into between Ultimus Fund Solutions, LLC (“Ultimus”) and the Adviser, Ultimus acts as the Funds’ sub-fund accounting agent and, in such capacity, maintains the books and records of the Funds, calculates the net asset value per share of each class, calculates investment performance and prepares all financial statements and regulatory filings. Pursuant to the Master Services Agreement, Ultimus also acts as the Funds’ sub-transfer agent and, in such capacity, maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. Fees of Ultimus under the Master Services Agreement are paid by the Adviser pursuant to the Administration Agreement.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The firm of Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, has been selected as independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2021. Cohen & Company, Ltd. performs an annual audit of the Funds’ financial statements and advises the Funds as to certain accounting matters.
DISTRIBUTOR
Foreside Financial Services, LLC, located at Three Canal Plaza, Suite 100, Portland, ME 04101 (the “Distributor”), is the Trust’s principal underwriter and exclusive agent for distribution of the Funds’ shares. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust. The Distributor does not receive compensation from the Funds for its Distribution services. The Adviser pays the Distributor a fee for certain distribution-related services.

SECURITIES LENDING AGENT
    State Street Bank and Trust Company (“State Street”) serves as the securities lending agent to the Funds. As the securities lending agent, State Street is responsible for the implementation and administration of the securities lending program pursuant to a Securities Lending Authorization Agreement (“Securities Lending Agreement”). State Street acts as agent to the Funds to lend available securities with any person on its list of approved borrowers, including State Street and certain of its affiliates. State Street determines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower. State Street ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to the Fund’s relevant account on the date such amounts are delivered by the borrower to State Street. State Street receives and holds, on the Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. State Street marks loaned securities and collateral to their market value each business day based upon the market value of the collateral and loaned securities at the close of business employing the most recently available pricing information and receives and delivers collateral in order to maintain the value of the collateral at no less than 100% of the market value of the loaned securities. At the termination of the loan, State Street returns the collateral to the borrower upon the return of the loaned securities to State Street. State Street invests cash collateral in accordance with the Securities Lending Agreement. State Street maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Funds a monthly statement describing the loans made, and the income derived from the loans, during the period. State Street performs compliance monitoring and testing of the securities lending program and provides quarterly report to the Fund’s Board of Trustees.
The Funds earned income and paid fees and compensation to service providers related to their securities lending activities during the most recent fiscal year:

		Fees and/or compensation for securities lending activities and related services:
	Gross income from securities lending activities	Fees paid to securities lending agent from revenue split	Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebates (paid to borrowers)	Other fees not included in revenue split	Aggregate fees for securities lending activities	Net income from securities lending activities
Small Cap Fund	$242,959	$(34,522)	$(3,438)	$—	$—	$(66,349)	$—	$(104,309)	$138,650
Small-Mid Cap Fund	497,853	(70,560)	(10,443)	—	—	(133,536)	—	(214,539)	283,314
Mid Cap Fund	25,341	(2,578)	(831)	—	—	(11,598)	—	(15,007)	10,334
Large Cap Fund	284,099	(33,223)	(9,240)	—	—	(109,055)	—	(151,518)	132,581
All Cap Select Fund	58,563	(6,678)	(2,013)	—	—	(23,116)	—	(31,807)	26,756
Long-Short Fund	3,463,438	(221,347)	(177,087)	—	—	(1,809,206)	—	(2,207,640)	1,255,798
Global Fund	5,208	(495)	(185)	—	—	(2,534)	—	(3,214)	1,994
International Fund	3,454	(367)	(157)	—	—	(1,358)	—	(1,882)	1,572
Short Duration Securitized Bond Fund	94,082	(4,341)	(2,559)	—	—	(69,680)	—	(76,580)	17,502
Core Bond Fund	55,490	(7,031)	(3,887)	—	—	(16,500)	—	(27,418)	28,072
Corporate Credit Fund	214,107	(30,896)	(14,503)	—	—	(45,123)	—	(90,522)	123,585
High Yield Fund	22,333	(3,725)	(2,279)	—	—	(1,468)	—	(7,472)	14,861

PRINCIPAL HOLDERS OF OUTSTANDING SHARES
As of January 31, 2021, the following persons owned of record 5% or more of a class of each Fund’s outstanding shares. Class A shares below are now Investor shares as of February 28, 2021. A person owning of record, for the benefit of others, more than 25% of a class of a Fund’s outstanding shares may be deemed to control the class or Fund. A controlling shareholder can control the outcomes of proposals submitted to shareholders for approval.

SHAREHOLDER NAME AND ADDRESS	% OWNERSHIP
DIAMOND HILL SMALL CAP FUND - CLASS A
CHARLES SCHWAB FOR THE EXCLUSIVE BENEFIT OF CLIENTS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	33.27%
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	7.65%
NATIONWIDE LIFE INSURANCE COMPANY/DCVA C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029	6.23%

DIAMOND HILL SMALL CAP FUND - CLASS I
CHARLES SCHWAB FOR THE EXCLUSIVE BENEFIT OF CLIENTS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	26.27%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131	22.08%
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS, MN 55402-4400	7.12%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	6.58%
WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET SAINT LOUIS, MO 63103	6.23%

DIAMOND HILL SMALL CAP FUND - CLASS Y
WELLS FARGO BANK NA FBO/JFGP ENDOWED LT FUND PO BOX 1533 MINNEAPOLIS, MN 55480	13.38%
CHARLES SCHWAB & CO, INC. SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	12.24%
MATRIX TRUST COMPANY/FBO WATSON CLINIC LLP PS PLAN PO BOX 52129 PHOENIX, AZ 85072	11.21%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	10.13%
NATIONWIDE TRUST COMPANY, FSB/FBO PARTICIPATING RETIREMENT PLANS NTC-PLNS C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OHIO 43218-2029	9.40%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	7.03%

SHAREHOLDER NAME AND ADDRESS	% OWNERSHIP
CHARLES SCHWAB FOR THE EXCLUSIVE BENEFIT OF CLIENTS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	5.86%

DIAMOND HILL SMALL-MID CAP FUND - CLASS A
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	65.91%
CHARLES SCHWAB FOR THE EXCLUSIVE BENEFIT OF CLIENTS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	11.14%

DIAMOND HILL SMALL-MID CAP FUND - CLASS I
CHARLES SCHWAB FOR THE EXCLUSIVE BENEFIT OF CLIENTS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	18.99%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	14.89%
MARIL CO FBO SG C O RELIANCE TRUST COMPANY WI ATTN MF 4900 WEST BROWN DEER RD MILWAUKEE, WI 53223	10.21%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	8.35%

DIAMOND HILL SMALL-MID CAP FUND - CLASS Y
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	16.47%
THE NORTHERN TRUST COMPANY AS TRUSTEE FBO ABBVIE INC PO BOX 92994 CHICAGO, IL 60675-2994	12.17%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	8.03%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	5.45%
STATE OF WYOMING TTEE FBO THE WRS DCP C/O FASCORE LLC 8815 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111	5.11%

DIAMOND HILL MID CAP FUND - CLASS A
LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	25.84%
CHARLES SCHWAB FOR THE EXCLUSIVE BENEFIT OF CLIENTS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	5.57%
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	5.08%

DIAMOND HILL MID CAP FUND - CLASS I
NATIONWIDE TRUST COMPANY, FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OHIO 43218-2029	24.28%

SHAREHOLDER NAME AND ADDRESS	% OWNERSHIP
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG, FL 33716	15.12%
BNYM IS TRUST CO/FBO WRAP CLIENTS 760 MOORE RD KING OF PRUSSIA, PA 19406	12.60%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	11.60%
CHARLES SCHWAB FOR THE EXCLUSIVE BENEFIT OF CLIENTS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	9.53%

DIAMOND HILL MID CAP FUND - CLASS Y
CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR, SUITE 302 MILWAUKEE, WI 53212	12.45%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	11.99%
BANK OF AMERICA CUSTODIAN FBO MFO 4800 DEER LAKE DR EAST JACKSONVILLE, FL 32246	10.98%
VANGUARD FIDUCIARY TRUST COMPANY/FBO 401K CLIENTS ATTN INVESTMENT SERVICES PO BOX 2600 VM L23 VALLEY FORGE, PA 19482-2600	8.87%
MATRIX TRUST COMPANY CUST. FBO ASSOCIATED CREDIT UNION 401(K) PLAN 717 17TH STREET, SUITE 1300 DENVER CO 80202	7.37%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	7.35%
BROADWAY NATIONAL BANK/MOTCO 3 1177 N E LOOP 410 SAN ANTONIO, TX 78209	7.21%
MATRIX TRUST COMPANY CUST. FBO ALASKA USA 401(K) RETIREMENT PLAN 717 17TH STREET, SUITE 1300 DENVER CO 80202	6.20%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	6.12%

DIAMOND HILL LARGE CAP FUND - CLASS A
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	28.51%
CHARLES SCHWAB FOR THE EXCLUSIVE BENEFIT OF CLIENTS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	19.77%
PIMS PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE CUST PL 008 UMMS VOLUNTARY 403 B PLAN 920 ELKRIDGE LANDING ROAD 1ST FLOOR LINTHICUM, MD 21090	5.79%
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	5.18%

SHAREHOLDER NAME AND ADDRESS	% OWNERSHIP
DIAMOND HILL LARGE CAP FUND - CLASS I
MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE, FL 32246	19.01%
WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET SAINT LOUIS, MO 63103	16.92%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	12.08%
CHARLES SCHWAB FOR THE EXCLUSIVE BENEFIT OF CLIENTS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	9.78%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	6.97%
UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.26%

DIAMOND HILL LARGE CAP FUND - CLASS Y
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	31.53%
VANGUARD FIDUCIARY TRUST COMPANY FBO 401 K CLIENTS ATTN INVESTMENT SERVICES PO BOX 2600 VM L23 VALLEY FORGE, PA 19482-2600	7.28%
J.P. MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN, NY 11245	6.05%

DIAMOND HILL ALL CAP SELECT FUND - CLASS A
UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	33.45%
WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET SAINT LOUIS, MO 63103	9.34%
CHARLES SCHWAB FOR THE EXCLUSIVE BENEFIT OF CLIENTS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	8.85%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	5.68%
MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE, FL 32246	5.09%

SHAREHOLDER NAME AND ADDRESS	% OWNERSHIP
DIAMOND HILL ALL CAP SELECT FUND - CLASS I
CHARLES SCHWAB FOR THE EXCLUSIVE BENEFIT OF CLIENTS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	76.29%
WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET SAINT LOUIS, MO 63103	11.96%

DIAMOND HILL ALL CAP SELECT FUND - CLASS Y
CHARLES SCHWAB FOR THE EXCLUSIVE BENEFIT OF CLIENTS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	33.21%
WELLS FARGO BANK NA FBO/NAUGATUCK EE POB PO BOX 1533 MINNEAPOLIS MN 55480	13.77%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	8.94%
BANK OF AMERICA CUST FBO MFO PO BOX 843869 DALLAS, TX 75284	7.96%
BANK OF AMERICA CUST FBO MFO PO BOX 843869 DALLAS, TX 75284	5.36%

DIAMOND HILL LONG-SHORT FUND - CLASS A
CHARLES SCHWAB FOR THE EXCLUSIVE BENEFIT OF CLIENTS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	18.64%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS NEW YORK, NY 10004-1901	15.15%
WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET SAINT LOUIS, MO 63103	8.47%
MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE, FL 32246	6.56%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	5.65%

DIAMOND HILL LONG-SHORT FUND - CLASS I
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	21.75%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS NEW YORK, NY 10004-1901	19.06%
CHARLES SCHWAB FOR THE EXCLUSIVE BENEFIT OF CLIENTS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	7.13%
MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE, FL 32246	6.69%

SHAREHOLDER NAME AND ADDRESS	% OWNERSHIP
WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET SAINT LOUIS, MO 63103	5.79%

DIAMOND HILL LONG-SHORT FUND - CLASS Y
DIAMOND HILL CAPITAL MANAGEMENT INC 325 JOHN H MCCONNELL BLVD SUITE 200 COLUMBUS, OH 43215	23.16%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	11.63%
CHARLES SCHWAB FOR THE EXCLUSIVE BENEFIT OF CLIENTS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	11.08%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	9.23%
CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR, SUITE 302 MILWAUKEE, WI 53212	5.67%
SAXON & CO P.O. BOX 94597 CLEVELAND, OH 44101	5.20%

DIAMOND HILL GLOBAL FUND - CLASS A
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	48.06%
CHARLES SCHWAB FOR THE EXCLUSIVE BENEFIT OF CLIENTS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	42.85%
DIAMOND HILL CAPITAL MANAGEMENT INC 325 JOHN H MCCONNELL BLVD SUITE 200 COLUMBUS, OH 43215	9.10%

DIAMOND HILL GLOBAL FUND - CLASS I
CHARLES SCHWAB FOR THE EXCLUSIVE BENEFIT OF CLIENTS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	82.31%
TD AMERITRADE FBO/JO ANN QUINIF ROLLOVER IRA TD AMERITRADE CLEARING, CUSTODIAN 2400 CAMBRIDGE BLVD COLUMBUS, OH 43221-4022	10.76%
TD AMERITRADE FBO/CURTIS REED ROLLOVER IRA TD AMERITRADE CLEARING, CUSTODIAN 2400 CAMBRIDGE BLVD COLUMBUS, OH 43221-4022	5.38%

DIAMOND HILL GLOBAL FUND - CLASS Y
DIAMOND HILL CAPITAL MANAGEMENT INC 325 JOHN H MCCONNELL BLVD SUITE 200 COLUMBUS, OH 43215	81.47%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	10.52%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	6.89%

SHAREHOLDER NAME AND ADDRESS	% OWNERSHIP
DIAMOND HILL INTERNATIONAL FUND - CLASS A
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	59.82%
CHARLES SCHWAB FOR THE EXCLUSIVE BENEFIT OF CLIENTS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	36.86%

DIAMOND HILL INTERNATIONAL FUND - CLASS I
CHARLES SCHWAB FOR THE EXCLUSIVE BENEFIT OF CLIENTS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	44.21%
MARY BETH MEUSE DECLARATION OF TRUST/MARY BETH MEUSE, TTE 191 W NATIONWIDE BLVD COLUMBUS, OH 43215	38.11%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	9.42%
TD AMERITRADE INC FBO/JO ANN QUINIF ROLLOVER IRA TD AMERITRADE CLEARING, CUSTODIAN 2400 CAMBRIDGE BLVD COLUMBUS, OH 43221-4022	5.28%

DIAMOND HILL INTERNATIONAL FUND - CLASS Y
DIAMOND HILL CAPITAL MANAGEMENT INC 325 JOHN H MCCONNELL BLVD SUITE 200 COLUMBUS, OH 43215	80.11%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	10.55%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	8.83%

DIAMOND HILL SHORT DURATION SECURITIZED BOND FUND - CLASS A
CHARLES SCHWAB FOR THE EXCLUSIVE BENEFIT OF CLIENTS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	48.38%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG, FL 33716	36.53%
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	9.15%

DIAMOND HILL SHORT DURATION SECURITIZED BOND FUND - CLASS I
CHARLES SCHWAB FOR THE EXCLUSIVE BENEFIT OF CLIENTS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	25.62%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	14.22%
MARIL CO FBO SG C O RELIANCE TRUST COMPANY ATTN MF 4900 WEST BROWN DEER RD MILWAUKEE, WI 53223	7.71%
UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6.15%

SHAREHOLDER NAME AND ADDRESS	% OWNERSHIP

DIAMOND HILL SHORT DURATION SECURITIZED BOND FUND - CLASS Y
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	25.61%
DIAMOND HILL LONG-SHORT FUND 325 JOHN H MCCONNELL BLVD, STE 200 COLUMBUS, OH 43215	18.82%
DIAMOND HILL SMALL-MID CAP FUND 325 JOHN H MCCONNELL BLVD, STE 200 COLUMBUS, OH 43215	14.39%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	8.46%
NABANK & CO PO BOX 2180 TULSA, OK 74101	5.17%

DIAMOND HILL CORE BOND FUND - CLASS A
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	65.96%
CHARLES SCHWAB FOR THE EXCLUSIVE BENEFIT OF CLIENTS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	32.48%

DIAMOND HILL CORE BOND FUND - CLASS I
CHARLES SCHWAB FOR THE EXCLUSIVE BENEFIT OF CLIENTS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	41.08%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG, FL 33716	10.77%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	5.60%

DIAMOND HILL CORE BOND FUND - CLASS Y
DIAMOND HILL CAPITAL MANAGEMENT INC 325 JOHN H MCCONNELL BLVD SUITE 200 COLUMBUS, OH 43215	78.44%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	9.07%
SAXON & CO/FBO P.O. BOX 94597 CLEVELAND, OH 44101	6.51%

DIAMOND HILL CORPORATE CREDIT FUND - CLASS A
CHARLES SCHWAB FOR THE EXCLUSIVE BENEFIT OF CLIENTS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	51.98%
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	18.20%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	10.62%

SHAREHOLDER NAME AND ADDRESS	% OWNERSHIP
MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE, FL 32246	6.33%

DIAMOND HILL CORPORATE CREDIT FUND - CLASS I
CHARLES SCHWAB FOR THE EXCLUSIVE BENEFIT OF CLIENTS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	16.84%
WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET SAINT LOUIS, MO 63103	11.50%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS NEW YORK, NY 10004-1901	9.47%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	5.68%

DIAMOND HILL CORPORATE CREDIT FUND - CLASS Y
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	24.95%
CHARLES SCHWAB FOR THE EXCLUSIVE BENEFIT OF CLIENTS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	9.20%
NATIONWIDE TRUST COMPANY, FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OHIO 43218-2029	8.05%
SEI PRIVATE TRUST COMPANY C/O FIRST HORIZON ID 683 ATTN MUTUAL FUND ADMIN ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	6.90%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	6.76%

DIAMOND HILL HIGH YIELD FUND - CLASS A
CHARLES SCHWAB FOR THE EXCLUSIVE BENEFIT OF CLIENTS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	47.61%
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	32.69%

DIAMOND HILL HIGH YIELD FUND - CLASS I
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	15.58%
CHARLES SCHWAB FOR THE EXCLUSIVE BENEFIT OF CLIENTS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	12.81%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG, FL 33716	11.31%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS NEW YORK, NY 10004-1901	6.26%

SHAREHOLDER NAME AND ADDRESS	% OWNERSHIP
UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6.07%
SEI PRIVATE TRUST COMPANY C/O CHOATE SWP ATTN MUTUAL FUND ADMIN ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	5.01%

DIAMOND HILL HIGH YIELD FUND - CLASS Y
PFM MULTI MANAGER SERIES TRUST UAD 8/11/2017 213 MARKET ST HARRISBURG, PA 17101	48.33%
SEI PRIVATE TRUST COMPANY C/O FIRST HAWAIIAN BANK ATTN MUTUAL FUND ADMIN ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	23.82%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	13.28%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	6.37%
FINANCIAL STATEMENTS
The financial statements and independent registered public accounting firm’s report required to be included in this Statement of Additional Information are incorporated herein by reference to the Annual Report to Shareholders for the Trust for the fiscal year ended December 31, 2020. The Funds will provide the Annual Report without charge upon written request or request by telephone. The Annual Report is also available on the Funds’ website at www.diamond-hill.com.

DIAMOND HILL FUNDS
PART C. OTHER INFORMATION

ITEM 28.    EXHIBITS

(a)	Articles of Incorporation.

(i)	Copy of Registrant’s Third Amended and Restated Agreement and Declaration of Trust dated February 28, 2021, is hereby filed herewith.

(b)	By-Laws.

(i)	Copy of Amended and Restated By-Laws, dated as of November 14, 2018, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 69, is hereby incorporated by reference.

(c)	Instruments Defining Rights of Security Holders.
None other than in Registrant’s Second Amended and Restated Agreement and Declaration of Trust and By-Laws.

(d)	Investment Advisory Contracts.

(i)
Copy of Registrant’s Amended and Restated Investment Management Agreement, dated as of November 17, 2011 with its Adviser, Diamond Hill Capital Management, Inc., which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 36, is hereby incorporated by reference.

(ii)
Copy of Amended Exhibit A, dated as of February 11, 2021, to the Registrant’s Amended and Restated Investment Management Agreement, dated as of November 17, 2011, for the Diamond Hill Large Cap Concentrated Fund with its Adviser, Diamond Hill Capital Management, Inc., is hereby filed herewith.

(iii)
Copy of Registrant’s Fee Waiver Agreement dated as of April 6, 2017, with its Adviser, Diamond Hill Capital Management, Inc., which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 60, is hereby incorporated by reference.

(e)	Underwriting Contracts.

(i)
Copy of Underwriting Agreement with BHIL Distributors, LLC, dated as of August 18, 2016, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 54, is hereby incorporated by reference.

(ii)	Copy of Underwriting Agreement Novation with BHIL Distributors, LLC which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 62, is hereby incorporated by reference.

(iii)	Form of Dealer’s Agreement, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 54, is hereby incorporated by reference.

(f)	Bonus or Profit Sharing Contracts.
None.

(g)	Custodian Agreements.

(i)
Copy of Registrant’s Master Custodian Agreement and Fee Schedule with the Custodian, State Street Bank and Trust Company, dated as of March 1, 2014, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 43, is hereby incorporated by reference.

(ii)	Copy of Amendment dated October 13, 2015, to Fee Schedule dated as of March 1, 2014, which was filed as an Exhibit to Registrant’s Amendment No. 54, is hereby incorporated by reference.

(iii)	Copy of Amendment dated March 1, 2016, to Fee Schedule dated as of March 1, 2014, which was filed as an Exhibit to Registrant’s Amendment No. 54, is hereby incorporated by reference.

(iv)	Copy of Amended Appendix A, dated February 11, 2021, to Master Custodian Agreement with the Custodian, State Street Bank and Trust Company, dated as of March 1, 2014, is hereby filed herewith.

(h)	Other Material Contracts.

(i)
Copy of Registrant’s Amended and Restated Administrative and Transfer Agency Services Agreement dated as of May 31, 2002, as restated and amended November 17, 2011 and May 23, 2013 with Diamond Hill Capital Management, Inc., which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 41, is hereby incorporated by reference.

(ii)
Copy of Amendment dated February 20, 2014 to the Amended and Restated Administrative, Fund Accounting and Transfer Agency Services Agreement dated as of May 31, 2002, as restated and amended November 17, 2011, and May 23, 2013 with Diamond Hill Capital Management, Inc., which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 43, is hereby incorporated by reference.

(iii)
Copy of Amended Schedule B, dated as of February 28, 2018, to the Amended and Restated Administrative, Fund Accounting and Transfer Agency Services Agreement, dated as of May 31, 2002, as restated and amended November 17, 2011 and May 23, 2013, and amended February 20, 2014, with Diamond Hill Capital Management, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 65, is hereby incorporated by reference.

(iv)
Copy of Amended Schedule A, dated as of February 11, 2021, to the Amended and Restated Administrative, Fund Accounting and Transfer Agency Services Agreement, dated as of May 31, 2002, as restated and amended November 17, 2011 and May 23, 2013, and amended February 20, 2014, with Diamond Hill Capital Management, Inc., is hereby filed herewith.

(v)
Copy of Master Services Agreement with Diamond Hill Capital Management, Inc. and Ultimus Fund Solutions, LLC, which was filed as an Exhibit to Registrant’s Amendment No. 54, is hereby incorporated by reference.

(vi)
Copy of Amendment, dated December 18, 2017, to the Master Services Agreement with Diamond Hill Capital Management, Inc. and Ultimus Fund Solutions, LLC, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 65, is hereby incorporated by reference.

(vii)	Copy of Amended Schedule A, dated February 11, 2021, to the Master Services Agreement with Diamond Hill Capital Management, Inc. and Ultimus Fund Solutions, LLC, is hereby filed herewith.

(viii)
Copy of Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 43, is hereby incorporated by reference.

(ix)
Copy of First Amendment, dated November 19, 2015, to Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 51, is hereby incorporated by reference.

(x)
Copy of Second Amendment, dated February 10, 2016, to Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 51, is hereby incorporated by reference.

(xi)
Copy of Third Amendment, dated April 6, 2016, to Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014, which was filed as an Exhibit to Registrant’s Amendment No. 54, is hereby incorporated by reference.

(xii)
Copy of Fourth Amendment, dated July 8, 2016, to Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 54, is hereby incorporated by reference.

(xiii)
Copy of Fifth Amendment, dated July 26, 2016, to Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 54, is hereby incorporated by reference.

(xiv)
Copy of Sixth Amendment, dated October 12, 2016, to Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 63, is hereby incorporated by reference.

(xv)
Copy of Seventh Amendment, dated November 14, 2017, to Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 65, is hereby incorporated by reference.

(xvi)
Copy of Eighth Amendment, dated March 9, 2018, to Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014, which was filed as an Exhibit to the Registrant's Post-Effective Amendment No. 70, is hereby incorporated by reference.

(xvii)
Copy of Ninth Amendment, dated February 14, 2019, to Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014, which was filed as an Exhibit to the Registrant's Post-Effective Amendment No. 70, is hereby incorporated by reference.

(xviii)
Copy of Tenth Amendment, dated March 1, 2019, to Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014, which was filed as an Exhibit to the Registrant's Post-Effective Amendment No. 71, is hereby incorporated by reference.

(xix)
Copy of Eleventh Amendment, dated February 11, 2021, to Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014, is hereby filed herewith.

(xx)
Copy of Registrant’s Exclusive Lending Agreement with State Street Bank and Trust Company, dated as of May 26, 2015, as amended by First Amendment dated as of June 19, 2015, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 47, is hereby incorporated by reference.

(xxi)
Copy of Second Amendment dated April 6, 2016, to Registrant’s Exclusive Lending Agreement with State Street Bank and Trust Company dated as of May 26, 2015, which was filed as an Exhibit to Registrant’s Amendment No. 54, is hereby incorporated by reference.

(xxii)
Copy of Third Amendment dated May 5, 2016, to Registrant’s Exclusive Lending Agreement with State Street Bank and Trust Company dated as of May 26, 2015, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 54, is hereby incorporated by reference.

(xxiii)	Copy of Fourth Amendment dated March 9, 2018, to Registrant’s Exclusive Lending Agreement with State Street Bank and Trust Company dated as of May 26, 2015, is hereby filed herewith.

(i)	Legal Opinion.
Consent of Thompson Hine LLP is filed herewith.

(j)	Other Opinions.

Consent of Cohen & Company, Ltd. is filed herewith.

(k)	Omitted Financial Statements. None

(l)	Initial Capital Agreements.
Copy of Letter of Initial Stockholder, which was filed as an Exhibit to Registrant’s Pre-Effective Amendment No. 1, is hereby incorporated by reference.

(m)	Rule 12b-1 Plans.

(i)	Copy of Registrant's Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 dated February 28, 2021, is hereby filed herewith.

(n)	Rule 18f-3 Plan.

(i)	Copy of Registrant's Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 as mended February 28, 2021 is hereby filed herewith.

(o)	Reserved

(p)	Codes of Ethics.

(i)
Copy of the Revised Code of Ethics of Diamond Hill Funds and Diamond Hill Capital Management, Inc. dated February 28, 2020, which was filed as an Exhibit to the Registrant's Post-Effective Amendment No. 76, is hereby incorporated by reference.

(q)	Nominating and Governance Committee Charter

(i)	Copy of Nominating and Governance Committee Charter, dated as of November 2018, which was filed as an Exhibit to the Registrant's Post-Effective Amendment No. 70, is hereby incorporated by reference.
ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND
None.
ITEM 30. INDEMNIFICATION
(a) Article VI of the Registrant’s Second Amended and Restated Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:
SECTION 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its past, present and future Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil, criminal, administrative or investigative, and any appeal therefrom, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.
SECTION 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.
SECTION 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person. Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.
(b) The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its Advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

(c) Pursuant to the Underwriting Agreement (“Agreement”), the Underwriter has agreed to indemnify, defend, and hold the Registrant, its affiliates, and each of their respective trustees, officers, employees, representatives, and any person who controls or previously controlled the Registrant within the meaning of Section 15 of the 1933 Act, (collectively, the “Registrant Indemnitees”) free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages or expenses and any reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) that any Registrant Indemnitee may incur under the 1933 Act, the 1934 Act, the 1940 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise arising out of or based upon (i) the Underwriter’s breach of any of its obligations, representations, warranties or covenants contained in the Agreement; (ii) the Underwriter’s failure to comply with any applicable securities laws or regulations; or (iii) any claim that the Registration Statement, Prospectus, sales literature and advertising materials or other information filed or made public by the Registrant (as from time to time amended) include or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements not misleading, insofar as such statement or omission was made in reliance upon and in conformity with information furnished to the Registrant by the Underwriter in writing. In no event shall anything contained in the Agreement be so construed as to protect the Registrant against any liability to the Underwriter to which the Registrant would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Agreement or by reason of its reckless disregard of its obligations under the Agreement.
(d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
A. Diamond Hill Capital Management, Inc., 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215 (“DHCM”), adviser to the Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Mid Cap Fund, Diamond Hill All Cap Select Fund, Diamond Hill Large Cap Fund, Diamond Hill Large Cap Concentrated Fund, Diamond

Hill Long-Short Fund, Diamond Hill Global Fund, Diamond Hill International Fund, Diamond Hill Short Duration Securitized Fund, Diamond Hill Core Bond Fund, Diamond Hill Corporate Credit Fund, and Diamond Hill High Yield Fund is a registered investment adviser.
(1) DHCM has engaged in no other business during the past two fiscal years.
(2) Information with respect to the directors and officers of DHCM is incorporated by reference to Schedule D of Form ADV filed by it under the Investment Advisers Act (File No. 801-32176).
ITEM 32. PRINCIPAL UNDERWRITERS

(a)	Foreside Financial Services, LLC (f/k/a BHIL Distributors, LLC) (the "Distributor") acts as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1. 13D Activist Fund, Series of Northern Lights Fund Trust
2. 2nd Vote Funds
3.AAMA Equity Fund, Series of Asset Management Fund
4.AAMA Income Fund, Series of Asset Management Fund
5.Advisers Investment Trust
6.AltShares Trust
7.BMO Funds, Inc.
8.BMO LGM Frontier Markets Equity Fund
9.Boston Trust Walden Funds (f/k/a The Boston Trust & Walden Funds)
10.Conversus StepStone Private Markets
11.Cook & Bynum Funds Trust
12.Datum One Series Trust
13.Diamond Hill Funds
14.Driehaus Mutual Funds
15.Emles Trust
16.FlowStone Opportunity Fund
17.Inspire 100 ETF, Series of Northern Lights Fund Trust IV
18.Inspire Corporate Bond Impact ETF, Series of Northern Lights Fund Trust IV
19.Inspire Faithward Large Cap Momentum ESG ETF, Series of Northern Lights Fund Trust IV
20.Inspire Faithward Mid Cap Momentum ESG ETF, Series of Northern Lights Fund Trust IV
21.Inspire Global Hope ETF, Series of Northern Lights Fund Trust IV
22.Inspire International ESG ETF, Series of Northern Lights Fund Trust IV
23.Inspire Small Mid Cap Impact ETF, Series of Northern Lights Fund Trust IV
24.Inspire Tactical Balanced ESG ETF, Series of Northern Lights Fund Trust IV
25.Praxis Mutual Funds
26.Primark Private Equity Investments Fund
27.Rimrock Funds Trust
28.SA Funds – Investment Trust
29.Sequoia Fund, Inc.
30.Simplify Exchange Traded Funds
31.Siren ETF Trust

The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Regulatory Authority or “FINRA.” The Distributor has its main address at Three Canal Plaza, Suite 100, Portland, ME 04101.

(b)	Officers and Directors.

Name	Address	Position with the Distributor	Position and Offices with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
(c) Not applicable.
ITEM 33. LOCATION OF ACCOUNTS AND RECORDS
Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215; and/or by the Registrant’s custodian, State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116; and the Registrant’s sub-administration service provider, sub-fund accountant, and sub-transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
ITEM 34. MANAGEMENT SERVICES
None.
ITEM 35. UNDERTAKINGS
None.

EXHIBIT INDEX

Exhibit Number	Description
(a)(i)	Third Amended and Restated Agreement and Declaration of Trust dated February 28, 2021
(d)(ii)
Amended Exhibit A, dated as of February 11, 2021, to the Registrant’s Amended and Restated Investment Management Agreement, dated as of November 17, 2011, for the Diamond Hill Large Cap Concentrated Fund with its Adviser, Diamond Hill Capital Management, Inc.

(g)(iv)	Amended Appendix A, dated February 11, 2021, to Master Custodian Agreement with the Custodian, State Street Bank and Trust Company, dated as of March 1, 2014
(h)(iv)
Amended Schedule A, dated as of February 11, 2021, to the Amended and Restated Administrative, Fund Accounting and Transfer Agency Services Agreement, dated as of May 31, 2002, as restated and amended November 17, 2011 and May 23, 2013, and amended February 20, 2014, with Diamond Hill Capital Management, Inc.

(h)(vii)	Amended Schedule A, dated February 11, 2021, to the Master Services Agreement with Diamond Hill Capital Management, Inc. and Ultimus Fund Solutions, LLC
(h)(xix)	Eleventh Amendment, dated February 11, 2021, to Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014
(h)(xxiii)	Fourth Amendment dated March 9, 2018, to Registrant’s Exclusive Lending Agreement with State Street Bank and Trust Company dated as of May 26, 2015
(i)	Consent of Thompson Hine LLP
(j)	Consent of Cohen & Company, Ltd.
(m)(i)	Copy of Registrant's Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 dated February 28, 2021
(n)(i)	Copy of Registrant's Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 as mended February 28, 2021

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, and the State of Ohio on February 26, 2021.

DIAMOND HILL FUNDS

By:	/s/ Thomas E. Line
Thomas E. Line
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Thomas E. Line	President	February 26, 2021
Thomas E. Line

/s/ Julie A. Roach	Treasurer	February 26, 2021
Julie A. Roach

D’Ray Moore*	Trustee	February 26, 2021
D’Ray Moore

Tamara L. Fagely*	Trustee	February 26, 2021
Tamara L. Fagely

Nancy M. Morris*	Trustee	February 26, 2021
Nancy M. Morris

John T. Kelly-Jones*	Trustee	February 26, 2021
John T. Kelly-Jones

*By:	/s/ Thomas E. Line
Thomas E. Line
Executed by Thomas E. Line
on behalf of those indicated pursuant to Powers of Attorney